UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Cigna Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 14, 2014

900 Cottage Grove Road
Bloomfield, Connecticut 06002

Dear Cigna Shareholder:

On behalf of the Cigna Corporation Board of Directors, our senior leadership and other members of the Cigna team, we are pleased to invite you to attend our 2014 Annual Meeting of Shareholders on April 23, 2014. The attached Notice of Annual Meeting of Shareholders and proxy statement contain important information about the business to be conducted at the Annual Meeting.

We had another year of strong performance in 2013 — the fourth consecutive year of effective execution on our Go Deep, Go Global, Go Individual strategy. For 2013, results exceeded our growth and earnings expectations, driven primarily by the strength of our Global Health Care business, and we provided industry-leading returns for our shareholders. Most importantly, however, we continued to deliver differentiated value for our customers and clients across our entire portfolio of diversified businesses. As we move forward over the next several years, we intend to leverage our capabilities around customer insights, consultative selling and physician engagement to guide us through an evolving and disruptive healthcare environment.

As a company, we could not have attained our successes in 2013 without the efforts of our more than 35,000 employees worldwide who are passionately dedicated to our mission of improving the health, well-being and sense of security of our customers and clients around the globe. Because we believe that our employees hold the key to our future success, we are focused on ensuring we create a pay and incentive framework that attracts, retains, and appropriately incents our people, while also aligning with both our performance and our company values. This proxy statement describes our pay-for-performance system in more detail and provides specific information on the compensation for our named executive officers.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Important Notice Regarding the Availability of Proxy Materials. Additional instructions on how to vote can be found on pages 6 through 9 of the proxy statement.

We look forward to seeing you at the 2014 Annual Meeting. As always, thank you for your continued support of Cigna.

Sincerely,
/s/ David M. Cordani
David M. Cordani President and Chief Executive Officer
/s/ Isaiah Harris, Jr.
Isaiah Harris, Jr. Chairman of the Board

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NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

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Date and Time:	Wednesday, April 23, 2014 at 10:00 a.m.
Place:	Windsor Marriott Hotel, Ballroom 4 28 Day Hill Road Windsor, Connecticut 06095
Items of Business:	Item 1: Election of the three director nominees named in the proxy statement for terms expiring in April 2017.
Item 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2014.
Item 3: Advisory approval of executive compensation.
Consideration of any other business properly brought before the meeting.
Record Date:
Monday, February 24, 2014. Only Cigna shareholders of record at the close of business on the record date are entitled to receive this notice and vote at the meeting and any adjournment or postponement of the meeting.
Proxy Voting:
Your vote is very important, regardless of the number of shares you own. We urge you to promptly vote by telephone, by using the Internet, or, if you received a proxy card or instruction form, by completing, dating, signing and returning it by mail. For instructions on voting, please see Questions and Answers about Voting beginning on page 6.

March 14, 2014
By order of the Board of Directors,

John M. Limongelli Corporate Secretary

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Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Shareholders
To Be Held on April 23, 2014

The Notice of Annual Meeting, Proxy Statement and Annual Report for
the fiscal year ended December 31, 2013 are available at www.envisionreports.com/ci.

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PROXY STATEMENT SUMMARY

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We provide below highlights of certain information in this proxy statement. This is only a summary — please refer to the complete proxy statement and 2013 annual report before you vote.

BUSINESS PERFORMANCE

Cigna's mission is to improve the health, well-being and sense of security of the over 80 million people we serve around the world. This mission and focus on delivering value to our customers is at the center of what we do every day. Delivering value to our customers, and in turn, our shareholders, is reflected in the effective execution of our Go Deep, Go Global, Go Individual strategy that we implemented in 2010.

As seen in the charts below, in 2013, we again delivered strong growth in both consolidated revenues and adjusted income from operations*, driven by meaningful contributions from each of our operating segments.

We also achieved a number of important strategic goals in 2013, including:

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the effective transfer of our run-off reinsurance business, which strengthens our balance sheet and improves our financial flexibility;

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further enhancements in our pharmacy benefits management capabilities, providing both a platform for future innovation and financial benefit to both customers and our shareholders; and

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continued deepening of our global footprint, with meaningful progress in important growth markets, including Turkey, India and China.

Shareholders' net income for 2013 was $1.48 billion, which included a $0.51 billion charge for the transfer of our run-off reinsurance business. In 2012, shareholders' net income was $1.62 billion.

We believe that our success in executing our strategy in 2013 and during the past several years provides a strong foundation from which we can continue to deliver competitively attractive revenue and earnings growth to Cigna shareholders.

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We encourage you to review our Annual Report on Form 10-K for the year ended December 31, 2013 for more complete financial information. Consolidated adjusted income from operations is the principal measure we use to assess profitability but it is not a financial measure calculated in accordance with generally accepted accounting principles in the United States (GAAP). For a reconciliation of consolidated adjusted income from operations to the most directly comparable GAAP financial measure, which is shareholders' net income, see page 35 of our Annual Report on Form 10-K.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    1

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PROXY STATEMENT SUMMARY   (CONTINUED)

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TOTAL SHAREHOLDER RETURN AND RELATIVE PEER PERFORMANCE

Since December 31, 2010, our stock performance has resulted in a total shareholder return (TSR) of 139%, which is more than double the TSR of Cigna's current peer group and the S&P 500 Index for the same time period. In addition, we returned value to shareholders through share repurchases of approximately 23.3 million shares for $1.6 billion since the beginning of 2011.

The chart below shows the TSR for our stock as of December 31, 2013 on a one- and three-year basis. For a comparison of Cigna's TSR to its current peer group and the S&P 500 Index over the three-year time period, see page 38.

CORPORATE GOVERNANCE

Cigna is committed to ensuring strong corporate governance practices on behalf of our shareholders. Below are a few of our key governance practices:

&zwsp;	✓	10 Independent Directors (91% of Board), including Independent Chairman of the Board	&zwsp;
	✓	Independent Audit, Corporate Governance, Finance and People Resources Committees	&zwsp;
	✓	Director Elections by Majority Voting	&zwsp;
	✓	Majority of Director Compensation Delivered in Cigna Common Stock	&zwsp;
	✓	Meaningful Stock Ownership Guidelines for Directors and Executives	&zwsp;
	✓	Strong Pay-for-Performance Executive Compensation Philosophy	&zwsp;
	✓	Independent Compensation Consultant	&zwsp;
	✓	Annual Advisory Approval of Executive Compensation by Shareholders, with historically strong support	&zwsp;
	✓	Strong Change of Control Provisions — "Double-Trigger" Vesting of Equity and No Tax-Gross Up for Executives	&zwsp;
	✓	Annual Public Disclosure of Political Contributions and Lobbying Activity	&zwsp;

2     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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PROXY STATEMENT SUMMARY   (CONTINUED)

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EXECUTIVE COMPENSATION

Cigna's executive compensation program design is based on the philosophy that executive pay should be strongly aligned with Company strategy, results and individual performance. Our future success is based on the decisions our executive officers make every day in support of Cigna's mission to improve the health, well-being and sense of security of the customers we serve. Cigna's pay-for-performance compensation philosophy has the following key objectives:

&zwsp;	✓	Align the interests of the Company's executives with those of its shareholders and reward the creation of long-term value for Cigna shareholders.	&zwsp;
	✓	Emphasize performance-based short-term and long-term compensation over fixed compensation.	&zwsp;
	✓	Motivate superior enterprise results with appropriate consideration of risk and while maintaining a strong commitment to the Company's ethics and values.	&zwsp;
	✓	Reward the achievement of favorable long-term financial results more heavily than the achievement of short-term results.	&zwsp;
	✓	Provide market competitive compensation opportunities designed to attract and retain highly qualified executives.	&zwsp;

Target pay mix for the Chief Executive Officer and the other named executive officers during 2013 reflects these objectives, as shown in the charts below. The percentages shown below are targets only and will not match the percentages calculable from the compensation reflected in the Summary Compensation Table on page 64.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    3

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PROXY STATEMENT SUMMARY   (CONTINUED)

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Voting Matters and Board Recommendations

	Proposal	Item	Board's Vote Recommendation	&zwsp;
	1	Election of the three director nominees named in this proxy statement for terms expiring in April 2017	Vote FOR each of the nominees shown below
&zwsp;	2	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2014	Vote FOR	&zwsp;
	3	Advisory approval of executive compensation	Vote FOR

	Director Nominee	Age	Director Since	Occupation	Independent?	Committee Memberships	&zwsp;
	Eric J. Foss	55	2011	President, CEO and Director of ARAMARK Corporation	Yes	Audit Corporate Governance
&zwsp;	Roman Martinez IV	66	2005	Private Investor	Yes	Audit Finance	&zwsp;
	William D. Zollars	66	2005	Former Chairman, President and CEO of YRC Worldwide, Inc.	Yes	People Resources (Chair) Corporate Governance Executive

4     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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INFORMATION ABOUT THE 2014 ANNUAL MEETING

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 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

Why did I receive proxy materials? What is included in the proxy materials?

Our Board of Directors is soliciting your proxy to vote at the 2014 Annual Meeting of Shareholders. You received proxy materials because you owned shares of Cigna common stock on February 24, 2014, the record date, and that entitles you to vote at the Annual Meeting.

Proxy materials include the notice of annual meeting of shareholders, the proxy statement and our annual report on Form 10-K for the year ended December 31, 2013. If you received paper copies, the proxy materials also include a proxy card or voting instruction form. The proxy statement describes the matters on which the Board of Directors would like you to vote, and provides information about Cigna that we must disclose under Securities and Exchange Commission (SEC) regulations when we solicit your proxy.

Your proxy will authorize specified persons, each of whom also are referred to as a proxy, to vote on your behalf at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting in person. The written document by which you authorize a proxy to vote on your behalf is referred to as a proxy card.

Why did I receive a "Notice of the Internet Availability of Proxy Materials" instead of printed copies of the proxy statement and annual report?

Cigna has elected to take advantage of the SEC's rule that allows us to furnish proxy materials to you online. On March 14, 2014, we mailed to shareholders a notice of the Internet availability of proxy materials containing instructions on how to access our proxy materials online. We believe electronic delivery will lower costs and reduce the environmental impact of our Annual Meeting as we will print and mail fewer sets of materials.

You may request to receive printed proxy materials by following the instructions contained in the notice of Internet availability. You also may contact Cigna Shareholder Services at the address listed on page 88.

How can I get electronic access to the proxy materials?

The proxy materials are available for viewing at www.envisionreports.com/ci. The notice of Internet availability of proxy materials also provides instructions on how to:

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view our proxy materials on the Internet;

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vote your shares after you have viewed the proxy materials; and

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select a future delivery preference of paper or electronic copies of the proxy materials.

For shareholders who received a printed copy of our materials, you still may choose to receive proxy materials electronically in the future. If you choose to do so, you will receive an email with instructions containing electronic links to the proxy materials for next year's annual meeting and the proxy voting site.

If you hold your shares through a bank, broker or other custodian, you also may have the opportunity to receive the proxy materials electronically. Please check the information contained in the documents provided to you by your bank, broker or other custodian.

We encourage you to take advantage of the availability of the proxy materials electronically to help reduce the environmental impact of the Annual Meeting.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    5

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INFORMATION ABOUT THE 2014 ANNUAL MEETING   (CONTINUED)

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QUESTIONS AND ANSWERS ABOUT VOTING

What am I voting on at the Annual Meeting?

	Proposal	Item	Board's Vote Recommendation	Page	&zwsp;
	1	Election of the three director nominees named in this proxy statement for terms expiring in April 2017	Vote FOR each of the nominees	22
&zwsp;	2	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2014	Vote FOR	33	&zwsp;
	3	Advisory approval of executive compensation	Vote FOR	82

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters that will be presented and voted upon at the Annual Meeting. Our 2013 proxy statement described the requirements under our governance documents for properly submitting proposals or nominations from the floor at this year's Annual Meeting. The proxies will have discretionary authority, to the extent permitted by law, on how to vote on other matters that may come before the Annual Meeting.

How many votes can be cast by all shareholders?

Each share of Cigna common stock is entitled to one vote on each of the three directors to be elected and one vote on each of the other matters properly presented at the Annual Meeting. We had 271,433,687 shares of common stock outstanding and entitled to vote on February 24, 2014.

How many votes must be present to hold the Annual Meeting?

At least two-fifths of the issued and outstanding shares entitled to vote, or 108,573,475 shares, present in person or by proxy, are needed for a quorum to hold the Annual Meeting. Abstentions and broker non-votes (discussed below) are included in determining whether a quorum is present. We urge you to vote by proxy even if you plan to attend the Annual Meeting. This will help us know that enough votes will be present to hold the meeting.

How many votes are needed to approve each proposal? How do abstentions or broker non-votes affect the voting results?

The following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of the vote of abstentions and uninstructed shares held by brokers (referred to as broker non-votes). When a beneficial owner does not provide voting instructions to the institution that holds the shares in street

6     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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INFORMATION ABOUT THE 2014 ANNUAL MEETING   (CONTINUED)

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name, brokers may not vote those shares in matters deemed non-routine. Non-routine matters include Items 1 and 3 below.

	Proposal Number	Item	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes	&zwsp;
	1	Election of directors	Majority of votes cast	No effect	Not voted/No effect
&zwsp;	2	Ratification of the appointment of independent auditor	Majority of shares present and entitled to vote	Counted "against"	No broker non-votes; shares are voted by brokers in their discretion	&zwsp;
	3	Advisory approval of executive compensation	Majority of shares present and entitled to vote	Counted "against"	Not voted/No effect

Signed but unmarked proxy cards will be voted "for" each proposal.

How do I vote if I own shares as a record holder?

If your name is registered on Cigna's shareholder records as the owner of shares, you are the "record holder." If you hold shares as a record holder, there are four ways that you can vote your shares.

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Over the Internet.  Vote at www.envisionreports.com/ci. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern Time on Tuesday, April 22, 2014. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.

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By telephone.  Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern time on Tuesday, April 22, 2014. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

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By mail.  If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. If you received only a notice of Internet availability but want to vote by mail, the notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 10:00 a.m. Eastern Time on Wednesday, April 23, 2014.

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In person.  Attend the Annual Meeting, or send a personal representative with a valid legal proxy.

Please note that you cannot vote using the notice of Internet availability of proxy materials. The notice identifies the items of business and describes how to vote, but you cannot vote by marking the notice and returning it.

How do I vote if my Cigna shares are held by a bank, broker or custodian?

If your shares are held by a bank, broker or other custodian (commonly referred to as shares held "in street name"), the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone. Unless you provide voting instructions, your shares will not be voted on any matter except for ratifying the appointment of our independent auditors. To ensure that your shares are counted in the election of directors and the advisory approval of executive compensation, we encourage you to provide instructions on how to vote your shares.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    7

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INFORMATION ABOUT THE 2014 ANNUAL MEETING   (CONTINUED)

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If you hold shares in street name and want to vote in person at the Annual Meeting, you will need to ask your bank, broker or custodian to provide you with a valid legal proxy. You will need to bring the proxy with you to the Annual Meeting in order to vote. Please note that if you request a legal proxy from your bank, broker or custodian, any previously executed proxy will be revoked and your vote will not be counted unless you vote in person at the Annual Meeting or appoint another valid legal proxy to vote on your behalf.

How do I vote if my Cigna shares are held by Computershare in an employee stock account?

Employee stock accounts maintained by Computershare hold restricted stock that has not yet vested, former restricted stock that has vested and shares acquired through an option exercise. If you have one or more of these types of shares, you are the record holder and you should follow the rules above for voting shares held as a record holder.

Can I vote if I have money in the Cigna Stock Fund of the Cigna 401(k) Plan or Cigna Health Management 401(k) Plan?

Yes, but you have an earlier deadline for submitting voting instructions. Your voting instructions must be received by 11:59 p.m. Eastern time on Thursday, April 17, 2014. You may vote over the Internet, by telephone or by mail (as described above), but you may not vote in person at the Annual Meeting. If you have money invested in the Cigna Stock Fund of the Cigna 401(k) Plan or the Cigna Health Management 401(k) Plan, the plan trustees have the legal authority to vote those shares. Under the plans, however, you have pass-through voting rights based on your interest in the Cigna Stock Fund. You may exercise these voting rights by submitting a proxy that reflects your voting instructions. Your voting instructions will be kept confidential under the terms of the plans. If you do not give voting instructions (or they are received after 11:59 p.m. Eastern time on Thursday, April 17, 2014), the plan trustees will vote your interest as instructed by Cigna's Retirement Plan Committee.

Can I change my vote?

Yes. If you are a record holder, you may:

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Enter new instructions by telephone or Internet voting before 11:59 p.m. Eastern time on Tuesday, April 22, 2014;

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Send a new proxy card with a later date than the card submitted earlier. We must receive your new proxy card before 10:00 a.m. Eastern Time on Wednesday, April 23, 2014;

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Write to the Corporate Secretary at the address listed on page 87. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before 10:00 a.m. Eastern Time on Wednesday, April 23, 2014; or

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Vote in person (or send a personal representative with a valid proxy) at the Annual Meeting after revoking your proxy by letter to the Corporate Secretary.

8     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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INFORMATION ABOUT THE 2014 ANNUAL MEETING   (CONTINUED)

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If you hold your shares in street name, you may:

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Submit new voting instructions in the manner provided by your bank, broker or other custodian; or

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Contact your bank, broker or other custodian to request a proxy to vote in person at the Annual Meeting.

Who will count the votes? Is my vote confidential?

Computershare has been appointed Inspector of Election for the Annual Meeting. The Inspector of Election will determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum, and the validity of proxies and ballots, and will count all votes and ballots.

All votes are confidential. Your voting records will not be disclosed to us, except as required by law, in contested Board elections or certain other limited circumstances.

Who pays for the proxy solicitation and how will Cigna solicit votes?

Cigna pays the cost of preparing our proxy materials and soliciting your vote. Proxies may be solicited on our behalf by our directors, officers, employees and agents by telephone, electronic or facsimile transmission or in person. We will enlist the help of banks and brokerage houses in soliciting proxies from their customers and reimburse them for their related out-of-pocket expenses. In addition, we have engaged Georgeson, Inc. to assist in soliciting proxies. Cigna will pay Georgeson a fee of approximately $15,000 plus reasonable out-of-pocket expenses.

Where can I find the voting results of the Annual Meeting?

We will publish the voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC. The Form 8-K will be available online at www.cigna.com/aboutus/sec-filings within four business days following the end of our Annual Meeting.

IMPORTANT INFORMATION IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

You must be able to show that you owned Cigna's common stock on the record date, February 24, 2014, in order to gain admission to the Annual Meeting. Please bring to the meeting the notice of Internet availability of proxy materials, a printed proxy card, or a brokerage statement or letter from your broker verifying ownership of Cigna shares as of February 24, 2014. You also must bring a valid government-issued photo ID. Registration will begin at 9:00 a.m. Please note that you are not permitted to bring any cameras, recording equipment, electronic devices, large bags, briefcases or packages into the Annual Meeting.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    9

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CORPORATE GOVERNANCE

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GOVERNANCE POLICIES AND PRACTICES

Cigna is committed to ensuring strong corporate governance practices on behalf of our shareholders. Cigna's Board Practices, together with the charters of the Audit, Corporate Governance, Finance, People Resources and Executive Committees, establishes a framework of policies and practices for our effective governance. Our Board Practices, which are available at www.cigna.com/about-us/corporate-governance/board-practices, address Board structure and leadership, director qualifications, director independence, committee structure and roles, people development and succession planning. The Board, the Corporate Governance Committee and the other committees regularly review their governance policies and practices and developments in corporate governance and update these documents as they deem appropriate for Cigna.

The following describes some of our most significant governance practices by area, which are discussed in more detail later in this section.

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 BOARD STRUCTURE AND PROCESS

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11 Directors on Board
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10 Independent Directors (91%)
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Diverse Board as to Composition, Skills and Experience
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Independent Chairman of the Board
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Independent Audit, Corporate Governance, Finance and People Resources Committees
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Annual Evaluations of Board, Committees and Individual Directors

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 OVERSIGHT OF EXECUTIVE COMPENSATION

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Strong Pay-for-Performance Executive Compensation Philosophy
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Annual Advisory Approval of Executive Compensation by Shareholders
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Independent Compensation Consultant to the People Resources Committee
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Strong Shareholder Support of Executive Compensation Program (96.6% in 2013)
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Clawback Policy for Executive Compensation
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"Double-trigger" Vesting of Equity on Change of Control
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No Tax Gross-up on Change of Control

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 ALIGNMENT WITH SHAREHOLDER INTERESTS

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High Percentage of Variable ("at risk") NEO Pay
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Majority of Director Compensation Delivered in Cigna Common Stock
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Meaningful Stock Ownership Guidelines for Directors and Executive Officers
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Director Elections by Majority Voting
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Restrictions on Hedging and Pledging of Cigna Common Stock
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Annual Public Disclosure of Political Contributions and Lobbying Activity

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The Questions and Answers section beginning on page 87 includes instructions for how to obtain copies of Cigna's corporate governance policies and how to communicate with the Board of Directors. For more information about our executive compensation governance policies and practices, see the Compensation Discussion and Analysis beginning on page 37.

10     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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CORPORATE GOVERNANCE   (CONTINUED)

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 ROLE OF THE BOARD AND LEADERSHIP STRUCTURE

The Board's primary role is the oversight of the management of Cigna's business affairs and assets in accordance with the Board's fiduciary duties to shareholders under Delaware law. To fulfill its responsibilities to our shareholders, Cigna's Board, both directly and through its committees, regularly engages with management, ensures management accountability and reviews the most critical issues that face Cigna. Among other things, the Board reviews the Company's strategy and mission, its execution on financial and strategic plans and succession planning. The Board also oversees risk management and determines executive compensation. All directors play an active role in overseeing the Company's business strategy at the Board and committee levels. The Board is committed to meeting the dynamic needs of the Company and focusing on the interests of its shareholders and, as a result, regularly evaluates and adapts its composition, role, and relationship with management.

Independent Board Members

Cigna believes in the importance of a board comprised largely of independent, non-employee directors. Currently, the Board has determined that all Cigna directors, other than the Company's CEO, are independent under New York Stock Exchange (NYSE) listing standards and SEC rules. Similarly, at the Committee level, all Committee members are independent.

Independent Chairman of the Board

We separate the roles of the Chairman of the Board and Chief Executive Officer (CEO), and have elected Isaiah Harris, Jr. to serve as our independent Chairman. We believe that having a Chairman separate from the CEO helps to ensure independent oversight of the Company and the management team and contributes to strong governance practices. The Board regularly assesses the appropriateness of this leadership structure and has concluded that this structure is appropriate for Cigna at this time. The Board elects the Chairman to a three-year term, expiring at the annual meeting occurring at the end of the third year. Mr. Harris' term as Chairman is expected to expire in April 2015. The full Board evaluates the Chairman's performance on an annual basis.

The following table describes the key responsibilities of the Chairman of the Board:

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CHAIRMAN RESPONSIBILITIES

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Serves as principal representative of the Board

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Presides over Board and shareholder meetings

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Facilitates discussion among independent directors on key issues

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Advises the CEO on issues of concern for the Board

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Develops schedule and agenda of Board meetings, in consultation with the CEO and other directors

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Acts as liaison between Board and management

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Leads the Board in CEO succession planning

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Engages in the director recruitment process

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Represents the Company in interactions with external stakeholders, at the discretion of the Board

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2014 Notice of Annual Meeting of Shareholders and Proxy Statement    11

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CORPORATE GOVERNANCE   (CONTINUED)

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OTHER BOARD PRACTICES

Cigna employs a number of other practices directed to ensure the highest level of corporate governance oversight on behalf of its shareholders. The following table describes some of these practices in more detail.

PRACTICES DIRECTED TO INDIVIDUAL CIGNA DIRECTORS		&zwsp;
Limits on Public Company Directorships	To ensure each director is able to devote sufficient time and attention to his or her responsibilities as a board member, the Board has established the following limits on outside directorships:

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Each director who also is a chief executive officer of a public company may not serve on more than one other public company board in addition to Cigna's Board and the board of his or her employer (for a total of three public company directorships);

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Each director who is not a chief executive officer of a public company may serve on no more than four boards of other public companies (for a total of five such directorships).

All of our directors are in compliance with these limits on outside directorships.
Change in Director's Principal Position

If a director changes his or her principal employment position, that director is required to tender his or her resignation to the Corporate Governance Committee. The Committee will then recommend to the Board whether to accept or decline the resignation.

Mandatory Retirement Age	A director is required to retire no later than the annual meeting of shareholders coinciding with or following his or her 72nd birthday.
Continuing Education for Directors

The Board is regularly updated on Cigna's businesses, strategies, customers, operations and employee matters, as well as external trends and issues that affect the Company. Directors also are encouraged to attend continuing education courses relevant to their service on Cigna's Board. The Corporate Governance Committee oversees the continuing education process, and the Company is kept apprised of director participation. Cigna reimburses directors for expenses they incur in connection with continuing education courses.

Attendance at Annual Meeting of Shareholders	The Board encourages directors to attend the annual meeting of shareholders. In 2013, all directors attended the annual meeting. All directors are expected to attend the annual meeting in 2014.

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CORPORATE GOVERNANCE   (CONTINUED)

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PRACTICES DIRECTED TO CIGNA BOARD PROCESSES		&zwsp;
Board Executive Sessions	As part of all regularly scheduled Board meetings, the Chairman presides over all executive sessions of the Board, including those sessions held solely with independent directors. At each meeting held in 2013, the independent members of the Board met in executive session. Each Board committee also met in executive session on a regular basis in connection with their respective meetings.
Director Access to Management	Independent directors have unfettered access to members of senior management and other key employees.
Independent Advisors	The Board and its committees are able to access and retain independent advisors as and to the extent they deem necessary or appropriate.
CEO Succession Planning

At the direction of the Chairman, the Board oversees CEO succession planning. With the assistance of the People Resources Committee, the Board reviews and approves regular and emergency succession plans and, as part of those plans, develops and evaluates potential candidates who meet the Board's established criteria for the CEO position.

People Development and Other Succession Planning

The People Resources Committee also is responsible for overseeing the Company's policies and processes for people development in general, including the succession plan for all other executive officers. In fulfilling that responsibility, the People Resources Committee considers an annual review of executive officers and key senior management presented by the CEO, including a discussion of those employees who are considered to be potential successors to executive and senior level positions with regard to their readiness and development opportunities. This assessment is presented to the full Board at the People Resources Committee's direction.

Annual Board Evaluation

Each year, the Corporate Governance Committee oversees the evaluation of the Board and its committees, as well as a review of each individual director's performance (including the Chairman's) against the established responsibilities of Cigna Board members. Each Board committee also is responsible for conducting a self-assessment to identify potential areas of improvement. On an ongoing basis, directors offer suggestions and recommendations intended to further improve Board performance.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    13

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CORPORATE GOVERNANCE   (CONTINUED)

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PRACTICES DIRECTED TO CIGNA SHAREHOLDERS		&zwsp;
Alignment of Director Compensation and Ownership Guidelines	Cigna delivers the majority of compensation to non-employee directors in the form of Cigna common stock and requires directors to meet a stock ownership guideline of at least $500,000 (or over five times the annual cash retainer). For more information on non-employee director compensation, see page 28.
Majority Voting Standard

Cigna has adopted a majority voting standard for the election of directors in uncontested elections that requires a director to tender his or her resignation upon that director's failure to be elected by shareholders. See Process for Director Elections under Item 1. Election of Directors on page 20.

No Shareholder Rights Plan	Cigna does not have a shareholder rights plan and, at this time, the Board has no intention of adopting such a plan.
Annual Political Contribution and Lobbying Activity Report

Cigna supports the goals of transparency and accountability with regard to corporate political expenditures. In 2011, Cigna published its first annual political contributions and lobbying activity report that provided information on its political contributions, lobbying activities, trade association affiliations and related matters. Since then, we have significantly enhanced this report to provide greater clarity on our overall lobbying framework, including our goals and positions related to advocacy efforts and why we believe active engagement in the public policy arena is important to our mission, business and customers. We also provide specific details regarding: (1) the direct political contributions that Cigna makes at a corporate level; (2) contributions that Cigna makes through the Cigna Political Action Committee; and (3) the total amount of dues paid to any industry trade association to which Cigna pays $50,000 or more in annual dues, as well as the portion of any such dues that they inform us are allocable to any non-deductible lobbying expenses.

We encourage our shareholders to review our 2013 report which is available on Cigna's website at www.cigna.com/assets/docs/corporate-governance/politicalContribution.pdf. The Corporate Governance Committee of the Board reviews Cigna's political and lobbying activities on a bi-annual basis.

14     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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CORPORATE GOVERNANCE   (CONTINUED)

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 BOARD MEETINGS AND COMMITTEES

In 2013, the Board held seven meetings and the committees of the Board held a total of 29 meetings. Overall director attendance at Board and committee meetings was approximately 94%. Each director attended 75% or more of the aggregate of all meetings of the Board and committees on which he or she served during 2013. In addition to formal Board meetings, the Board engages with management throughout the year on critical matters and topics.

The Board has the following committees: Executive, Corporate Governance, Finance, People Resources and Audit. In its discretion and subject to Delaware law, the Board and each committee may delegate all or a portion of its authority to subcommittees of one or more of its members. Additional information can be found in the committee charters adopted by the Board and available on Cigna's website at www.cigna.com/aboutus/board-committees. Each committee member meets the independence standards required for the committee on which he or she serves.

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 EXECUTIVE COMMITTEE

Chair :    Isaiah Harris, Jr.

Other Committee Members :    David M. Cordani, Jane E. Henney, M.D., John M. Partridge, Donna F. Zarcone, William D. Zollars

Meetings Held in 2013 :    None.

Primary Responsibilities :

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Exercising the power and authority of the Board as specifically delegated by the Board when convening a meeting of the full Board of Directors is impracticable.
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Meeting as needed to advise the Chairman of the Board.

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 CORPORATE GOVERNANCE COMMITTEE

Chair :    Jane E. Henney, M.D.

Other Committee Members :    Eric J. Foss, Joseph P. Sullivan, Eric C. Wiseman, William D. Zollars

Meetings Held in 2013 :    5

Primary Responsibilities :

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Reviewing, advising and reporting to the Board on the Board's membership, structure, organization, governance practices and performance, as well as shareholder engagement activities.
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Assisting the Board in the oversight and governance of succession plans.
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Reviewing committee assignments and director independence.
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Overseeing director nomination and compensation and developing specific director recruitment criteria.
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Overseeing the means by which external stakeholders, including shareholders, may make their concerns known to independent directors.

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 FINANCE COMMITTEE

Chair :    John M. Partridge

Other Committee Members :    Roman Martinez IV, James E. Rogers, Donna F. Zarcone

Meetings Held in 2013 :    8

Primary Responsibilities :

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Overseeing the structure and use of Cigna's capital and its investment policies.
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Overseeing Cigna's long-term financial objectives and progress against those objectives.
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Reviewing Cigna's annual operating plan and budget.
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Advising on information technology strategy and execution.

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2014 Notice of Annual Meeting of Shareholders and Proxy Statement    15

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CORPORATE GOVERNANCE   (CONTINUED)

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 PEOPLE RESOURCES COMMITTEE

Chair :    William D. Zollars

Other Committee Members :    Jane E. Henney, M.D., Joseph P. Sullivan, Eric C. Wiseman

Meetings Held in 2013 :    7

Primary Responsibilities :

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Overseeing the policies and processes for people development and assessments of executive officers and key senior management, including the CEO, and assisting the Board in developing and evaluating succession plans.
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Establishing company goals and objectives relevant to the CEO's compensation, evaluating the CEO's performance in light of those established goals and objectives, and based on this evaluation, recommending the CEO's compensation to the independent members of the Board for approval.
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Reviewing and approving compensation targets, base salaries, cash and equity-based incentive compensation payments and arrangements, severance, and other compensation and benefits arrangements for any current or prospective executive officers other than the CEO, subject to required Board or shareholder approvals.
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Establishing performance measures and goals and assessing whether these goals were met for awards under short-term and long-term cash-based and equity-based compensation plans.
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Reviewing and monitoring the Company's diversity program.
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Maintaining direct responsibility for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other external adviser retained by the Committee.

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 AUDIT COMMITTEE

Chair :    Donna F. Zarcone

Other Committee Members :    Eric J. Foss, Roman Martinez IV, John M. Partridge, James E. Rogers

Meetings Held in 2013 :    9

Primary Responsibilities :

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Assessing the qualification and independence of, appointing, compensating, overseeing the work of and removing, if appropriate, Cigna's independent registered public accounting firm.
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Representing and assisting the Board in fulfilling its oversight responsibilities regarding the adequacy and effectiveness of internal controls, including financial and disclosure controls and procedures, and the integrity of financial statements.
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Reviewing with management and the independent registered public accounting firm annual and quarterly financial statements, earnings releases, earnings guidance, ratings agencies and significant accounting policies.
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Overseeing compliance with material legal and regulatory requirements.
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Overseeing the Company's enterprise risk management program and internal audit function and advising the Board on financial and enterprise risks.
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Maintaining procedures for and reviewing the receipt, retention and treatment of complaints regarding accounting, controls, auditing, reporting and disclosure matters and confidential, anonymous submissions by employees of any concerns about questionable accounting and auditing matters.

Financial Expertise and Financial Literacy :

The Board has determined that Ms. Zarcone and Messrs. Martinez and Partridge are "audit committee financial experts" as defined in the SEC rules, and all members of the Audit Committee are financially literate within the meaning of the NYSE listing standards.

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16     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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CORPORATE GOVERNANCE   (CONTINUED)

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BOARD OVERSIGHT OF RISK AND ENTERPRISE RISK MANAGEMENT

The Board of Directors has the ultimate responsibility for risk oversight under the Company's risk management framework. The Board executes its duty both directly and through its Audit, Corporate Governance, Finance and People Resources Committees. Cigna has implemented practices so that the Board and its committees are regularly briefed on issues related to the Company's risk profile, including the following.

  Board-level Oversight:

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  The Board reviews reports from Cigna's Chief Risk Officer and General Auditor (CRO) at least annually.

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  The Board regularly receives reports from its committees on matters related to risk management and, during meetings, regularly considers the impact of risk on Cigna's strategy and operations.

  Committee-level Oversight:

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  The Audit Committee oversees the Company's financial risks, and reviews and discusses with management Cigna's enterprise risk management (ERM) framework and process for identifying, assessing, and monitoring key business risks.

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  Cigna's CRO reports directly to the Audit Committee at least quarterly to discuss the Company's ERM activities and progress made against established ERM objectives for the year.

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  ERM is a Company-wide initiative that involves the Board, Cigna's management, the CRO and internal audit function in an integrated effort to (1) identify, assess, prioritize and monitor (as each of their roles dictates) a broad range of risks (e.g., financial, operational, business, compliance, reputational, governance and managerial), and (2) formulate and execute plans to monitor and, to the extent possible, mitigate the effect of those risks. In addition, the CRO meets with the Audit Committee during each of its executive sessions.

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  The Corporate Governance Committee oversees the Company's risks related to both political and charitable contributions. In exercising this oversight, the Corporate Governance Committee regularly reviews and discusses the financial contributions to organizations, in alignment with the Company's ERM process.

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  The Finance Committee oversees the Company's deployment of capital, and technology and investment-related initiatives. In exercising this oversight, the Finance Committee regularly reviews and discusses the technology, financial market and capital management risks that are monitored through the Company's ERM process.

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  The People Resources Committee oversees compensation-related risks and receives reports from the CRO that assist the Committee in assessing risks related to compensation design and awards.

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  As part of an annual process, the Company's internal audit function conducted an in-depth review of Cigna's executive and employee compensation programs and policies, including incentive compensation plans, and in February 2014 presented a summary of its findings to the People Resources Committee.

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  This review included analyzing the relationship between the incentives created by these programs and the Company's risk profile, internal controls that mitigate the risk of incentive compensation having an unintended negative financial impact on the Company, and plan design features including clawback arrangements, holding periods, earnings thresholds, payment structure and plan caps.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    17

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CORPORATE GOVERNANCE   (CONTINUED)

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    Based on this review, the People Resources Committee believes that Cigna's compensation programs and policies do not encourage unnecessary or excessive risk-taking behavior by executives and do not create risks that are reasonably likely to have a material adverse effect on the Company.

DIRECTOR INDEPENDENCE

The current Board includes 10 non-employee directors. On an annual basis, the Board, through its Corporate Governance Committee, reviews relevant relationships between directors, their immediate family members and the Company, consistent with Cigna's independence standards. Cigna's standards, which are detailed in Cigna's Board Practices available at www.cigna.com/about-us/corporate-governance/, conform to the independence requirements set forth in the NYSE's listing standards.

To be independent under NYSE and Cigna standards, the Board must affirmatively determine that a director has no material relationships with the Company directly, or as an officer, shareholder or partner of an organization that has a relationship with the Company (a "Material Relationship"). In making its assessment, the Board considers all relevant facts and circumstances, including whether transactions with such organizations are in the ordinary course of Cigna's business and/or the amount of such transactions (in aggregate or as a percentage of the organization's revenues or assets). The Board also considers that the Company may sell products and services to, and/or purchase products and services from, organizations affiliated with our directors and may hold investments (generally, debt securities) in organizations affiliated with our directors.

Based on its review of director relationships, the Board has affirmatively determined that there are no Material Relationships between the non-employee directors and the Company and all non-employee directors (Dr. Henney and Ms. Zarcone and Messrs. Foss, Harris, Martinez, Partridge, Rogers, Sullivan, Wiseman and Zollars) are independent as defined in both the NYSE listing standards (including those applicable to certain board committees) and Cigna director independence standards.

CODE OF ETHICS

Cigna is committed to integrity, legal compliance and ethical conduct. All directors and employees, including our executive officers, must comply with the Company's Code of Ethics. The Code of Ethics and Cigna's related policies and procedures address major areas of professional conduct, including, among others, conflicts of interest, protection of private, sensitive or confidential information, employment practices, insider trading and adherence to laws and regulations affecting the conduct of Cigna's business.

The Code of Ethics requires disclosure to the Company of any existing or proposed relationship, financial interest or business transaction that could be, or might appear to be, a conflict of interest. Any reported transactions must be brought to the attention of the Chief Ethics Officer for review and disposition. In addition, directors and officers cannot participate in a personal transaction with Cigna without first notifying and obtaining the approval of Cigna's General Counsel.

18     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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CORPORATE GOVERNANCE   (CONTINUED)

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 CERTAIN TRANSACTIONS

Transactions with Related Persons

Cigna has not adopted a written policy concerning review, approval or ratification of related person transactions. On an ongoing basis, the Company compiles information about transactions between Cigna and Cigna's directors, director nominees and executive officers and such persons' immediate family members and affiliated entities. Cigna's Office of the Corporate Secretary analyzes the nature of any transaction to determine whether the transaction may require disclosure under SEC rules as a related person transaction. On an annual basis, the Corporate Governance Committee reviews the analysis prepared by the Company, and presents its assessment to the full Board of Directors.

Based on this review, there are no related person transactions requiring disclosure under SEC rules.

Compensation Committee Interlocks and Insider Participation

The People Resources Committee comprises the four independent directors listed above on page 16. There are no compensation committee interlocks.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    19

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ITEM 1. ELECTION OF DIRECTORS

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The Board of Directors is elected by Cigna's shareholders. At the Annual Meeting, the Board is nominating for election by shareholders three directors for three-year terms expiring in 2017. The role of the Board, its leadership structure and governance practices are described above in the Corporate Governance section. This section describes the process for director elections and director nominations, identifies the director responsibilities and qualifications considered by the Board and the Corporate Governance Committee in selecting and nominating directors, and presents the biographies, skills and qualifications of the director nominees and those directors continuing in office.

PROCESS FOR DIRECTOR ELECTIONS

Cigna's Board of Directors is divided into three classes, each with a three-year term. In December 2012, the Board amended Cigna's By-Laws to provide for the phased elimination of the classified board structure. Under the amendment, shareholders will vote on the election of directors whose terms expire in 2016 for one-year terms beginning at the 2016 annual meeting of shareholders. A director (or his or her successor) who has been elected to a three-year term that does not expire at the 2016 annual meeting of shareholders will complete such three-year term, and thereafter will stand for election for a one-year term.

Cigna has adopted a majority voting standard for the election of directors in uncontested elections. Under this standard, each director must receive a majority of the votes cast with respect to that director. This means that the number of votes cast "for" a director nominee must exceed the number of votes cast "against" that nominee for the director to be elected. Each director has agreed to tender, and not withdraw, his or her resignation if he or she does not receive a majority of the votes cast at the Annual Meeting. The Corporate Governance Committee will make a recommendation to the Board on whether to accept the resignation. The Board has discretion to accept or reject the resignation. A director whose resignation is under consideration will not participate in the decisions of the Corporate Governance Committee or the Board concerning his or her resignation. In contested elections, the voting standard is a plurality of votes cast.

PROCESS FOR SELECTING AND NOMINATING DIRECTORS

Director Selection and Nomination Process

The Corporate Governance Committee retains a third-party search firm to assist in identifying and evaluating candidates for Board membership. The Corporate Governance Committee also considers suggestions for Board nominees submitted by shareholders, which are evaluated using the same criteria as new director candidates and current director nominees.

Once a potential candidate has been identified, the Corporate Governance Committee reviews the background of new director candidates and presents them to the Board for consideration before selection. When considering director candidates and the current composition of the Board, the Corporate Governance Committee and the Board consider how each candidate's background, experiences, skills, prior board and committee service and/or commitments will contribute to the diversity of the Board. Candidates interview with the Chair of the Corporate Governance Committee and the Chairman of the Board, as well as other members of the Board, as appropriate.

The Corporate Governance Committee assesses the Board's composition as part of the annual self-evaluation of the Board (described on page 13). When considering whether to nominate current directors for re-election, the Corporate Governance Committee and the Board review the annual self-evaluation and the individual director's performance against the criteria for Board membership (identified below under Director Responsibilities and Qualifications). The Board may nominate for election and appoint to fill vacant or new

20     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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ITEM 1. ELECTION OF DIRECTORS   (CONTINUED)

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Board positions only those persons who agree to adhere to the Company's majority voting standard (described above under Process for Director Elections).

Director Responsibilities and Qualifications

The Corporate Governance Committee, in consultation with the Board, has identified individual director responsibilities and the qualifications, characteristics, skills and experience that it believes are important for representation on the Board. The Corporate Governance Committee and the Board take into consideration these criteria for Cigna directors as part of the director recruitment, selection, evaluation and nomination process. While the Board does not have a formal policy with regard to diversity, the Corporate Governance Committee and the Board strive to ensure that the Board is comprised of individuals who together possess a breadth and depth of experience relevant to the Board's oversight of Cigna's business and strategy.

Individual Director Responsibilities	&zwsp;

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Understand Cigna's businesses and the importance of the creation of shareholder value.

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Contribute effectively to the Board's assessment of strategy and risk.

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Participate in an active, constructive and objective way at Board and committee meetings.

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Review and understand advance briefing materials.

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Share expertise, experience, knowledge and insights as related to the matters before the Board.

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Advance Cigna's business objectives and reputation.

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Contribute effectively to the Board's evaluation of executive talent, compensation and succession planning.

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Consult with and be available to the CEO and senior management.

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Demonstrate an ongoing commitment to engage with the CEO and senior management outside of Board and committee meetings on matters affecting Cigna.

Director Qualifications, Characteristics, Skills and Experience	&zwsp;

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Good judgment and strong commitment to ethics and integrity.

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Ability to analyze complex business and public policy issues and provide relevant input concerning strategy.

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Free of conflicts of interest.

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High degree of achievement in their respective fields.

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Contribution to the overall diversity (in its various forms) of the Board.

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Financial acumen.

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Ability to assess different risks and impact on shareholder value.

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Insight into the process of developing key employees.

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Awareness of consumer market trends and developing and delivering high-quality products and services that respond directly to customer needs and expectations.

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Experience with the challenges of operating businesses in the global marketplace.

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Knowledge of and insight into government relationships and legislative and regulatory initiatives, policy-making and processes.

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Understanding of information technology and its strategic importance to the Company's business.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    21

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ITEM 1. ELECTION OF DIRECTORS   (CONTINUED)

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 BOARD OF DIRECTORS' NOMINEES

Upon the recommendation of the Corporate Governance Committee, the Board is nominating the three directors listed below for re-election for terms to expire in April 2017. All nominees have consented to serve, and the Board does not know of any reason why any nominee would be unable to serve. If a nominee becomes unavailable or unable to serve before the Annual Meeting, the Board may either reduce its size or designate another nominee. If the Board designates a nominee, your proxy will be voted for the substitute nominee.

Below are biographies, skills and qualifications for each of the nominees and for each of the directors continuing in office. Each of the director nominees currently serves on the Board. The Board believes that the combination of the various experiences, skills and qualifications represented contributes to an effective and well-functioning Board and that the nominees and directors continuing in office possess the qualifications, based on the criteria described above, to provide meaningful oversight of Cigna's business and strategy.

The Board of Directors unanimously recommends that shareholders vote FOR the nominees listed below.

Independent Director Since: 2011 Age: 55 Board Committees: • Audit • Corporate Governance

Eric J. Foss, President, CEO and Director of ARAMARK Corporation

Mr. Foss has been President, Chief Executive Officer and a Director of ARAMARK Corporation (a publicly-traded provider of food services, facilities management and uniform and career apparel) since May 2012. He served as Chief Executive Officer of Pepsi Beverages Company (beverage manufacturer, seller and distributor) from 2010 until December 2011. He served as Chairman and Chief Executive Officer of The Pepsi Bottling Group from 2008 until 2010; President and Chief Executive Officer from 2006 until 2008; and Chief Operating Officer from 2005 until 2006. Mr. Foss has served on the Board of UDR, Inc. (a real estate investment trust) since 2003. His term as a Director of Cigna began in 2011 and expires in 2014.

Skills and Qualifications

As the current CEO of ARAMARK Corporation, and having held roles of increasing responsibility over his 30-year career at Pepsi Beverages Company, Mr. Foss brings significant and varied management expertise to Cigna. His experience with a consumer-focused company, marketing, executive management, business leadership, the challenges of operating a global business, and strategic planning are each highly valuable to Cigna's Board and in shaping the direction and strategy of the Company.

22     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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ITEM 1. ELECTION OF DIRECTORS   (CONTINUED)

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Independent Director Since: 2005 Age: 66 Board Committees: • Audit • Finance

Roman Martinez IV, Private Investor

Mr. Martinez has been a private investor since 2003. He has been a Director of Alliant Techsystems Inc. (an aerospace, defense and commercial products company) since 2004 and a Director of Bacardi Limited (a manufacturer of spirits) since 2008. His current term as a Director of Cigna began in 2011 and expires in 2014.

Skills and Qualifications

Mr. Martinez has significant financial experience, developed through more than 30 years of service as an investment banking executive with Lehman Brothers (from 1971 through 2003) and also as a private investor. He also contributes his deep understanding of the function and role of the Board of Directors, developed through his experience on other boards of directors, including publicly-traded and private corporations, non-profit organizations, and on the Investment Advisory Council of the State of Florida.

Independent Director Since: 2005 Age: 66 Board Committees: • Corporate Governance • Executive • People Resources (Chair)

William D. Zollars, Former Chairman, President and Chief Executive Officer of YRC Worldwide, Inc.

Mr. Zollars served from 1999 to 2011 as Chairman, President and Chief Executive Officer of YRC Worldwide, Inc. (a holding company whose subsidiaries provide regional, national and international transportation and related services). Mr. Zollars served as Director of ProLogis Trust from 2004 through 2010 and rejoined the Board of ProLogis (a real estate investment trust) in 2011. He has served as a Director of Cerner Corporation (a supplier of health care information technology) since 2005. His current term as a Director of Cigna began in 2011 and expires in 2014.

Skills and Qualifications

Mr. Zollars contributes to Cigna's Board his wide-ranging senior management expertise, particularly from his role as the Chairman and Chief Executive Officer of a public corporation and through his extensive international experience. As a result of his more than 15 years of service on the boards of publicly-held corporations, including companies within the health care industry, he understands the function and role of a board of directors and adds strategic planning, risk management and leadership skills.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    23

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ITEM 1. ELECTION OF DIRECTORS   (CONTINUED)

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DIRECTORS WHO WILL CONTINUE IN OFFICE

Management Director Since: 2009 Age: 48 Board Committees: • Executive

David M. Cordani, President, Chief Executive Officer and Director, Cigna

Mr. Cordani has served as Cigna's Chief Executive Officer since December 2009 and as President since June 2008. He served as Chief Operating Officer from June 2008 until December 2009; President, Cigna HealthCare from 2005 until 2008; and Senior Vice President, Customer Segments & Marketing, Cigna HealthCare from 2004 until 2005. He has been employed by Cigna since 1991. His current term as a Director of Cigna began in 2013 and expires in 2016.

Skills and Qualifications

As the only member of the Company's senior management who serves on the Board of Directors, Mr. Cordani provides significant global health services industry experience and unique expertise on the Company's products and services delivered across multiple lines of business, developed through his 20-year tenure with the Company. The Board of Directors also benefits from Mr. Cordani's executive leadership and management experience, gained through holding various positions of increasing responsibility at Cigna, particularly his leadership roles within Cigna's Health Care business segment and his roles as Chief Executive Officer, President and Chief Operating Officer, which encompass broad responsibility for Cigna's global business and corporate functions.

Independent Chairman of the Board Director Since: 2005 Age: 60 Board Committees: • Executive (Chair)

Isaiah Harris, Jr., Former President and Chief Executive Officer of AT&T Advertising & Publishing — East

Mr. Harris has served as Chairman of the Board since December 2009 and served as Vice-Chairman of the Board from July 2009 through December 2009. Mr. Harris served as President and Chief Executive Officer of AT&T Advertising & Publishing — East (formerly BellSouth Advertising & Publishing Group, a communications services company) from 2005 until his retirement in 2007; and as President, BellSouth Enterprises, Inc. from 2004 until 2005. Mr. Harris has served as an Independent Trustee of Wells Fargo Advantage Funds (a provider of mutual funds) since 2008 and served as a Director of Deluxe Corporation (a provider of customized products and services including financial services and direct checks) from 2004 until 2011. Mr. Harris was recognized by the Outstanding Directors Exchange as a 2010 Outstanding Director. His current term as a Director of Cigna began in 2013 and expires in 2016.

Skills and Qualifications:    Mr. Harris' extensive business experience includes 19 years of corporate finance and operational experience in multi-national organizations, preceded by 13 years as a certified public accountant with KPMG LLP. In his executive business leadership roles he managed large organizations, developed and executed business strategies and led transformational change initiatives in both domestic and international operations. Mr. Harris also brings to Cigna leadership experience from his role as Chief Executive Officer of a significant division of a large, public company. He has also served on several corporate boards and previously chaired audit, corporate governance and compensation committees.

24     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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ITEM 1. ELECTION OF DIRECTORS   (CONTINUED)

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Independent Director Since: 2004 Age: 66 Board Committees: • Corporate Governance (Chair) • Executive • People Resources

Jane E. Henney, M.D., Former Senior Vice President, Provost and Professor of Medicine, University of Cincinnati College of Medicine

Dr. Henney served as a Professor of Medicine at the University of Cincinnati College of Medicine (an educational institution) from 2008 until 2012. She served as Senior Vice President and Provost, Health Affairs at the University of Cincinnati Academic Health Center from 2003 until 2008. From 1998 to 2001, Dr. Henney served as Commissioner of Food and Drugs at the U.S. Food and Drug Administration. Dr. Henney has been a Director of AmerisourceBergen Corporation (a bio-pharmaceutical company) since 2002 and Cubist Pharmaceuticals, Inc. (a pharmaceutical and biologics company) since 2012. She also served as a Director of AstraZeneca PLC from 2001 until 2011. She received recognition from the National Association of Corporate Directors as an NACD Directorship 100 "Class of 2011" and "Class of 2012" member. Dr. Henney also is an NACD Board Leadership Fellow. Her current term as a Director of Cigna began in 2013 and expires in 2016.

Skills and Qualifications

Dr. Henney's clinical and health policy expertise, particularly her experience as the Senior Vice President and Provost at a major medical center and as Commissioner of Food and Drugs at the U.S. Food and Drug Administration, provides significant industry-specific perspective to the Board. She also brings to Cigna her deep understanding of the function and role of the Board of Directors, developed through varied board experience, including service on the boards of companies within the health care and pharmaceutical industries.

Independent Director Since: 2009 Age: 64 Board Committees: • Audit • Executive • Finance (Chair)

John M. Partridge, Former President of Visa, Inc.

Mr. Partridge served as President of Visa Inc. (a publicly-traded consumer credit company) from 2009 until 2013 and served as Chief Operating Officer from 2007 to 2009. He joined VISA USA in October 1999 and served as President and Chief Executive Officer of Inovant (a VISA subsidiary) from 2000 to 2007 and also served as Interim President of VISA USA in 2007. Mr. Partridge has been a Director of Global Payments, Inc. (a provider of electronic transaction processing services) since 2013. His current term as a Director of Cigna began in 2012 and expires in 2015.

Skills and Qualifications

Mr. Partridge brings to Cigna his extensive experience in the financial services industry, including positions with Wells Fargo, Credicorp, Unum and VISA. He has served in a number of executive positions with oversight of financial operations, merger and acquisition activities and corporate restructurings. He also contributes his experience as a business executive with Chief Information Officer responsibilities and international business leadership. Further, Cigna values his experience managing information technology investments in support of business objectives gained through each of his executive leadership positions.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    25

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ITEM 1. ELECTION OF DIRECTORS   (CONTINUED)

•

•

Independent Director Since: 2007 Age: 66 Board Committees: • Audit • Finance

James E. Rogers, Former Chairman of Duke Energy Corporation

Mr. Rogers served as Chairman of Duke Energy Corporation (a publicly-traded electric power company) from 2007 until 2013 and as the President and Chief Executive Officer from 2006 until 2013. He co-founded and has served as Chairman of Brightlight Foundation (a non-profit provider of globally accessible and affordable energy solutions) since 2011. He was formerly the Chairman, President and Chief Executive Officer of CINERGY Corp. (which merged with Duke Energy Corporation in 2006) from 1994 until 2006. Mr. Rogers has been a Director of Applied Materials, Inc. (a provider of equipment services and software) since 2008 and served as a director of Fifth Third Bancorp from 1995 until 2009. He received recognition from the National Association of Corporate Directors as an NACD Directorship 100 "Class of 2011" member. His current term as a Director of Cigna began in 2012 and expires in 2015.

Skills and Qualifications

As the former Chief Executive Officer of a large, public company in the highly-regulated energy industry, Mr. Rogers' extensive management expertise and regulatory and public policy experience are highly valuable to Cigna. In addition, he contributes his insights on board leadership developed through his role as Chairman of the Board of a large, public company and a long tenure of service on several boards of other large, public companies.

Independent Director Since: 2010 Age: 71 Board Committees: • Corporate Governance • People Resources

Joseph P. Sullivan, Private Investor

Mr. Sullivan has been a private investor since 2003. He was Chairman and Chief Executive Officer of Protocare, Inc. (a clinical trials and pharmaceutical industry consulting firm) from 2000 to 2003. Mr. Sullivan has been a Director of HCP, Inc. since 2004, a Director of MPG Office Trust, Inc. from 2009 until 2013, and a Director of Amylin Pharmaceuticals, Inc. (a bio-pharmaceutical company) from 2003 until 2012. He is Chairman Emeritus of Rand Health (a health policy research company) where he has served as Chairman of the Board of Advisors of RAND Health from 2001 to 2012. Mr. Sullivan is also an NACD Board Leadership Fellow. His current term as Director of Cigna began in 2012 and expires in 2015.

Skills and Qualifications

Mr. Sullivan brings his extensive senior leadership experience in the health industry to his role on the Cigna Board, having served as the Chairman and Chief Executive Officer of Protocare, Inc. He also brings health policy experience gained as Chairman of the Board of Advisors of RAND Health. In addition, he possesses a strong understanding of the function and role of the Board developed through varied board experience, including service on the boards of companies within the health care and pharmaceutical industries.

26     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

•

•

ITEM 1. ELECTION OF DIRECTORS   (CONTINUED)

•

•

Independent Director Since: 2007 Age: 58 Board Committees: • Corporate Governance • People Resources

Eric C. Wiseman, Chairman, President and CEO of VF Corporation

Mr. Wiseman has served as Chairman of VF Corporation (a publicly-traded apparel and footwear company) since August 2008, as Chief Executive Officer since January 2008, and as President and a Director since 2006. He served as Chief Operating Officer of VF Corporation from 2006 to 2007; Executive Vice President, Global Brands from 2005 to 2006; Vice President and Chairman, Sportswear and Outdoor Coalitions from 2004 until 2005; and Vice President and Chairman, Global Intimates and Sportswear Coalition from 2003 until 2004. Mr. Wiseman has been a Director of Lowe's Companies, Inc. (a retail home improvement and appliance company) since 2011. His current term as a Director of Cigna began in 2012 and expires in 2015.

Skills and Qualifications

Mr. Wiseman brings to Cigna leadership experience from his role as Chairman and Chief Executive Officer of a large, public company. Mr. Wiseman also has significant and varied management expertise, developed in roles of increasing responsibility at VF Corporation. His familiarity with consumer marketing, brand initiatives and market trends and the challenges of operating a global business, as well as his strategic planning experience, are highly valuable to Cigna's Board and in shaping the direction and strategy of the Company.

Independent Director Since: 2005 Age: 56 Board Committees: • Audit (Chair) • Executive • Finance

Donna F. Zarcone, President and CEO of The Economic Club of Chicago

Ms. Zarcone has been the President and Chief Executive Officer of The Economic Club of Chicago (a civic and business leadership organization) since February 2012. She served as Interim President of The Economic Club of Chicago from October 2011 until February 2012 and as President and Chief Executive Officer of D. F. Zarcone & Associates LLC (a strategic advisory firm) from 2007 until February 2012. Ms. Zarcone served as the President and Chief Operating Officer of Harley-Davidson Financial Services, Inc. (a provider of wholesale and retail financing, insurance and credit card programs), a wholly-owned subsidiary of Harley-Davidson, Inc., from 1998 until 2006. She has been a Director of CDW Corporation (a provider of technology products and services) since 2011. She also served as a Director of The Jones Group, Inc. (a designer, marketer and wholesaler of branded clothing) from 2007 to 2012 and Chairman of the Board of Eaglemark Savings Bank (a financial services provider) from 2002 to 2006. She received recognition from the National Association of Corporate Directors as an NACD Directorship 100 "Class of 2012" member. Her current term as a Director of Cigna began in 2013 and expires in 2016.

Skills and Qualifications

Ms. Zarcone has extensive experience in the areas of finance and risk management that she brings to her role on the Cigna Board, having served as an executive at Harley-Davidson Financial Services and as the Chairman of the Board of Eaglemark Savings Bank, an FDIC-regulated entity. She is a certified public accountant and has leadership experience in the information technology industry. Ms. Zarcone also brings to Cigna her deep understanding of the function and role of the Board of Directors, developed through board experience, particularly in the financial services industry.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    27

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NON-EMPLOYEE DIRECTOR COMPENSATION

•

•

OVERVIEW

The Corporate Governance Committee reviews and makes recommendations to the Board about the compensation paid to non-employee directors for service on the Cigna Board of Directors. A director who also is an employee of the Company does not receive payment for services as a director. The CEO is the only employee who currently serves as a director.

The Board believes that the current director compensation program:

•
aligns with shareholder interests because it includes a significant equity-based compensation component, the value of which is tied to Cigna's stock price; and

•
is competitive based on the work required of directors serving on the board of an entity of the Company's size, complexity and scope.

The Corporate Governance Committee's charter provides that it will periodically review director compensation and assist the Board in the administration of director compensation plans. The Board approves the amount and form of director compensation. The Corporate Governance Committee may from time to time engage a compensation consultant to assist in its review of director compensation. Under our policies, this compensation consultant must be independent from the Company. The independence requirements for a director compensation consultant engaged by the Corporate Governance Committee are identical to those required by the People Resources Committee for its executive compensation consultant, as described in CD&A — Processes and Procedures for Determining Executive Compensation on page 58.

DIRECTOR COMPENSATION PROGRAM

The Corporate Governance Committee reviews Cigna's non-employee director compensation program on a periodic basis, with the last such review occurring in 2011. Following this review, in October 2011, the Board, upon recommendation from the Corporate Governance Committee, approved the current director compensation program, effective as of January 2012. For 2013, the Board and the Corporate Governance Committee did not make any changes to the director compensation program.

The following chart summarizes the retainer compensation provided to directors for their service on Cigna's board. Payments are made in equal, quarterly installments.

	Retainer type	Annual amount	Method of payment	&zwsp;
	Board	$275,000	Cigna common stock ($180,000) Cash ($95,000)
&zwsp;	Committee member	$10,000	Cash	&zwsp;
	Committee chair	$15,000	Cash

There is no retainer for service on the Executive Committee. In addition to the Board retainer, the Chairman of the Board receives $225,000 cash for his service as Chairman.

Each quarter, the number of shares of Cigna common stock to be delivered to directors is calculated by dividing the quarterly dollar amount of the Board retainer paid in Cigna common stock ($45,000) by Cigna's closing stock price per share on the last business day of the second month of the quarter. The number of shares paid is rounded down, with the cash value of any fractional share paid as soon as practicable during the quarter.

28     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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NON-EMPLOYEE DIRECTOR COMPENSATION   (CONTINUED)

•

•

Deferral of Payments

Under the Deferred Compensation Plan of 2005 for Directors of Cigna Corporation (Deferral Plan), directors may elect to defer the payment of the cash and/or common stock portion of their annual retainers beyond the designated payment date. Under the Deferral Plan, any portion of the annual board or committee retainers that a director defers is credited to a director's deferral account.

Deferred common stock compensation is credited to a director's deferred compensation account as a number of shares of hypothetical common stock and ultimately paid in shares. Deferred cash compensation is ultimately paid in cash, and directors have a choice of hypothetical investment funds whose rates of return are credited to that account. These funds include a Cigna stock fund and several other funds selected from those offered to all Cigna employees under the Cigna 401(k) Plan.

Subject to limitations under Section 16 of the Securities Exchange Act of 1934 and 409A of the Internal Revenue Code, as amended, and Cigna's insider trading policy, directors who participate in the Deferral Plan can make deferral elections on an annual basis and change hypothetical investment allocations for cash deferrals once per quarter. Directors may elect to receive payments under the Deferral Plan in a lump sum or installments. Lump sum payments are made, or installments begin, in January of the year following a director's separation from service or a specified year while still in service.

Amounts deferred under the Deferral Plan are not subject to forfeiture. Deferred compensation balances are a general unsecured and unfunded obligation of the Company.

Stock Ownership Guideline

Cigna requires directors to maintain a stock ownership level of at least $500,000 (or over five times the annual Board cash retainer) in value of Cigna common stock. Common stock, deferred common stock, deferred stock units, restricted share equivalents and hypothetical shares of Cigna common stock held by a director count toward the stock ownership guidelines. As of December 31, 2013, all of the directors met the stock ownership guideline.

Financial Planning and Matching Charitable Gift Programs

Directors may participate in the same financial planning and tax preparation program available to Cigna executive officers. Under this program, Cigna will make direct payments or reimburse directors for financial planning services that are provided by firms designated by Cigna and for tax preparation services in the amount of up to $6,500 annually. Each director whose service started before 2006 and has at least nine years of board service upon separation from service also is eligible for direct payments or reimbursement in the amount of up to $5,000 for financial planning and tax preparation services during the one-year period following separation.

Directors also may participate in the matching charitable gift program available to Cigna employees, under which Cigna will make a matching charitable gift of up to $5,000 annually. In addition, upon a director's retirement, in recognition of the retiring director's service, the Board may make a donation in the amount of $10,000 to a charitable organization of the director's choice.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    29

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NON-EMPLOYEE DIRECTOR COMPENSATION   (CONTINUED)

•

•

Insurance Coverage

Cigna offers to each director, at no cost to the director, group term life insurance coverage equal to the annual Board retainer ($275,000 during 2013), and business travel accident insurance coverage equal to three times the annual Board retainer ($825,000 during 2013).

Directors also may purchase or participate in, by paying premiums on an after-tax basis, additional life insurance, medical care, long-term care, property/casualty personal lines, and various other insurance programs available on a broad basis to Cigna employees. Directors also may elect to purchase worldwide emergency assistance coverage. This program, which provides international emergency medical, personal, travel and security assistance, also is available to Cigna executive officers and certain other Cigna employees who frequently travel abroad for business.

All retired directors have the opportunity to continue other life insurance, long-term care insurance and property/casualty personal lines of insurance pursuant to the terms of the applicable Cigna policies, at the director's own expense.

In addition, Cigna provides each retired director whose service started before 2006 and who has at least nine years of Board service upon separation from service with $10,000 of group term life insurance coverage, with premiums paid by Cigna. These directors may also participate for two years following separation from service in the medical care programs currently offered by Cigna to retired employees, with premiums paid by the director on an after-tax basis.

DIRECTOR COMPENSATION TABLE FOR 2013

The table below includes information about the compensation paid to non-employee directors in 2013. Mr. Cordani, the only Company employee on the Board of Directors, does not receive any director compensation for his Board service.

	Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (d)	Total Compensation ($) (e)	&zwsp;
	Eric J. Foss	115,000	180,000	338	295,338
&zwsp;	Isaiah Harris, Jr.	320,000	180,000	892	500,892	&zwsp;
	Jane E. Henney, M.D.	120,000	180,000	6,131	306,131
&zwsp;	Roman Martinez IV	115,000	180,000	1,078	296,078	&zwsp;
	John M. Partridge	120,000	180,000	476	300,476
&zwsp;	James E. Rogers	115,000	180,000	525	295,525	&zwsp;
	Joseph P. Sullivan	115,000	180,000	572	295,572
&zwsp;	Eric C. Wiseman	115,000	180,000	558	295,558	&zwsp;
	Donna F. Zarcone	120,000	180,000	6,021	306,021
&zwsp;	William D. Zollars	120,000	180,000	990	300,990	&zwsp;

    Fees Earned or Paid in Cash (Column (b))

      •
      In addition to the cash retainer for Board service ($95,000) received by each director:

    o
    Messrs. Partridge and Zollars, Dr. Henney and Ms. Zarcone each served as a committee chair ($15,000 each) and as a member of another committee ($10,000 each).

30     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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NON-EMPLOYEE DIRECTOR COMPENSATION   (CONTINUED)

•

•

    o
    Messrs. Foss, Martinez, Rogers, Sullivan and Wiseman each served as a member of two committees ($10,000 per Committee).

    o
    Mr. Harris served as Chairman of the Board ($225,000).

    •
    Director fees listed in this column may be deferred by directors under the Deferral Plan (see Deferral of Payments as described on page 29).

    Stock Awards (Column (c))

    Column (c) lists the aggregate grant date fair value of Cigna common stock awarded to directors as part of their Board retainer, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718, applying the same model and assumptions that Cigna applies for financial statement reporting purposes as described in Note 20 to Cigna's consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 (disregarding any estimates for forfeitures). See Director Ownership below for amounts and a description of equity-based awards outstanding as of December 31, 2013.

    All Other Compensation (Column (d))

    Column (d) includes:

      •
      reinvested dividends on certain deferred stock unit and share equivalent awards and on deferred Cigna common stock, and dividends paid in cash on restricted share equivalents under the Restricted Share Equivalent Plan (see Director Ownership below);

      •
      matching charitable awards made by Cigna as part of its matching gift program (also available on a broad basis to Cigna employees) in the amount of $5,000 each for Dr. Henney and Ms. Zarcone; and

      •
      the dollar value of Company-paid life insurance premiums for all directors.

  Column (d) does not include the value of premiums, if any, paid by the directors for additional life insurance, medical care programs, long-term care, property/casualty personal lines, and various other insurance programs that also are available on a broad basis to Cigna employees.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    31

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NON-EMPLOYEE DIRECTOR COMPENSATION   (CONTINUED)

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DIRECTOR OWNERSHIP

The table below shows Cigna securities held by each director as of March 3, 2014. The value of these securities was calculated using $78.61 per share, which was Cigna's closing stock price on March 3, 2014.

				Common Stock Equivalents *					&zwsp;
	Name	Common Stock (a)	Deferred Common Stock (b)	Deferred Stock Units (c)	Restricted Share Equivalents (d)	Hypo- thetical Shares of Common Stock (e)	Total Ownership (f)	Total Ownership Value (g)	&zwsp;
	Eric J. Foss	8,264	—	—	—	—	8,264	$ 649,633
&zwsp;	Isaiah Harris, Jr.	565	—	4,776	13,500	18,450	37,291	$2,931,446	&zwsp;
	Jane E. Henney, M.D.	565	—	—	13,500	19,024	33,089	$2,601,126
&zwsp;	Roman Martinez IV	9,496	17,631	1,194	13,500	14,210	56,031	$4,404,597	&zwsp;
	John M. Partridge	19,298	—	—	—	—	19,298	$1,517,016
&zwsp;	James E. Rogers	—	32,371	—	—	8,453	40,824	$3,209,175	&zwsp;
	Joseph P. Sullivan	10,415	—	2,388	—	—	12,803	$1,006,444
&zwsp;	Eric C. Wiseman	4,200	6,968	99	—	360	11,627	$ 913,998	&zwsp;
	Donna F. Zarcone	5,971	3,081	2,122	13,500	2,793	27,467	$2,159,181
&zwsp;	William D. Zollars	565	—	—	13,500	9,772	23,837	$1,873,827	&zwsp;

    *
    Although these securities are not common stock, the value of deferred common stock, deferred stock units, restricted share equivalents and hypothetical shares of Cigna common stock credited to a director's deferred compensation account is tied directly to the value of Cigna common stock.

    Deferred Common Stock (Column (b))

    Column (b) includes the equity portion of the 2013 and any previous year's Board retainer granted in Cigna common stock or deferred stock units that have been deferred under the Deferral Plan.

    Deferred Stock Units (Column (c))

    Column (c) includes the equity portion of any previous year's Board retainer granted in deferred stock units that are settled in cash (whether or not further deferred) and any related reinvested dividend equivalents. Between 2006 and 2011, a portion of the annual Board retainer was paid or payable in the form of deferred stock units.

    Restricted Share Equivalents (Column (d))

    Column (d) includes restricted share equivalents granted under the Restricted Share Equivalent Plan for Non-Employee Directors. Directors who joined the Board between October 2004 and January 2006 were awarded a one-time grant of restricted share equivalents that vest after nine years of service or upon reaching age 65. As of the end of 2013, Mr. Harris' and Ms. Zarcone's restricted share equivalents are unvested. Payment of the vested restricted share equivalents is made in cash after a director's separation from service.

    Hypothetical Shares of Common Stock (Column (e))

    Column (e) includes (1) share equivalents resulting from voluntary deferrals of cash compensation hypothetically invested in the Cigna stock fund; (2) hypothetical shares of Cigna common stock credited to directors' restricted deferred compensation accounts under the terms of the retirement plan in effect between 1997 and 2005; and (3) hypothetical shares of Cigna common stock acquired pursuant to a pre-2006 requirement that directors invest or defer a portion of their Board retainer in shares of hypothetical Cigna common stock.

32     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

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•

The Board's Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company's financial statements. The Audit Committee approved the appointment of PricewaterhouseCoopers LLP as Cigna's independent registered public accounting firm for 2014. PricewaterhouseCoopers LLP has served as Cigna's independent registered public accounting firm since Cigna's formation in 1983. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm's lead engagement partner, the Chair of the Audit Committee and the Chairman of the Board are involved in the selection of PricewaterhouseCoopers LLP's new lead engagement partner.

The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm is in the best interests of the Company and its shareholders. As a matter of good corporate governance, the Board is seeking shareholder ratification of the appointment even though ratification is not legally required. If shareholders do not ratify this appointment, the Audit Committee will reconsider PricewaterhouseCoopers' appointment. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its shareholders.

A representative from PricewaterhouseCoopers LLP is expected to attend the Annual Meeting, may make a statement, and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Cigna's independent registered public accounting firm.

Policy for the Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. Specifically:

•
The full Audit Committee pre-approves all audit, review and attest services and their related fees. The Audit Committee has oversight of fee negotiations with the independent registered public accounting firm.

•
The General Auditor and Chief Risk Officer (CRO) for the Company presents to the full Audit Committee a schedule, accompanied by detailed documentation, listing all permissible non-audit services expected to be performed by the Company's independent registered public accounting firm during the calendar year. In the case of any additional permissible non-audit services concerning internal control over financial reporting and any tax service, the independent registered public accounting firm includes a written description of the scope of service and other information about the proposed service. The Audit Committee reviews the schedule and documentation, and pre-approves the permissible non-audit services it deems appropriate.

•
For additional permissible non-audit services that arise during the calendar year, the CRO presents an updated schedule reflecting the additional services for review and consideration for pre-approval by the Audit Committee. After the CRO's presentation of the schedules as described above and, if applicable, a discussion with the Company's independent registered public accounting firm regarding the potential

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    33

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ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS   (CONTINUED)

•

•

effects of any permissible tax services on the independence of the Company's independent registered public accounting firm, the Audit Committee will approve those permissible non-audit services it deems appropriate and necessary.

•
The policy allows the pre-approval of additional permissible non-audit services to be delegated to one or more Audit Committee members so long as the proposed services do not exceed $250,000 individually. Any services approved in this manner must be reported to the full Audit Committee at its next regularly scheduled meeting.

•
The CRO reports to the Audit Committee at each meeting on any non-audit services performed by the independent registered public accounting firm and on fees incurred for any services performed by the independent registered public accounting firm. Annually, the CRO reports to the Audit Committee the projected ratio between audit and non-audit fees of the independent registered public accounting firm.

Fees to Independent Registered Public Accounting Firm

Aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of financial statements for the fiscal years ended December 31, 2013 and December 31, 2012, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods were as follows:

		2013	2012	&zwsp;
	Audit Fees	$ 9,354,000	$ 8,639,000
&zwsp;	Audit-Related Fees	1,382,000	1,385,000	&zwsp;
	Tax Fees	547,000	88,000
&zwsp;	All Other Fees	282,000	98,000	&zwsp;
	TOTAL	$11,565,000	$10,210,000

•
Audit fees include the audit of annual financial statements; the review of quarterly financial statements; the performance of statutory audits; quarterly comfort letter work; and the evaluation of the effectiveness of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act.

•
Audit-related fees include assurance and related services that were reasonably related to the audit of annual financial statements and reviews of quarterly financial statements, but not reported under Audit Fees. Audit-related fees include: employee benefit plan audits; internal control reviews (e.g., Statement of Standards for Attestation Engagements No.16 reports); consultation concerning financial accounting and reporting standards; agreed upon procedures; due diligence purchase accounting; and regulatory examinations.

•
Tax fees include tax recovery services, tax consulting and tax compliance services.

•
All other fees include professional services rendered by PricewaterhouseCoopers LLP not reported in any other category and include pre-approved business process advisory and consulting services.

34     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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•

REPORT OF THE AUDIT COMMITTEE

•

•

Cigna maintains an independent Audit Committee that operates under a written charter adopted by the Board of Directors. All of the members of the Audit Committee are independent (as defined in the listing standards of the New York Stock Exchange, SEC regulations and Cigna's independence standards).

Cigna's management has primary responsibility for preparing Cigna's financial statements and establishing and maintaining financial reporting systems and internal controls. Management also is responsible for reporting on the effectiveness of Cigna's internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Cigna's consolidated financial statements and issuing a report on these financial statements. The independent registered public accounting firm also is responsible for, among other things, issuing an attestation report on the effectiveness of Cigna's internal control over financial reporting based on its audit. As provided in the Audit Committee's charter, the Audit Committee's responsibilities include oversight of these processes. As part of its oversight responsibilities, the Audit Committee meets with Cigna's CRO, Chief Accounting Officer, General Counsel, Chief Financial Officer and independent registered public accounting firm, with and without management present, to discuss the adequacy and effectiveness of Cigna's internal controls and the quality of the financial reporting process.

In this context, before Cigna filed its Annual Report on Form 10-K for the year ended December 31, 2013 (Form 10-K) with the Securities and Exchange Commission, the Audit Committee:

•
Reviewed and discussed with Cigna's management the audited consolidated financial statements included in the Form 10-K and considered management's view that the financial statements present fairly, in all material respects, the financial condition and results of operations of Cigna.

•
Reviewed and discussed with Cigna's management and with the independent registered public accounting firm, PricewaterhouseCoopers LLP, the effectiveness of Cigna's internal control over financial reporting as well as management's report and PricewaterhouseCoopers LLP's attestation on the subject.

•
Discussed with PricewaterhouseCoopers LLP matters related to the conduct of its audit that are required to be communicated by auditors to audit committees and matters related to the fair presentation of Cigna's financial condition and results of operations, including critical accounting estimates and judgments.

•
Received the required communications from PricewaterhouseCoopers LLP that disclose all relationships that may reasonably be thought to bear on its independence and to confirm its independence. Based on these communications, the Audit Committee discussed with PricewaterhouseCoopers LLP its independence from Cigna.

•
Discussed with each of Cigna's Chief Executive Officer and Chief Financial Officer their required certifications contained in Cigna's Form 10-K.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that such audited consolidated financial statements be included in Cigna's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE: Donna F. Zarcone, Chair Eric J. Foss Roman Martinez IV John M. Partridge James E. Rogers

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    35

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•

REPORT OF THE PEOPLE RESOURCES COMMITTEE

•

•

The People Resources Committee of the Board of Directors reviewed and discussed with Cigna's management the following Compensation Discussion and Analysis. Based on this review and discussion, the People Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission. The Board accepted the Committee's recommendation.

PEOPLE RESOURCES COMMITTEE:
William D. Zollars, Chair Jane E. Henney, M.D. Joseph P. Sullivan Eric C. Wiseman

36     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

•

•

COMPENSATION DISCUSSION AND ANALYSIS

•

•

SUMMARY

Cigna's executive compensation program design is based on the philosophy that executive pay should strongly align with the interests of our shareholders, directly link to the achievement of Company and individual performance goals, and attract and retain executive talent. While the results of some decisions can be measured during the short term, the full benefits of other decisions related to our strategy can only be measured over a longer time period. We believe the achievement of our short- and long-term goals will ultimately result in the creation of meaningful and sustained long-term value for our shareholders.

This Compensation Discussion and Analysis (CD&A) describes the compensation policies, programs and decisions regarding our named executive officers (NEOs) for 2013:

	Name:	Title:	&zwsp;
	David M. Cordani	President and Chief Executive Officer
&zwsp;	Thomas A. McCarthy	Executive Vice President and Chief Financial Officer	&zwsp;
	Herbert A. Fritch	President, Cigna–HealthSpring
&zwsp;	Nicole S. Jones	Executive Vice President and General Counsel	&zwsp;
	Matthew G. Manders	President, Regional and Operations
&zwsp;	Ralph J. Nicoletti	Former Executive Vice President and Chief Financial Officer	&zwsp;

Company Performance

Cigna's mission is to improve the health, well-being and sense of security of the over 80 million people we serve around the world. This mission and focus on delivering value to our customers is at the center of what we do every day. Delivering value to our customers, and in turn, our shareholders, is reflected in the effective execution of our Go Deep, Go Global, Go Individual strategy that we implemented in 2010.

As seen in the charts below, in 2013, we again delivered strong growth in both consolidated revenue and adjusted income from operations*, driven by meaningful contributions from each of our operating segments.

  * We encourage you to review our Annual Report on Form 10-K for the year ended December 31, 2013 for more complete financial information. Consolidated adjusted income from operations is the principal measure we use to assess profitability but it is not a financial measure calculated in accordance with generally accepted accounting principles in the United States (GAAP). For a reconciliation of consolidated adjusted income from operations to the most directly comparable GAAP financial measure, which is shareholders' net income, see page 35 of our Annual Report on Form 10-K.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    37

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

•

•

We also achieved a number of important strategic goals in 2013, including:

•
the effective transfer of our run-off reinsurance business, which strengthens our balance sheet and improves our financial flexibility;

•
further enhancements in our pharmacy benefits management capabilities, providing both a platform for future innovation and financial benefit to both customers and our shareholders; and

•
continued deepening of our global footprint, with meaningful progress in important growth markets including Turkey, India and China.

Shareholders' net income for 2013 was $1.48 billion, which included a $0.51 billion charge for the transfer of our run-off reinsurance business. In 2012, shareholders' net income was $1.62 billion.

We believe that our success in executing our strategy in 2013 and during the past several years provides a strong foundation from which we can continue to deliver competitively attractive earnings and revenue growth to Cigna shareholders.

Total Shareholder Return and Relative Peer Performance

The chart below shows the growth trend of a $100 investment in Cigna stock on December 31, 2010 over the past three years. For comparison purposes, we also have included the TSR of Cigna's current peer group (see page 41) and the S&P 500 Index over the same time period.

Three Year Cumulative Total Shareholder Return*
December 31, 2010 – December 31, 2013

  * Assumes that the value of the investment in Cigna common stock and each index was $100 on December 31, 2010 and that all dividends were reinvested.

  ** Includes companies: ACE, Aetna, AFLAC, Hartford Financial Services Group, HealthNet, Humana, Manulife Financial, Metlife, Unum Group, and WellPoint. Market returns are weighted by relative market capitalization.

38     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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People Resources Committee Actions for 2013

For 2013, the People Resources Committee (the Committee) took a number of actions to support Cigna's business strategy, align with the Company's compensation objectives and reflect the strong financial results achieved in the fiscal year. We discuss a number of these actions in greater detail elsewhere in this CD&A:

Revised stock ownership guidelines to (i) include a five-year compliance period, (ii) exclude SPS awards granted after December 31, 2013 and (iii) increase the Chief Executive Officer's ownership multiple to six times base salary.	Page 61
Adopted a policy restricting pledging of Cigna stock by Section 16 officers and directors.	Page 62	&zwsp;

Increased 2013 base salaries as part of the annual merit review process by an average of approximately 5.3% over 2012 and adjusted performance-based compensation targets for the NEOs based on market data, individual performance and/or changes in role or responsibilities.	Pages 46, 48 and 52
Awarded 2013 Management Incentive Plan (MIP) payouts to the current NEOs ranging from 52% to 150% of target based on 2013 Company results and individual performance.	Page 49	&zwsp;

Granted 2013 Long Term Incentive (LTI) awards ranging from 105% to 120% of target to the NEOs based on individual performance, talent management considerations and/or changes in role or responsibilities.	Page 52
Added a customer loyalty metric — Net Promoter Score — to the 2013 MIP to further align executive compensation to Cigna's customer-centric business strategy.	Page 48	&zwsp;

Annual Shareholder Vote on Executive Compensation and Other Shareholder Feedback

The Committee and the Board consider the results of the annual shareholder executive compensation say-on-pay vote, as well as other compensation-related shareholder votes, in determining the ongoing design and administration of the Company's executive compensation programs. At the 2013 annual meeting, shareholders overwhelmingly cast their advisory vote in favor of the 2012 compensation awarded to the Company's NEOs, with 96.6% of votes cast in favor. At that same meeting, 96.7% of shareholders also voted in favor of certain proposed amendments to the Cigna Long Term Incentive Plan. Notwithstanding these strong voting results, the Committee and the Board continued to make changes in 2013 designed to strengthen the Company's executive compensation programs, including in the areas of stock ownership guidelines and pledging of Cigna stock by Section 16 officers and directors.

We also consider feedback on our executive compensation program that we receive as part of our ongoing communications with shareholders. We believe that the tone of these communications has been positive, with broad shareholder support for our compensation practices.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    39

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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EXECUTIVE COMPENSATION POLICIES AND PRACTICES

Compensation Objectives and Practices

Cigna's pay-for-performance compensation philosophy has the following key objectives:

	✓	Align the interests of the Company's executives with those of its shareholders and reward the creation of long-term value for Cigna shareholders.	&zwsp;
	✓	Emphasize performance-based short-term and long-term compensation over fixed compensation.	&zwsp;
&zwsp;	✓	Motivate superior enterprise results with appropriate consideration of risk and while maintaining commitment to the Company's ethics and values.	&zwsp;
&zwsp;	✓	Reward the achievement of favorable long-term financial results more heavily than the achievement of short-term results.	&zwsp;
&zwsp;	✓	Provide market competitive compensation opportunities designed to attract and retain highly qualified executives.

To achieve these objectives, the Committee uses the following compensation practices, processes and instruments:

•
Annual pay-for-performance assessment by the Committee of the achievement of the Company's short and longer-term goals and an individual executive officer's performance.

•
A regular and rigorous analysis of relevant market compensation data for each executive officer.

•
An equity-based incentive plan (the Cigna Long-Term Incentive Plan or LTIP) focused on longer-term shareholder value creation. For example,

o
Stock options vest over a three-year period, with awards vesting in equal, annual installments beginning on the first anniversary of the date of grant; and

o
Strategic performance shares (SPSs) vest at the end of a three-year performance period with a payout value based on TSR relative to Cigna's peer group, and the achievement of revenue and adjusted income from operations goals during the performance period.

•
A cash-based incentive plan (the Management Incentive Plan or MIP) designed to motivate executive officers to achieve the Company's annual goals.

•
The retention by the Committee of an independent compensation consultant to assist in the Committee's design and implementation of the Company's executive compensation programs.

For information on the oversight of the executive compensation program, see Processes and Procedures for Determining Executive Compensation beginning on page 58.

Compensation Governance and Controls

In addition to the practices, processes and instruments described above, the Committee regularly reviews market data, the composition of Cigna's peer group and tally sheets (see page 44), as well as other items, in

40     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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determining which pay elements to offer, the target pay mix, the design of our incentive plans and each executive officer's target total direct compensation.

The Committee also regularly reviews executive compensation governance market trends and strives to reflect the views of shareholders when considering the adoption of new practices or changes to existing programs or policies. Our governance practices and controls include:

&zwsp;	✓	"Double trigger" requirement for change of control benefits.	&zwsp;
	✓	No tax gross-up of severance pay upon a change of control.	&zwsp;
	✓	Robust stock ownership guidelines and holding requirements for equity awards to align executives' interests with shareholders.	&zwsp;
	✓	Prohibition of hedging of Cigna stock by all directors and employees, including the executive officers, and restrictions on pledging of Cigna stock by directors and Section 16 officers.	&zwsp;
	✓	A disgorgement of awards (clawback) policy beyond the mandates of Sarbanes-Oxley.	&zwsp;
	✓	Management of LTIP annual share usage (or burn rate) and total dilution by setting an annual limit, which has been below the maximum permitted under the plan.	&zwsp;
	✓	Executive officer perquisites that are limited in both scope and amount.	&zwsp;
✓
		The Committee's ongoing review of the policies and processes for people development and assessments of executive officers and key senior management, and assistance to the Board of Directors in CEO and executive officer succession plans.	&zwsp;
✓
The Committee's oversight of risk related to compensation programs and policies, including an annual review that analyzes the relationship between incentive compensation and internal controls, and policies and plan design features that mitigate the risk of incentive compensation having an unintended negative financial impact.

These practices are described in more detail throughout this CD&A. For more information about the Committee's review of people development and succession planning and its role in risk oversight, see pages 13 and 16, respectively.

Market Data

The Committee establishes target and actual compensation levels for the NEOs based on a variety of factors, including the practices of the Company's peer group, as well as (in some circumstances) published survey data.

Peer Group

In July 2012, the Committee approved the list of companies to be included in the peer group in effect for 2013 compensation decisions (the 2013 peer group). In developing the 2013 peer group, the Committee, with the assistance of its independent compensation consultant, first identified managed health care and multi-line insurance companies having a revenue and market capitalization, based on data available at that time, ranging from approximately one-half to two times Cigna's revenue and market capitalization, with Cigna's ranking near the median of this group. The Committee then conducted a review of three-year TSR and three-year revenue, operating income and net income growth for these companies to determine whether Cigna's performance during the same period was near the median of the group. In addition to these quantitative screening measures, the Committee also may consider qualitative factors in determining the peer group. For the 2013 peer group, the Committee determined to add Manulife Financial Corporation to the peer group because its

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    41

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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international presence made it a relevant business comparator. The Committee also determined to remove Express Scripts Inc. and Medco Health Solutions, Inc., both of which were included in the 2012 primary peer group, following the merger of these two entities as the size of the combined entity exceeded our quantitative screening measures. As disclosed in the Company's 2013 proxy statement, the Committee also at this time determined to eliminate the secondary peer group that had been in place for determinations related to 2012 compensation.

The table below lists the companies included in the 2013 peer group, as in effect for the December 2012 determination of 2013 target pay mix and target total direct compensation. We subsequently removed Coventry Health Care, Inc. from the 2013 peer group following its acquisition by Aetna, Inc. in May 2013. We have not made any other changes to the 2013 peer group for benchmarking 2014 target compensation. We believe the companies in the 2013 peer group are the organizations with which we currently compete for customers, talent and, to a lesser extent, capital.

	2013 Peer Group		&zwsp;
	ACE Limited	Humana, Inc.
&zwsp;	Aetna, Inc.	Manulife Financial Corporation	&zwsp;
	Aflac Incorporated	MetLife, Inc.
&zwsp;	Coventry Health Care, Inc.*	Unum Group	&zwsp;
	The Hartford Financial Services Group, Inc.	WellPoint, Inc.
&zwsp;	Health Net, Inc.		&zwsp;

*
Coventry Health Care, Inc. was removed following its acquisition by Aetna, Inc. in May 2013.

Proxy Data

When publicly available information for the peer group existed, the Committee used the publicly available data as the primary market reference for determining 2013 compensation targets. When the critical skills and abilities of a position are either unique to another industry or applicable on a broader, all-industry basis, the Committee uses unique reference groups, rather than the peer group, as either the primary or an additional secondary reference point for compensation target recommendations.

Survey Data

When sufficient publicly available peer group information did not exist for a specific executive officer role, the Committee reviewed aggregate data from published surveys as a factor in determining 2013 compensation targets. The survey data included companies in the health care and group insurance businesses, as well as companies with similar revenue size (approximately one-half to two times Cigna's revenues). The Committee's previous independent compensation consultant assisted the Committee by compiling and analyzing publicly available information for the executive officer roles, reviewing survey data, and making recommendations.

Based on the recommendation of Pay Governance, its new compensation consultant retained in 2013, the Committee adopted a new approach to setting compensation targets for 2014. Survey data were used exclusively as the primary market reference for all roles. Each executive officer was matched to a functional role within the survey by the Committee's compensation consultant based on an analysis of Cigna's current role information, organization charts, scope of organization and business, and discussions with Cigna Human Resources. When available, survey data for the peer group were used for assessing market competitiveness. Proxy data were used to supplement the survey data if the survey information was not available for a specific peer. A broader cut of survey data, representing size-adjusted health and life insurance companies, was used if the peer group data were insufficient or unavailable for a specific role.

42     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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2013 Primary Market References

The Committee used these specific primary market references in determining 2013 compensation targets for each of the NEOs:

	NEO	Primary Market References
	David M. Cordani	Peer Group — Functional Role Match (CEO)
&zwsp;	Thomas A. McCarthy(1)	Peer Group — Functional Role Match (CFO)	&zwsp;
	Herbert A. Fritch	Peer Group — Functional Role Match (Division President)
&zwsp;	Nicole S. Jones	Survey Data — Functional Role Match (General Counsel) (see Appendix A)	&zwsp;
	Matthew G. Manders(2)	Peer Group — Proxy NEO Rank Match
&zwsp;	Ralph J. Nicoletti	Peer Group — Functional Role Match (CFO)	&zwsp;

(1)
Mr. McCarthy's role was benchmarked against the peer group in the functional CFO role when he assumed the Chief Financial Officer role in July 2013.

(2)
Given the unique nature of Mr. Manders' role, the independent compensation consultant advised the Committee that the NEO pay rank information from the peer group would be more relevant than a functional role match from survey data.

Target Total Direct Compensation and Target Pay Mix

The Committee determines target total direct compensation and target pay mix using market data as the primary factor as described above and consistent with its objectives that (1) performance-based compensation should be emphasized over fixed compensation; and (2) long-term incentives should be more heavily weighted than annual incentives.

Target total direct compensation consists of base salary, the annual incentive target and the long-term incentive target. On an annual basis, the Committee approves each of these amounts for each NEO and seeks to target an executive officer's total direct compensation in a "competitive range" of within plus or minus 15% of the 50th percentile of the market data being used for comparison purposes.

While the Committee targets total direct compensation in the competitive range, there may be variation in the target pay mix such that target amounts for individual compensation elements may be above or below the competitive range for the individual element. Target total direct compensation for an NEO also may vary outside of the competitive range of the 50th percentile of the primary market reference due to factors such as tenure in role, range of data within the applicable market reference and performance. Internal pay comparisons among the NEOs are not generally considered for purposes of the Committee's determination of target pay mix and target total direct compensation.

As illustrated in the charts below, performance-based compensation represents approximately 91% of Mr. Cordani's target total direct compensation, including 76% in long-term incentives and 15% in annual incentives. On average, performance-based compensation represents 78% of target total direct compensation for the other NEOs, including an average of 58% in long-term incentives and 20% in annual incentives. The percentages shown below are targets only and will not match the percentages calculable from the compensation amounts reflected in the Summary Compensation Table on page 64.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    43

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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Tally Sheets

The Committee reviews tally sheets for all of its executive officers, first when targets are being reviewed in December and again before annual compensation award decisions are made in February. Tally sheets summarize historical actual and target compensation, current target compensation opportunity, outstanding equity awards (stock options, restricted stock and SPSs), retirement and deferred compensation values, and potential payouts upon termination of employment. The Committee believes that tally sheets are a useful reference tool to aid in its determination of whether compensation decisions are appropriate in the context of Cigna's compensation philosophy and performance. The Committee uses tally sheets solely as a reference, not as a determinant, when making its executive compensation decisions.

44     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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ELEMENTS OF COMPENSATION

Cigna's 2013 executive compensation program consists of the following elements:

	Element	Description	&zwsp;
	Base Salary	Represents the fixed portion of each NEO's total direct compensation package.
&zwsp;	Annual Incentive	At-risk compensation based on performance. Annual incentive awards under the MIP are based on the achievement of annual enterprise results relative to pre-established goals, as well as individual performance accomplishments and contributions.	&zwsp;
	Long-Term Incentives	At-risk compensation based on performance. Cigna's long-term incentive program also is considered performance-based compensation. In accordance with Cigna's compensation strategy, the predominant portion of a NEO's compensation opportunity is tied to the long-term success of the Company.
&zwsp;	Retirement and Deferred Compensation	Cigna provides retirement benefits in the U.S. that are aligned to competitive market practice, including 401(k) plans and a voluntary non-qualified deferred compensation program that does not have any Company contributions. U.S. NEOs hired before July 1, 2009 have accrued benefits from defined benefit pension plans that were frozen on July 1, 2009.	&zwsp;
	Limited Perquisites and Other Benefits	Perquisites are limited in scope and amount, and are designed to attract and retain key talent and provide for the safety and security of executive officers. The NEOs are eligible to receive all of the benefits offered to Cigna employees generally, including medical benefits, other health and welfare benefits and other voluntary benefits.

Target Total Direct Compensation

The table below presents each primary element of compensation for the NEOs subject to annual review by the Committee and the position of target total direct compensation relative to market data. Target total direct compensation reflects the sum of annual base salary and the 2013 targets for the MIP and LTI programs.

	NEO	2013 Annual Base Salary ($)	2013 MIP Target ($)	2013 LTI Target ($)	Target Total Direct Compensation ($)	Target Total Direct Compensation Position to Market	&zwsp;
	David M. Cordani	1,040,000	1,800,000	9,000,000	11,840,000	Within competitive range
&zwsp;	Thomas A. McCarthy(1)	600,000	600,000	2,100,000	3,300,000	Below competitive range	&zwsp;
	Herbert A. Fritch(2)	1,000,000	1,000,000	2,000,000	4,000,000	Within competitive range
&zwsp;	Nicole S. Jones	550,450	435,750	1,424,500	2,410,700	Within competitive range	&zwsp;
	Matthew G. Manders	586,500	575,000	1,750,000	2,911,500	Within competitive range
&zwsp;	Ralph J. Nicoletti(3)	661,000	600,000	2,100,000	3,361,000	N/A	&zwsp;

(1)
Mr. McCarthy's LTI target was adjusted to $2,100,000 when he assumed the role of Chief Financial Officer in July 2013. However, his LTI grant awarded in March 2013 was based on a $525,000 target for his previous role as Vice President, Finance.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    45

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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(2)
Mr. Fritch's target total direct compensation is driven by his former role as Chief Executive Officer of HealthSpring before Cigna acquired HealthSpring in January 2012.

(3)
Amounts represent Mr. Nicoletti's base salary and respective targets at the time of his resignation in September 2013.

Base Salary

Key Features

•
Base salary levels are set with reference to both:

—
Competitive market data; and

—
Individual performance.

•
Base salary levels are reviewed annually during the merit review process and may be adjusted as a result of updated market data and an assessment of an executive's skills, role and performance contributions, including the demonstration of Cigna's leadership behaviors and core values. The overall salary budget also is a factor in determining the extent of base salary adjustments.

2013 Base Salaries

The table below shows base salaries and position to market data for each of the NEOs. Base salaries listed below may differ from the values reported in the Summary Compensation Table on page 64, due to the timing of such changes to the NEOs' base salaries.

	NEO	2013 Annual Base Salary ($)	Position to Market Data	&zwsp;
	David M. Cordani	1,040,000	Within competitive range
&zwsp;	Thomas A. McCarthy(1)	600,000	Below competitive range	&zwsp;
	Herbert A. Fritch(2)	1,000,000	Above competitive range
&zwsp;	Nicole S. Jones	550,450	Within competitive range	&zwsp;
	Matthew G. Manders	586,500	Within competitive range
&zwsp;	Ralph J. Nicoletti	661,000	N/A	&zwsp;

(1)
Reflects the annual salary awarded to Mr. McCarthy upon his appointment as Chief Financial Officer in July 2013.

(2)
Mr. Fritch's base salary is driven by his base salary in his former role as Chief Executive Officer of HealthSpring before Cigna acquired HealthSpring in January 2012.

In 2013, as part of the annual merit review process, we increased the base salaries of Messrs. Cordani, McCarthy, Nicoletti and Manders and Ms. Jones by an average of approximately 5.3%, which was largely impacted by an adjustment to Mr. Nicoletti's base salary to bring it within the competitive range. Excluding Mr. Nicoletti, the average base salary increase for the NEOs was 2.2%. These merit increases were based on market data analysis and individual performance assessments. Additionally, Mr. McCarthy's salary was adjusted again when he assumed the role of Chief Financial Officer in July 2013.

46     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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Annual Incentives

Key Features

•
Annual incentives are paid primarily under the Management Incentive Plan (MIP). The Committee annually approves:

—
Enterprise performance measures and goals;

—
Funding levels for actual MIP awards; and

—
Individual awards for the NEOs, except for the CEO's award, which is approved by the Board.

•
Annual incentives for each of the NEOs are targeted at the 50th percentile of the primary market reference.

•
Subject to certain limits described below, the actual annual incentive award for an eligible employee can range from 0% to 200% of the individual's target and is paid in the first quarter following the end of the performance year.

MIP Performance Measures, Goals and Funding

Each year, the Committee sets enterprise performance measures, weightings and goals for annual incentive awards based on Cigna's business priorities. For 2013, these measures, weightings and goals are detailed in the table on page 45. The Committee works with its independent compensation consultant to evaluate the appropriateness of these measures and weightings and the degree of challenge in the MIP performance goals. The measures are designed to align with and drive execution of the Company's business strategy described above.

For each MIP goal, the Committee may specify certain threshold (minimum), target, above target and superior levels of performance. To aid the Committee in setting these performance targets, and to assess the reasonableness and rigor of those targets, the Committee's compensation consultant annually presents a comprehensive report to the Committee that evaluates Cigna's historical relationship between pay and performance in comparison with Cigna's peer group. The compensation consultant also reviews performance goals determined by the Committee in the context of historical performance information and analyst expectations of future performance for Cigna and Cigna's peer group.

If the Company meets a specified level of adjusted income from operations (the principal measure used by Cigna to assess profitability), the MIP permits the Committee to fund the pool from 0% to 200% of target with the following performance ranges: below target, target and above target. The target performance range results in funding at 80% to 120% of target award levels. The MIP may be funded even if threshold MIP goals are not achieved, provided the specified adjusted income from operations level is met. The Committee believes that the flexibility to make incentive awards in such circumstances is an important tool to aid in the retention of certain key talent over the long-term and the encouragement of management to make decisions that could yield lesser results in the short-term, but are in the best interests of the Company's shareholders over the long-term.

If the Company does not meet the specified level of adjusted income from operations, the MIP will not be funded and no annual incentives will be paid to the NEOs. The Committee uses this tool to reinforce its belief that achieving Cigna's profitability goals is critically important to the long-term success of the business.

The Company's actual performance is the basis for establishing the range of funding available for awards, but the Committee maintains and exercises the discretion to determine at which point within the limits of the pre-established range the actual funding will be set. In exercising this judgment, the Committee considers Cigna's performance as a whole (both in absolute terms and relative to competitors), as well as Cigna's achievement of the goals within each performance measure.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    47

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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2013 Performance Goals, Measures and Actual Results

For 2013, the Committee established the performance measures, weightings and target performance goals below, which were used to determine the range of potential aggregate funding for MIP awards. Certain of these performance measures are also utilized in our long-term incentive plan, though at different weightings and measurement periods, because the Committee believes they are important components of driving shareholder value. In setting the target performance goals for each measure, the Committee considered Cigna's publicly disclosed earnings estimates, historical Company performance, peer companies' performance and the Company's then-current expectations for the industry and economic environment.

Measure	Weighting	Target Performance Goals*	Actual Result	&zwsp;
Adjusted income from operations**	50%	0% to 5% growth	8.2% growth was above target range	&zwsp;
•	Weighting of 50% is intended to reinforce the importance of profitable growth across the enterprise.
•	The target was set as a year-over-year growth goal for Cigna's three ongoing businesses (Global Health Care, Global Supplemental Benefits and Group Disability and Life).
Revenue	20%	6% to 11% growth	10.8% growth was within target range	&zwsp;
•
	Weighting of 20% is used to focus on enterprise growth, encourage business decisions that optimize results for the enterprise, promote cross-selling efforts and collaboration across business units, and drive customer focus.
•	The target was set as a year-over-year growth goal for Cigna's three ongoing businesses (Global Health Care, Global Supplemental Benefits and Group Disability and Life).
Operating expenses	20%	2.7% to 6.5% improvement	3.9% improvement was within target range	&zwsp;
•	Weighting of 20% is intended to drive continued focus on delivering expense improvements and affordable care to our customers.
•
	The target was set as a composite objective, which measures progress against operating expense goals in each of Cigna's ongoing businesses (Global Health Care, Global Supplemental Benefits and Group Disability and Life) versus 2012. Operating expenses are expressed as a percent of revenue for each line of business.
Net promoter score (NPS)	10%	Maintain or improve 2012 NPS	2013 NPS was within target range	&zwsp;
•	This measure was first added to the MIP in 2013 and is a measure of customer loyalty based on the results of externally conducted customer surveys.
•	Weighting of 10% is intended to reinforce our focus on customer retention and satisfaction, which we believe is critical to our success.
•
	The target was set as a composite objective, measuring the year-over-year improvement of the NPS against 2012 baseline results. NPS results from each of Cigna's included businesses are weighted based on the Company's 2013 operating plan for the business' premiums and fees to establish both the NPS baseline and final result for 2013.

*
Achievement within the range of the target performance goals will yield funding at 80% to 120% of target award levels, except for NPS. For NPS, target performance will yield funding equal to 100% of target award levels.

**
Adjusted income from operations is not a financial measure calculated in accordance with U.S. generally accepted accounting principles (GAAP). For a reconciliation of adjusted income from operations for the Global Health Care, Global Supplemental Benefits and Group Disability and Life segments to the most directly comparable GAAP financial measure, which is segment earnings for each of the three ongoing businesses, see pages 45, 48 and 49, respectively, of the Management's Discussion and Analysis section of our Annual Report on Form 10-K for 2013.

48     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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For our three ongoing businesses in full year 2013, we reported adjusted income from operations**

of $2.1 billion, which represents year-over-year growth of 8.2%; and revenue of $31.7 billion, which represents year-over-year growth of 10.8%.

2013 Individual MIP Targets and Awards

MIP target levels for the 2013 performance year for the NEOs are set forth in the table below. The Committee approved changes to 2013 MIP targets for Mr. Manders to align his target with competitive market data. Additionally, Mr. McCarthy's 2013 MIP target was adjusted when he assumed the role of Chief Financial Officer in July 2013. Mr. Nicoletti was not eligible for a 2013 MIP award following his resignation in September 2013.

In determining actual MIP awards, the Committee (and for Mr. Cordani, the Board of Directors) takes an integrated approach, assessing enterprise results together with each executive officer's individual performance contributions during 2013. For the 2013 performance year, the Committee and the Board made annual incentive awards to the NEOs ranging from 52% to 150% of the target award value, as reflected in the following table.

	NEO	2013 MIP Target ($)	MIP Target Position to Market Data	MIP Maximum Award ($)	Actual MIP Payout ($)	Payout as a Percent of Target (%)	&zwsp;
	David M. Cordani	1,800,000	Within competitive range	3,600,000	2,160,000	120
&zwsp;	Thomas A. McCarthy	600,000	Below competitive range	1,200,000	690,000	115	&zwsp;
	Herbert A. Fritch*	1,000,000	Above competitive range	2,000,000	517,500	52
&zwsp;	Nicole S. Jones	435,750	Within competitive range	871,500	576,279	132	&zwsp;
	Matthew G. Manders	575,000	Within competitive range	1,150,000	859,625	150

*
Mr. Fritch's MIP target is driven by his annual incentive target in his former role as Chief Executive Officer of HealthSpring before Cigna acquired HealthSpring in January 2012.

Mr. Cordani

In early 2014, the People Resources Committee (together with the independent Chairman of the Board) assessed the performance of Mr. Cordani. This assessment included a review of the overall performance of the Company in 2013 against the established enterprise goals and the description that Mr. Cordani provided of his performance. They also considered Mr. Cordani's performance against his personal objectives, the framework of which they approved in early 2013. Following this review, the People Resources Committee made certain recommendations to the Board relating to Mr. Cordani's base salary for 2014 and both short-term and long-term incentive awards. The Board considered these recommendations as part of its own independent review of Mr. Cordani's performance and its determination of these compensation items. In its review, the Board considered a number of factors in assessing Mr. Cordani's performance, including the fact that under Mr. Cordani's leadership, Cigna achieved its fourth consecutive year of competitively attractive results. More specifically, the Board also considered the following achievements in 2013:

•
revenue and adjusted income from operations** growth of 11% compared to 2012;

•
adjusted income from operations per share** of $6.75, an increase of 13% over 2012;

•
organic membership growth of 1% for Global Health Care;

•
solid overall improvements in customer, client and partner satisfaction scores compared to 2012;

**
See page 48 for a description of the non-GAAP measure adjusted income from operations.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    49

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COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

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•

•
strong strategy execution, evidenced by overall organic growth in the Company's operating businesses, advancement of the Company's strategy to optimize the value of its pharmacy business and progress in the ongoing expansion of the Company's global businesses, including in key markets such as India, Turkey and China;

•
improvements in the Company's financial flexibility, driven in large part by the effective exit of the Company's run-off reinsurance business to Berkshire-Hathaway and significant improvement in the Company's pension funding liability;

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sound investments in the Company's future growth, while continuing to meet revenue and earnings goals;

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the key industry leadership role played by Mr. Cordani, particularly on issues related to Health Care Reform in the United States; and

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Mr. Cordani's effective overall leadership of the organization in the face of significant industry disruption and challenges in the Medicare Advantage marketplace.

Based on these factors, including the Board's overall evaluation of Mr. Cordani's performance, the Board awarded Mr. Cordani a MIP payout for 2013 of $2,160,000, or 120% of his 2013 MIP target.

Mr. McCarthy

Mr. McCarthy was appointed the Company's CFO in July 2013, after having served as the Company's VP, Finance for the first six months of 2013. Mr. McCarthy has broad responsibilities in his role, including corporate finance and accounting, strategic transactions, internal audit, investor relations and financial planning and analysis. Under his leadership in corporate financing activities during 2013, the Company effectively managed capital deployment, improved its financial ratings and strengthened its balance sheet and financial flexibility through the effective exit of the run-off reinsurance business, the execution of a pension investment portfolio de-risking strategy and enhancements to the Company's global tax strategy. Mr. McCarthy also led Cigna's Strategic Business Development team in the negotiation of the partnership with Catamaran, enhancing our pharmacy benefit management capabilities. As a result of Mr. McCarthy's contribution in 2013, Mr. Cordani recommended, and the Committee approved, a 2013 MIP payment of $690,000, or 115% of his target.

Mr. Fritch

In his role as President, Cigna-HealthSpring, Mr. Fritch continued to provide strong leadership relative to the integration of the HealthSpring organization into Cigna in 2013, including the adoption of the value-based networks model from HealthSpring to Cigna's Employer and Individual segments. He also drove key strategic initiatives within the U.S. Seniors business to expand products and services and enter two new markets. At the same time, the Seniors business faced significant challenges in 2013 that were also impacted by Health Care Reform in the United States. As a result, the performance of this business was below expectations. After consideration of these factors, as well as Mr. Fritch's leadership across the organization and importance to executing the Company's long term strategy, Mr. Cordani recommended, and the Committee approved, a 2013 MIP payment of $517,500, or 52% of Mr. Fritch's target.

Ms. Jones

As Cigna's General Counsel, Ms. Jones continued to lead the legal, compliance and government affairs functions in 2013, further strengthening these areas and their partnership with the Company's business leaders. Under Ms. Jones guidance, Cigna Legal successfully developed solutions aligned to the strategic goals and

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objectives of the Company. During the past year, the legal function had notable accomplishments related to the resolution of litigation matters and support for key strategic transactions, including the partnership with Catamaran; in government affairs, Ms. Jones led important advocacy efforts at both the state and federal level. As a result of Mr. Cordani's assessment of Ms. Jones' contributions to the organization in 2013, he recommended and the Committee approved a 2013 MIP payment of $576,279, or 132% of her target.

Mr. Manders

Mr. Manders leads an organization that made significant contributions in 2013, delivering business results above expectations and a medical cost trend that was among the best in the industry. The Group insurance business also exceeded expectations with meaningful growth in premiums and fees in 2013. Mr. Manders also led the strategic partnership with Catamaran. He was instrumental in the selection and structure of this partnership, which the Company believes will generate both short-and long-term value for the Company and key stakeholders. In addition, Mr. Manders is playing an instrumental role in the development and implementation of a number of key market strategies for the Company, particularly with respect to the transition from a volume-based to a value-based healthcare model. As a result of Mr. Manders' contributions in 2013, Mr. Cordani recommended, and the Committee approved, a 2013 MIP payment of $859,625, or 150% of his target.

Long-Term Incentives

Key Features

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Long-term incentives (LTI) are administered under the Cigna Long-Term Incentive Plan.

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Total annual LTI awards are targeted at the 50th percentile of the primary market reference for each NEO.

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LTI awards are delivered through a mix of stock options and strategic performance shares (SPSs).

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Stock Options

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The actual realized value of stock options depends upon stock price appreciation (if any) until the option is exercised. The term of the option is 10 years.

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Stock options generally vest (or first become exercisable) in equal installments over three years beginning on the first anniversary of the grant. The annual grant is made in the first quarter.

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Strategic Performance Shares (SPSs)

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SPS award opportunities have a three-year performance period and are denominated in shares of Cigna stock.

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SPS award opportunities are based on individual performance.

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At the end of the three-year performance period, the actual number of shares awarded is based on Cigna's performance against pre-established enterprise goals, including TSR performance relative to Cigna's peers. The SPSs earned will range from 0% to 200% of the target SPS award opportunity granted.

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2013 Individual LTI Targets and Awards

An executive officer's LTI target is expressed as a dollar value and is determined based on the market data for the officer's role. The Committee sets the target as an absolute dollar value, not as a percentage of salary, with the primary consideration being the comparison to the 50th percentile LTI target level of the market data. An executive can receive an award between 0% and 200% of the individual target value. In determining awards for the NEOs, the Committee primarily evaluates individual contributions, but may also take into consideration enterprise performance, share utilization, succession planning needs and other factors as circumstances warrant. The Committee approved changes for the 2013 LTI target for Mr. Manders as a result of the review of competitive market data. Additionally, Mr. McCarthy's LTI target was adjusted when he assumed the role of Chief Financial Officer in July 2013.

For 2013, the Committee approved LTI awards for the NEOs above target as a result of individual performance, retention or succession planning considerations and changes in roles or responsibilities. These awards were delivered 50% in stock options and 50% in SPS awards with a 2013-2015 performance period. The Committee believes this mix provides an appropriate balance between emphasizing stock price appreciation (through stock option awards) and enterprise performance (through SPS awards). The table below provides more detail about the 2013 LTI target values, position relative to market, grant values and levels relative to LTI targets.

	NEO	2013 LTI Target ($)	Target LTI Position to Market Data	LTI Maximum Award ($)	Actual LTI Grant Value ($)	LTI Award as a Percent of Target (%)	&zwsp;
	David M. Cordani	9,000,000	Within competitive range	18,000,000	10,350,000	115
&zwsp;	Thomas A. McCarthy(1)	2,100,000	Within competitive range	1,050,000	See footnote(1) below		&zwsp;
	Herbert A. Fritch(2)	2,000,000	Within competitive range	4,000,000	2,100,000	105
&zwsp;	Nicole S. Jones	1,424,500	Above competitive range	2,849,000	1,709,400	120	&zwsp;
	Matthew G. Manders	1,750,000	Within competitive range	3,500,000	1,925,000	110
&zwsp;	Ralph J. Nicoletti(3)	2,100,000	N/A	4,200,000	2,205,000	105	&zwsp;

(1)
Mr. McCarthy's LTI target was adjusted to $2,100,000 upon his appointment as Chief Financial Officer in July 2013. His March 2013 LTI grant of $567,000 (108% of target) was based on a $525,000 target applicable to his previous role as Vice President, Finance. See also Transitional Compensation Actions on page 56.

(2)
Mr. Fritch's target is driven by his LTI target in his former role as Chief Executive Officer of HealthSpring before Cigna acquired HealthSpring in January 2012.

(3)
Mr. Nicoletti forfeited his 2013 LTI award upon his resignation in 2013.

The Committee approved the 2013 annual LTI awards in February 2013 and made grants during the first week of March 2013, after Cigna filed its Annual Report on Form 10-K and following the end of a quarterly blackout period. Stock options and SPS awards granted in 2013 are disclosed in terms of their grant date fair value in column (e) of the Summary Compensation Table on page 64, in the Grants of Plan-Based Awards Table on page 67, and in the Outstanding Equity Awards Table on page 69.

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Strategic Performance Shares Program

The SPS program is designed to:

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pay at the median for competitive performance results against stretch targets;

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incent and reward superior results achieved through sustained long-term financial discipline and strategic accomplishments that benefit Cigna over the long-term, but that may not be reflected in annual or short-term results; and

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provide competitive pay opportunities that allow the Company to attract, motivate and retain employees who will drive competitively superior performance.

SPSs have a three-year performance period. The number of SPSs earned and paid, if any, in the year following the end of the performance period is based on Cigna's performance over the three-year period measured against pre-established measures and goals. At the time of award, the Committee approves a total LTI dollar award value for each executive officer. The SPS portion of the LTI award value is converted into a specific number of SPSs on the grant date based on Cigna's stock price on that date. The actual number of shares paid can range from 0% to 200% of the number of SPSs awarded. SPS awards, if earned, are ultimately settled in shares of Cigna common stock. Because the payment will be made in Cigna stock, the actual value of the earned awards is based on Cigna's stock price at the time of payment.

2010 – 2012 SPS Program

The shares earned under the 2010 – 2012 SPS Program were measured using performance through December 31, 2012 and were paid to each executive officer in March 2013. The total share value realized by each NEO on the payment date is reflected in the Option Exercises and Stock Vested table on page 71.

2011 – 2013 SPS Program

SPSs for the 2011 – 2013 performance period were granted in March 2011. Transitional SPS awards were granted to Messrs. Nicoletti, McCarthy and Manders and Ms. Jones in 2011, Mr. Fritch in 2012, and Mr. McCarthy in 2013. Mr. Nicoletti forfeited his outstanding 2011 – 2013 SPS awards due to his voluntary termination in September 2013. The performance goals for the 2011 – 2013 SPSs are presented in the table below, along with actual results for the three-year performance period.

Measure	Weighting	Target Performance Goals	Actual Result	&zwsp;
Total shareholder return (stock price appreciation assuming reinvestment of dividends) (TSR)	50%	50th Percentile	100th Percentile (200% of target)	&zwsp;
Relative to Cigna's peer group at the time of the award and compounded over the three-year period from 2011 through 2013.
Adjusted income from operations*	25%	6.4% to 9.2% growth over 2010	15.4% growth over 2010 (200% of target)	&zwsp;
The target was set as a year-over-year growth goal for Cigna's three ongoing businesses (Global Health Care, Global Supplemental Benefits and Group Disability and Life).
Revenue	25%	13.9% to 16.5% growth over 2010	17.1% growth over 2010 (124% of target)	&zwsp;

Calculated based on three-year compound annual growth for 2011, 2012 and 2013 over 2010 results for Cigna's three ongoing businesses (Global Health Care, Global Supplemental Benefits and Group Disability and Life).

*
Adjusted income from operations is not a financial measure calculated in accordance with U.S. generally accepted accounting principles (GAAP). For a reconciliation of adjusted income from operations for the Global Health Care, Global Supplemental Benefits and Group Disability and Life segments to the most directly comparable GAAP financial measure, which is segment earnings for each of the three ongoing businesses, see pages 45, 48 and 49, respectively, of the Management's Discussion and Analysis section of our Annual Report on Form 10-K for 2013.

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Cigna's TSR for 2013 was 63.7%. Over the three-year period from 2011 to 2013, three-year annual compounded TSR was 33.7%, which ranked at the 100th percentile relative to the peer group companies and was 200% of target.

Based on the results in the table above, on February 25, 2014, the Committee approved payout of the 2011 – 2013 SPSs at 181% of target. The calculations utilized to determine the payout were reviewed for accuracy by PricewaterhouseCoopers LLP. See the Outstanding Equity Awards table on page 69 for actual share amounts issued to each NEO and associated market values.

2012 – 2014 and 2013 – 2015 SPS Programs

SPSs for the 2012 – 2014 performance period awarded in March 2012 will be paid, if earned, in 2015. SPSs for the 2013 – 2015 performance period awarded in February 2013 will be paid, if earned, in 2016. There are three measures within the 2012 – 2014 and 2013 – 2015 SPS programs:

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Total shareholder return (stock price appreciation assuming reinvestment of dividends) relative to Cigna's peer group (weighted 50%);

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revenue for Cigna's three ongoing businesses (weighted 25%); and

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adjusted income from operations for Cigna's three ongoing businesses (weighted 25%).

When the Committee approved the performance measures and goals for the 2012 – 2014 and 2013 – 2015 performance periods, the Committee anticipated that performance resulting in a number of shares paid between 80% and 120% of target would be challenging and not certain, while performance resulting in a number of shares paid over 120% of target would be difficult, but not unattainable.

Retirement and Deferred Compensation

401(k) Retirement Plan and Supplemental 401(k) Plan

All U.S. full-time employees are eligible for the tax qualified 401(k) Plan, which provides for employee contributions as well as Company matching contributions of up to 4.5% of eligible pay. Certain employees, including the NEOs, are eligible for the Cigna Supplemental 401(k) Plan.

The Supplemental 401(k) Plan is a non-qualified deferred compensation plan that provides an annual credit to employees equal to 1.5% of earnings that cannot be treated as eligible earnings under the regular 401(k) Plan due to Internal Revenue Code limits. These non-eligible earnings cannot be the basis for either employee or company matching contributions under the regular plan. Earnings eligible for the credit are salary and bonus amounts that exceed the IRS annual limit on eligible earnings ($255,000 in 2013) or that an employee defers under the Cigna Deferred Compensation Plan. The annual credits are made to an unfunded account after the end of the year. Credits accumulate with hypothetical interest equal to the rate of return under the 401(k) Plan's Fixed Income Fund (3.9% as of January 1, 2013 and 3.7% as of January 1, 2014). The account will vest under the same rules that apply to the regular 401(k) Plan. The account balance will be paid after termination of employment in accordance with the plan.

Nonqualified Deferred Compensation Program

Cigna provides the NEOs and certain other employees with the opportunity to defer base salary and annual incentive awards under the Cigna Deferred Compensation Plan. Cigna does not make any contributions to this

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plan on behalf of employees. The purpose of this plan is to provide eligible employees an opportunity to postpone both the receipt of compensation and the income tax on that compensation — typically until after termination of employment with Cigna. Participants elect when to receive payment and can choose either a single lump sum or annual installments. For amounts deferred before 2005, participants can request an accelerated payment of all or part of their account balance subject to a 10% penalty. Otherwise, early withdrawals are permitted only under financial hardship circumstances.

Additional information about deferred compensation can be found in the Nonqualified Deferred Compensation Table and narrative on page 75.

Defined Benefit Pension Plans

The Cigna Pension Plan and the Cigna Supplemental Pension Plan were frozen on July 1, 2009. Benefits earned under these plans have been determined based on eligible earnings through July 1, 2009. The freeze did not affect benefits earned before July 1, 2009. The Company's NEOs hired before July 1, 2009 participated in the Pension Plan and the Supplemental Pension Plan.

Additional information about pension benefits can be found in the Pension Benefits Table on page 72.

Limited Perquisites and Other Benefits

Perquisites for executive officers are limited in both scope and amount.

Cigna's executive compensation program provides limited perquisites to executive officers, offered primarily to attract and retain key talent or provide for an executive officer's safety and security. Perquisites generally have included an annual allowance under our executive financial services program (as described below), payments for residential security alarm maintenance and relocation benefits when a move is required. Effective in 2013, as a means to better ensure his safety and security, Mr. Cordani also has use of the corporate aircraft for personal travel.

Cigna's executive financial services program offers executive officers an annual allowance of up to $6,500 for the costs of financial or estate planning (including associated legal services) and tax return preparation, with the exception of Mr. Cordani who is reimbursed for all financial and estate planning expenses including tax preparation incurred for any year.

The perquisites provided to the NEOs in 2013 and the associated valuation methods are described in the notes to the Summary Compensation Table on page 66.

The NEOs are also eligible to receive all of the benefits offered to Cigna employees generally, including medical benefits and other health and welfare benefits.

Transitional Compensation Actions

The People Resources Committee considers and uses transitional compensation actions, such as retention awards or transitional SPS awards, as necessary to facilitate business continuity associated with the executive officer roles. In connection with the transition of the Executive Vice President and Chief Financial Officer role

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from Mr. Nicoletti to Mr. McCarthy in July 2013, the People Resources Committee approved Mr. McCarthy's offer letter, which included the following terms:

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annual base salary of $600,000;

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transitional SPS awards for the 2011 – 2013, 2012 – 2014 and 2013 – 2015 performance periods with a grant date value of approximately $175,000, $437,500 and $700,000, respectively;

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a target 2013 MIP opportunity of $600,000; and

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a target 2014 LTI value of $2.1 million.

EMPLOYMENT ARRANGEMENTS AND POST-TERMINATION PAYMENTS

Employment Arrangements

We typically do not enter into individual employment contracts with our executive officers. Consistent with our approach of rewarding performance, employment is not guaranteed, and either Cigna or the executive officer may terminate the relationship at any time. An executive officer receives an offer letter upon his or her hire or promotion that describes initial compensation terms, such as base salary, sign-on or other cash bonus, relocation assistance, transitional SPS awards and target opportunities for annual cash incentive or long-term equity incentive compensation.

Herbert Fritch

To support the business integration and leadership transition associated with the acquisition of HealthSpring, Inc. (HealthSpring), we entered into a retention agreement with Mr. Fritch (then HealthSpring's Chief Executive Officer) in October 2011, which was amended in December 2011. The retention agreement with Mr. Fritch required the payment of a retention cash bonus and the receipt of restricted stock and SPS awards. The agreement also provided Mr. Fritch with an opportunity to receive a performance-based cash bonus. As reflected in the Summary Compensation Table on page 56, in 2012, Mr. Fritch earned the performance-based cash bonus and was granted the restricted stock and SPS awards. In 2013, Mr. Fritch received the retention cash bonus, as required by the terms of his retention agreement.

Mr. Fritch's retention agreement also provides for accelerated vesting of his restricted stock and SPS awards for the 2010 – 2012, 2011 – 2013 and 2012 – 2014 performance periods in the event of his death or disability, involuntary termination of employment without cause or resignation for good reason prior to the vesting of these awards.

Severance Arrangements

Other than following a change of control of Cigna, the People Resources Committee generally has discretion to determine, on a case-by-case basis, whether to make any post-termination payments to an executive officer. Historically, the Committee has approved varying amounts of severance pay for departing executive officers in exchange for certain obligations, including, for example, a general release of all claims or an extended non-competition and non-solicitation period. In approving a severance arrangement, the People Resources Committee exercises its business judgment based on individual circumstances, including, but not limited to, the executive officer's term of employment, past accomplishments, reasons for termination, opportunities for future employment and total unvested annual or long-term incentive compensation.

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Ralph Nicoletti

In July 2013, Cigna and Mr. Nicoletti executed an agreement and release in connection with his resignation as Executive Vice President and Chief Financial Officer, effective as of July 12, 2013. His employment ended on September 13, 2013. Under this agreement, we agreed to (i) pay Mr. Nicoletti his then-current base salary rate through the termination date and a lump-sum cash payment of $500,000 and (ii) provide him with health benefits through the end of September 2013. For his part, Mr. Nicoletti agreed to certain commitments relating to confidentiality, non-solicitation, non-competition, non-disparagement, to provide a general release of claims to Cigna and to provide reasonable consulting services to Cigna through December 31, 2013. Mr. Nicoletti's retirement and deferred compensation arrangements and long-term equity-based incentive awards operate in accordance with the terms of the applicable plans, including forfeiture of awards unvested or vested but unexercised as of his termination date.

Other Post-Termination Arrangements

Under the Cigna Long-Term Incentive Plan, if an executive officer's employment terminates prior to the vesting of a stock option, restricted stock or SPS award, the award is generally forfeited, subject to specific exceptions for disability, death or retirement (as defined in the plan).

In the case of disability or death, stock option, restricted stock and/or SPS awards vest as of the termination date to enable the executive officer or his or her estate to realize the value that existed at the time of the event. In the case of retirement, stock options may vest on the date of retirement so that an employee's decision as to retirement is not influenced by potential lost compensation. For restricted stock and SPS awards unvested at the time of retirement, the People Resources Committee has the discretion to vest unvested awards or make SPS payments (or a portion thereof) at the end of the SPS three-year performance period.

Change of Control Arrangements

Cigna does not provide executive officers with any single-trigger payments, golden parachute excise tax gross-ups or excise tax reimbursements upon a change of control.

The Cigna Executive Severance Benefits Plan applies to executive officers in the event of a qualified separation of service of the executive officer. A mere change of control itself (i.e., a "single trigger") does not trigger benefits. The intent of the plan is to encourage executives to continue to act in shareholders' best interests in evaluating potential transactions and ensure management talent will be available to assist with the transaction and business integration.

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Under the Cigna Executive Severance Benefits Plan and Cigna Long-Term Incentive Plan, an executive officer will be eligible for benefits if his or her employment is terminated upon or during the two-year period following a change of control (i.e., a "double trigger") if such termination is:

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initiated by Cigna other than "for cause" (i.e., a termination on account of the executive's felony conviction for fraud or dishonesty directed against Cigna); or

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initiated by the executive officer after determining, in his or her reasonable judgment, that there has been a material reduction in authority, duties or responsibilities, any reduction in compensation, or any changes in the executive's principal office location of more than 35 miles from the location on the date of a change of control. Under the Executive Severance Benefits Plan, the executive must deliver notice to Cigna within 30 days after such reduction or change and at least 30 days before separation, after which Cigna has 30 days to remedy the circumstances before a separation upon a change of control is deemed to have occurred.

Benefits in a double-trigger situation include the following:

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A lump sum cash severance payment equal to 156 weeks (approximately three years) of base salary plus three (3) times the higher of (i) the most recent annual incentive paid or (ii) the target annual incentive. The intent of the formula for the annual incentive amount is to reward the executive officer for his or her expected performance prior to the change of control.

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Full vesting of all unvested stock options and restricted stock. As a result, if an executive is involuntarily terminated without cause or resigns for good reason after a change of control, the executive is able to realize the shareholder value to which he or she contributed while employed at Cigna.

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Full vesting of all unvested SPS awards with the calculation of such vesting made at the highest of: (1) the target vesting percentage; (2) the vesting percentage for the most recent payout; or (3) the average of the vesting percentage established by the Committee for the most recent two SPS payouts. The intent of this formula is to provide executive officers with a reasonable estimate of the potential payouts and to avoid placing executive officers at a disadvantage as a result of a change of control.

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At Cigna's expense, twelve months of basic life insurance plan coverage and six months of reasonable outplacement services following a change of control.

For more information concerning the financial amount of these benefits, see Potential Payments upon Termination or Change of Control beginning on page 76.

PROCESSES AND PROCEDURES FOR DETERMINING EXECUTIVE COMPENSATION

The Role of the People Resources Committee in Executive Compensation

The People Resources Committee is composed entirely of independent directors. Pursuant to its charter, the Committee is charged with oversight of the Company's compensation and benefit plans and policies that apply to executive officers (including the NEOs). In fulfilling its responsibilities, the Committee continuously seeks to improve the compensation program's effectiveness by reinforcing a strong linkage between executive pay and performance. The Committee regularly reviews Cigna's compensation programs against the Company's strategic goals, industry practices, and emerging trends to ensure alignment with shareholder interests. The Committee retains the flexibility to modify the programs to address changes in the competitive landscape.

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The Committee fulfills its responsibilities consistent with Cigna's compensation objectives and philosophy outlined in this CD&A and with Cigna's compensation policies and practices (beginning on page 40). The Committee makes executive compensation determinations in its sole discretion; however, to aid in its review and administration of compensation programs, the Committee engages an independent compensation consultant, as described below. At each of its regularly scheduled meetings, the Committee conducts executive sessions, without Cigna management present.

As part of its responsibilities, the Committee also considers the impact of risk on executive compensation. As discussed under Board Oversight of Risk and Enterprise Risk Management (see page 17), the Committee reviews a report from the Chief Risk Officer based on management's annual review of executive and employee compensation programs to determine whether those programs create or increase risks that are reasonably likely to have a material adverse effect on the Company. On an ongoing basis, the Committee also monitors these risks by regularly reviewing management's reports on the risk mitigation and controls associated with various aspects of the Committee's charter responsibilities.

Process for Executive Compensation Decisions

Chief Executive Officer Compensation

The Committee, together with the independent Chairman of the Board, annually evaluates the CEO's performance and Cigna's established enterprise goals, and makes recommendations to the independent members of the Board of Directors about the CEO's performance and compensation. The Board then considers the Committee's recommendations as part of its review and approval of the CEO's compensation. The Chairman of the Board reviews the results of the evaluation with the CEO.

The CEO is not present when the Committee and the Board are making decisions about the CEO's compensation. The Executive Vice President, Human Resources and Services and the independent compensation consultant attend the People Resources Committee session at the request of the Committee.

Other NEO Compensation

Generally, the Executive Vice President, Human Resources and Services presents recommendations for NEOs' compensation targets for the Committee's consideration and approval, and the Vice President, Talent Optimization presents recommendations regarding compensation targets for the Executive Vice President, Human Resources and Services. For compensation decisions involving actual payouts for the NEOs, Cigna's CEO presents his recommendations to the Committee for its consideration. The CEO discusses Cigna's performance and the individual officer's performance. The Executive Vice President, Human Resources and Services is generally present for the discussion of compensation for all executive officers other than himself.

Compensation Consultant Role in Executive Compensation

While the Committee or Board ultimately makes all executive compensation decisions, the Committee engages the services of outside advisors for assistance. In 2012, the Committee engaged Pearl Meyer & Partners (PM&P) as its independent compensation consultant. In October 2013, the Committee replaced PM&P and engaged Pay Governance as the Committee's independent compensation consultant.

The Committee utilized these consultants throughout the year to provide independent, objective analysis, advice and information and to generally assist the Committee in the performance of its duties. The Committee will typically request information and recommendations directly from the compensation consultant as it deems appropriate to structure and evaluate Cigna's compensation programs, practices and plans. As part of its

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engagement, at the direction of the Committee, the compensation consultant will work, and exchange information, with the Executive Vice President, Human Resources and Services and Cigna's compensation department in their work on the Committee's behalf.

During 2013, PM&P provided the services described throughout the Compensation Discussion and Analysis section (beginning on page 37) and reviewed the Compensation Discussion and Analysis section of the 2013 proxy statement.

Pay Governance, following their appointment, provided the following services to the Committee:

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evaluated the effect of Cigna's equity programs on annual share use, burn rate (the number of shares awarded per year divided by the shares outstanding at the end of the year) and total dilution (the number of stock options and restricted stock outstanding, plus the number of shares available for grants under the Long-Term Incentive Plan, divided by the total number of shares of common stock outstanding), and advised the Committee in its determination of the maximum share limit for use in 2014;

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advised the Committee on the adoption of an executive pledging policy and certain proposed changes to stock ownership guidelines;

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presented a comparison of competitive market data to the current compensation of each Executive Officer to assist in setting compensation targets for 2014; and

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reviewed the Compensation Discussion and Analysis section of the 2014 proxy statement.

Independence of the Compensation Consultant

The People Resources Committee's policy requires that the compensation consultant be independent of the Company. A compensation consultant is deemed independent under the policy if the compensation consultant:

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is retained by and reports solely to the Committee for all executive compensation services;

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does not provide any services or products to the Company and its affiliates or management except with approval of the Committee's Chair; and

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is otherwise free from conflicts.

The Committee assesses the compensation consultant's independence each year. In assessing independence, the Committee considers:

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the provision of other services to the Company by the consultant;

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the amount of fees paid to the consultant's employer as a percentage of that employer's total revenue;

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the policies and procedures of the consultant's employer that are designed to prevent conflicts of interests;

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any business or personal relationship between the consultant and a member of the Committee;

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any Company stock owned by the consultant;

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any business or personal relationship of the consultant and an executive officer of the Company; and

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any other factor deemed relevant to the consultant's independence from management.

In addition, each year the Committee receives a letter from its compensation consultant providing appropriate assurances and confirmation of independence. The Committee determined that each of PM&P and Pay Governance was independent under Cigna's policy and NYSE rules.

At the request of the Committee, a representative of PM&P or Pay Governance attended all of the Committee's meetings in 2013. The Committee regularly reviews and evaluates its compensation consultant engagement, and annually reviews the compensation consultant's performance.

ALIGNING THE INTERESTS OF SHAREHOLDERS AND EXECUTIVES

Robust stock ownership guidelines and holding requirements for equity awards align executives' interests with shareholders. Cigna also prohibits hedging of Cigna securities by all directors and employees, including the executive officers, and restricts pledging of Cigna stock by directors and Section 16 officers.

Stock Ownership Guidelines

We believe that the ownership of meaningful levels of Cigna stock by our executive officers is a critical factor in aligning the long-term interests of management and our shareholders. To promote this goal, we have adopted rigorous stock ownership guidelines that apply to all of our executive officers, including our NEOs. As of December 31, 2013, all of our current NEOs met or exceeded stock ownership guidelines.

Our stock ownership guidelines have the following features:

•
The CEO is required to own stock valued at least six times his current base salary, and other executive officers are required to own stock valued at least three times their respective current base salary.

•
Wholly-owned shares, restricted stock, stock equivalents, SPSs granted prior to January 1, 2014, and shares owned through benefit plans (such as investments in the Cigna Stock Fund of the Cigna 401(k) Plan) are counted toward meeting the guidelines. Vested stock options and SPSs granted on or after January 1, 2014 do not count towards meeting guidelines.

•
Executive officers are given five years from date of hire, promotion or any other event that changes their multiple of salary to meet their applicable ownership guideline. Once an executive's guideline has been attained, he/she must maintain the requirement on a continuous basis, even if the requirement is met before the end of the five-year period.

•
Executive officers are required to hold all Company stock acquired until their ownership guideline is met.

We also have instituted other practices to encourage a long-term ownership philosophy for our executive officers, including:

•
prohibiting the sale of more than 50% of the shares held above the applicable guideline in any single open period;

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    61

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•

COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

•

•

•
once the guideline is met, an executive officer must retain, for at least one year, a minimum of 50% of the shares acquired upon exercise of any stock options and 50% of the shares acquired upon vesting of restricted stock grants;

•
requiring CEO approval of all transactions in Cigna stock by executive officers; and

•
requiring General Counsel approval of all transactions in Cigna stock by the CEO.

Hedging and Pledging Restrictions

Our insider trading policy prohibits our directors, executive officers and all employees from engaging in hedging, speculative or other transactions that hedge or offset any decrease in the market value of Cigna stock. Prohibited transactions include, but are not limited to, trading in put or call options, short sales, zero cost collars and forward sale contracts.

In 2013, the Committee adopted a policy that prohibits directors and Section 16 officers from pledging Cigna stock as loan collateral or holding Cigna stock in a margin account. Cigna's Office of the Corporate Secretary, in consultation with the Chairman of the Board and the Chief Executive Officer, may grant exceptions to this prohibition only with respect to shares held above the stock ownership guidelines. Exceptions may be granted upon a determination that the pledge is reasonable in amount and scope and structured to minimize risks associated with pledging. This determination will be based on the following considerations, among others:

•
the amount of the pledge as compared to Cigna's total stock outstanding, market value or trading volume;

•
the amount of the pledge as compared to the total value of Cigna stock held by the individual above the applicable stock ownership guideline;

•
the individual's ability to repay loans secured by Cigna stock or substitute other assets as collateral; and

•
the terms of the pledging documentation.

To our knowledge, none of our directors, NEOs or other Section 16 officers have pledged Cigna stock, either now or at any time in the past.

DISGORGEMENT OF AWARDS (CLAWBACK) POLICY

The Board of Directors has the authority to recoup compensation paid to executive officers in the event of a restatement of financial results, beyond the mandates of Sarbanes-Oxley. In February 2011, the Board approved an expansion of the Disgorgement of Awards policy to include SPS awards in the compensation that can be recouped in the event of a restatement of financial results under the circumstances described below. In addition, once final rules are released regarding clawback requirements under the Dodd-Frank Act, Cigna intends to review its policy and, if necessary, amend it to comply with the new mandates.

62     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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•

COMPENSATION DISCUSSION AND ANALYSIS   (CONTINUED)

•

•

Currently, the Board will, in all appropriate cases and to the full extent permitted by law, require reimbursement of any bonus or other cash incentive compensation awarded to an executive officer or cancel unvested restricted or deferred stock awards previously granted to the executive officer if:

•
the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were later the subject of a restatement;

•
the executive engaged in intentional misconduct that caused or partially caused the need for the restatement; and

•
the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded.

In addition, Cigna's stock option, restricted stock and SPS awards include a clawback provision that applies to any Cigna employee, including any NEO, who:

•
is terminated by Cigna due to misconduct;

•
engages in behavior that would be considered grounds for termination due to misconduct;

•
competes with Cigna within one year following any voluntary termination;

•
solicits a Cigna employee or customer within one year following any termination;

•
discloses Cigna confidential information improperly; or

•
fails to assist Cigna in the handling of investigations, litigation, or agency matters with respect to which the employee has relevant information.

If an executive engages in any of the above "violation events," any option gains realized over the two years before the event and the value of any restricted stock or SPS vesting over the year before the event are required to be paid back to Cigna. These provisions are designed to discourage executives from engaging in activities that can cause Cigna competitive harm and to support retention.

TAX AND ACCOUNTING TREATMENT

Prior to 2013, Section 162(m) of the Internal Revenue Code imposed limits on the amount that Cigna could deduct for federal income tax purposes for employee compensation. As part of health care reform legislation enacted in 2010, Section 162(m) was revised as it pertains to compensation paid by health insurers, including Cigna. Starting in 2013, under Section 162(m)(6), any per person compensation in excess of $500,000 paid to any employee or, generally, any individual service provider, will not be deductible by Cigna. This limitation also applies to compensation earned in 2010, 2011 and 2012 to the extent such compensation is deducted after the end of 2012. The tax deduction limitation applies whether or not compensation is performance-based or is provided pursuant to a shareholder-approved plan.

The tax deduction limitation under Section 162(m)(6) has impacted, and will continue to impact, Cigna through the loss of some tax benefits related to employee compensation in excess of the $500,000 per person deduction limit. While the People Resources Committee believes it is important to consider the impact of Section 162(m)(6), it also believes that shareholder interests are best served by not restricting the Committee's discretion and flexibility in crafting the executive compensation program, even if non-deductible compensation expenses could result. Separately, the People Resources Committee also considers the accounting consequences of its compensation decisions.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    63

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•

EXECUTIVE COMPENSATION TABLES

•

•

 2013 SUMMARY COMPENSATION TABLE

This table includes information regarding 2011, 2012 and 2013 compensation for each of the NEOs. Other tables in this proxy statement provide more detail about specific types of compensation with respect to 2013.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)	&zwsp;
David M. Cordani	2013	1,034,615	—	6,080,687	4,096,268	2,160,000	†	152,509	13,524,079
President and	2012	1,014,615	—	6,038,934	3,002,121	2,592,000	123,085	110,740	12,881,495	&zwsp;
Chief Executive Officer	2011	1,000,000	—	5,825,025	2,647,883	9,323,125	159,040	130,494	19,085,567
Thomas A. McCarthy	2013	504,500	—	1,838,734	224,416	690,000	†	23,819	3,281,469	&zwsp;
Executive Vice President and	2012	425,000	—	330,594	164,328	762,000	123,633	20,063	1,825,618
Chief Financial Officer	2011	384,904	450,000	375,839	113,940	769,325	219,717	17,228	2,330,953	&zwsp;
Herbert A. Fritch	2013	1,000,000	2,000,000	1,233,790	831,144	517,500	—	44,298	5,626,732
President, Cigna-HealthSpring	2012	1,000,000	—	7,345,050	—	2,380,000	—	28,724	10,753,774	&zwsp;
Nicole S. Jones	2013	545,065	—	1,004,339	676,556	576,279	†	31,452	2,833,691
Executive Vice President,	2012	526,290	144,296	935,937	465,261	575,190	14,346	107,058	2,768,378	&zwsp;
General Counsel	2011	287,212	100,000	1,706,941	132,411	1,780,225	18,035	856,813	4,881,637
Matthew G. Manders	2013	583,404	—	1,130,968	761,870	859,625	†	34,873	3,370,740	&zwsp;
President, Regional and	2012	575,000	—	903,393	449,098	712,500	428,559	34,597	3,103,147
Operations	2011	542,500	—	957,999	334,962	1,659,775	609,881	32,839	4,137,956	&zwsp;
Ralph J. Nicoletti	2013	456,115	—	1,295,482	872,692	—	—	516,016	3,140,305
Former EVP and Chief	2012	558,038	—	1,264,731	628,735	828,000	—	22,206	3,301,710	&zwsp;
Financial Officer	2011	285,577	50,000	1,888,395	132,408	837,489	—	113,145	3,307,014

Name and Principal Position (Column (a))

Mr. McCarthy served as acting Chief Financial Officer (CFO) during 2011 until Mr. Nicoletti's appointment as CFO in June 2011. Upon Mr. Nicoletti's resignation in 2013, Mr. McCarthy was appointed CFO in July 2013.

Mr. Fritch joined Cigna in January 2012.

Bonus (Column (d))

Amounts in this column represent non-incentive based bonus compensation.

The amount for Mr. Fritch in 2013 reflects a cash payment required under his retention agreement.

Stock Awards (Column (e))

Amounts in this column represent the grant date fair value of stock awards computed in accordance with ASC Topic 718 and, for SPSs, based upon the probable outcome of the performance conditions. For 2013, the only stock awards received by the NEOs were SPS awards. For 2012 and 2011, both restricted stock awards and SPS awards were made under the Cigna Long-Term Incentive Plan. The SPSs are subject to performance conditions as described beginning on page 51. The amount reported in column (e) is consistent with the

64     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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•

EXECUTIVE COMPENSATION TABLES   (CONTINUED)

•

•

estimate of aggregate compensation cost recognized over the service period determined as of the grant date under ASC Topic 718, excluding the effect of estimated forfeitures, as follows:

		Value of SPSs Granted in 2013
	Name	Grant Date Fair Value ($)	At Highest Performance Achievement* ($)
	David M. Cordani	6,080,687	8,668,213
&zwsp;	Thomas McCarthy	1,838,734	2,636,814	&zwsp;
	Herbert A. Fritch	1,233,790	1,758,806
&zwsp;	Nicole S. Jones	1,004,339	1,431,717	&zwsp;
	Matthew G. Manders	1,130,968	1,612,231
&zwsp;	Ralph J. Nicoletti	1,295,482	1,846,752	&zwsp;

*
The value at the highest performance achievement reflects projected achievement of total shareholder return relative to Cigna's peers based on accounting assumptions, and the financial measures, adjusted income from operations and revenue, at 200% of target.

Option Awards (Column (f))

Represents the grant date fair value of option awards made under the Cigna Long-Term Incentive Plan computed in accordance with ASC Topic 718 applying the same model and assumptions as Cigna applies for financial statement reporting purposes, as described in Note 20 to Cigna's consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 (disregarding any estimates for forfeitures). Cigna stock option awards are determined using a Black-Scholes pricing methodology that assumes that all stock options are held full-term (ten years). Primarily for this reason, the target long-term incentive award values referenced on page 52 of the Compensation Discussion and Analysis may differ from ASC Topic 718 values reported in this table, which assumes a shorter term.

Non-Equity Incentive Plan Compensation (Column (g))

This column reflects performance-based compensation awarded under the Management Incentive Plan as described beginning on page 47. The amount for Mr. McCarthy in 2012 also includes a $300,000 award related to his transition efforts in the CFO role.

Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (h))

This column includes the aggregate change in actuarial present value of accumulated benefits under the pension plans, which value increases and decreases from period to period and is subject to the assumptions discussed in connection with the Pension Benefits Table on page 72. Information regarding accumulated benefits under the pension plans is also discussed in the narrative to the Pension Benefits Table beginning on page 72. The amounts in this column do not include deferred compensation because we do not provide above market earnings to our executive officers. As represented by the "†" symbol in the table, the final change in

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    65

•

•

EXECUTIVE COMPENSATION TABLES   (CONTINUED)

•

•

pension present value in 2013 was negative for all participating NEOs. The table below details the net change in present value as of December 31, 2013:

	Name	Net Change to Pension Present Value ($)	&zwsp;
	David M. Cordani	(146,273)
&zwsp;	Thomas McCarthy	(121,538)	&zwsp;
	Nicole S. Jones	(18,161)
&zwsp;	Matthew G. Manders	(520,641)	&zwsp;

All Other Compensation (Column (i))

This column includes:

•
Cigna's matching contributions to the NEOs' accounts under its 401(k) plans in the following amounts: Mr. Cordani — $62,049; Mr. McCarthy — $22,148; Mr. Fritch — $43,927; Ms. Jones — $24,454; Mr. Manders — $27,089; and Mr. Nicoletti — $11,475;

•
Dividends paid in 2013 on restricted stock awards of $1,671 for Mr. McCarthy, $371 for Mr. Fritch and $1,285 for Mr. Manders;

•
2013 perquisites valued at incremental cost (the cost incurred by Cigna due to the NEO's personal use or benefit) as follows:

o
Fees paid for financial planning, tax preparation and legal services related to tax and estate planning in the following amounts: Mr. Cordani — $15,863; Ms. Jones — $6,500; Mr. Manders — $6,500; and Mr. Nicoletti — $4,541;

o
For the corporate aircraft, $46,024 of incremental cost related to Mr. Cordani's use of the aircraft, at the Company's request, for personal travel. Incremental cost is determined by dividing the annual variable costs by the total number of flight hours and multiplying the result by the number of personal flight hours during the year. Variable costs include fuel, crew travel, trip-related maintenance, landing fees and hangar costs, and other similar costs. Fixed costs that do not change based on usage are excluded from the incremental cost calculation; and

o
Costs for security alarm maintenance and, for Mr. Cordani, the installation of a new security system, in the following aggregate amounts: Mr. Cordani — $24,150; and Ms. Jones — $498.

•
For Mr. Nicoletti, a $500,000 lump-sum cash payment in connection with his agreement and release upon voluntary termination. See Compensation Discussion and Analysis — Employment Arrangements and Post-Termination Payments on page 56 for a description of Mr. Nicoletti's termination arrangement.

66     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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•

EXECUTIVE COMPENSATION TABLES   (CONTINUED)

•

•

 GRANTS OF PLAN-BASED AWARDS IN 2013

This table provides information about annual incentive targets for 2013 and grants of plan-based awards made in 2013 to the NEOs. Specifically, the table includes:

• 2013 annual MIP	Columns (f) and (g)
• 2013 – 2015 SPS awards	Columns (h), (i) and (j)
• Mr. McCarthy's transitional SPS awards	Columns (h), (i) and (j)
• Stock option awards	Column (k)

The disclosed dollar and share amounts do not necessarily reflect the actual amounts that will be paid or issued to the NEOs. Those amounts will be known only if and when the awards vest or become payable. Mr. Nicoletti forfeited all of his awards granted in 2013 upon his resignation.

		Committee		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Closing Market Price on Date of	Grant Date Fair Market Value of Stock and Option	&zwsp;
Name (a)	Grant Date (b)	Approval Date (c)	Award Type (d)	Threshold ($) (e)	Target ($) (f)	Maximum ($) (g)	Threshold (#) (h)	Target (#) (i)	Maximum (#) (j)	Options (#) (k)	Awards ($/Sh) (l)	Grant ($/Sh) (m)	Awards ($) (n)	&zwsp;
David M. Cordani	—	—	MIP	—	1,800,000	3,600,000								&zwsp;
	3/5/2013	2/27/2013	SPS				7,710	88,116	176,232				6,080,687
	3/5/2013	2/27/2013	Option							206,843	58.73	59.39	4,096,268	&zwsp;
Thomas A. McCarthy	—	—	MIP	—	600,000	1,200,000
	3/5/2013	2/27/2013	SPS				422	4,828	9,656				333,169	&zwsp;
	8/5/2013	5/8/2013	Transitional SPS				197	2,257	4,514				203,910
	8/5/2013	5/8/2013	Transitional SPS				494	5,642	11,284				479,103	&zwsp;
	8/5/2013	5/8/2013	Transitional SPS				790	9,027	18,054				822,552
	3/5/2013	2/27/2013	Option							11,332	58.73	59.39	224,416	&zwsp;
Herbert A. Fritch	—	—	MIP	—	1,000,000	2,000,000
	3/5/2013	2/27/2013	SPS				1,564	17,879	35,758				1,233,790	&zwsp;
	3/5/2013	2/27/2013	Option							41,969	58.73	59.39	831,144
Nicole S. Jones	—	—	MIP	—	435,750	871,500								&zwsp;
	3/5/2013	2/27/2013	SPS				1,273	14,554	29,108				1,004,339
	3/5/2013	2/27/2013	Option							34,163	58.73	59.39	676,556	&zwsp;
Matthew G. Manders	—	—	MIP	—	575,000	1,150,000
	3/5/2013	2/27/2013	SPS				1,434	16,389	32,778				1,130,968	&zwsp;
	3/5/2013	2/27/2013	Option							38,471	58.73	59.39	761,870
Ralph J. Nicoletti	—	—	MIP	—	600,000	1,200,000								&zwsp;
	3/5/2013	2/27/2013	SPS				1,643	18,773	37,546				1,295,482
	3/5/2013	2/27/2013	Option							44,067	58.73	59.39	872,692	&zwsp;

Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (Column (f) and (g))

Amounts in column (f) represent annual incentive targets for the 2013 performance period to be paid in 2014. Individual award values can range from 0% to 200% of target (as reflected in column (g)). The actual amounts earned by each NEO are as follows: Mr. Cordani — $2,160,000; Mr. McCarthy — $690,000; Mr. Fritch — $517,500; Ms. Jones — $576,279; and Mr. Manders — $859,625.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    67

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•

EXECUTIVE COMPENSATION TABLES   (CONTINUED)

•

•

Estimated Future Payouts Under Equity Incentive Plan Awards (Columns (h), (i) and (j))

Except as noted below, represents SPSs awarded for the 2013-2015 performance period. The People Resources Committee will determine payout for the SPSs, if any, in 2016. The number of shares paid can range from 0% to 200% of the number of SPSs awarded. Threshold shares represent a threshold value for the SPS awards at 8.75% of target, which represents the lowest possible level of share payout under these awards assuming achievement at threshold for either the adjusted income from operations or revenue measures. In connection with Mr. McCarthy's July 2013 promotion to Chief Financial Officer, he was awarded transitional SPSs for the 2011-2013 performance period (2,257 SPSs at target), 2012-2104 performance period (5,642 SPSs at target) and the 2013-2015 performance period (9,027 SPSs at target) to be paid, if earned, in the first quarters of 2014, 2015 and 2016, respectively. See page 56 under Transitional Compensation Actions in the Compensation Discussion and Analysis for additional information on the SPS awards for Mr. McCarthy.

All Other Option Awards (Column (k))

Represents stock option awards granted under the Cigna Long-Term Incentive Plan and approved by the People Resources Committee at its February 2013 meeting as part of each NEO's long-term incentive award. Stock options represented 50% of the long-term incentive awards for executive officers in 2013, as described on page 51.

Exercise or Base Price of Option Awards (Column (l))

Pursuant to the Cigna Long-Term Incentive Plan, the stock option exercise price is the average of the high and low trading price of Cigna common stock on the date of the award.

Grant Date Fair Market Value of Stock and Options Awards (Column (n))

These amounts represent the grant date fair value of equity awards computed in accordance with ASC Topic 718, applying the same model and assumptions Cigna uses for financial statement reporting purposes. The award values represented in the table are theoretical, and may not correspond to the actual value that will be recognized by the NEO. Cigna stock option awards are determined using a Black-Scholes pricing methodology that assumes that all stock options are held full-term (ten years). Primarily for this reason, the target long-term incentive award values referenced on page 52 of the Compensation Discussion and Analysis may differ from ASC Topic 718 values reported in this table, which assumes a shorter term.

68     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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•

EXECUTIVE COMPENSATION TABLES   (CONTINUED)

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OUTSTANDING EQUITY AWARDS AT YEAR-END 2013

This table provides information about unexercised stock options and unvested stock awards (restricted stock and SPSs) held as of December 31, 2013 by the NEOs employed by Cigna at that time.

	Option Awards						Stock Awards					&zwsp;
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#)(1) Unexercisable (c)		Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#)(1) (f)		Market Value of Shares or Units of Stock That Have Not Vested ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)	&zwsp;
David M. Cordani	62,160				40.5649	2/22/2016	214,507		18,765,072	212,258	18,568,330	&zwsp;
	91,278				46.8833	2/28/2017
	215,177				47.6650	2/8/2018						&zwsp;
	92,038				47.9250	2/27/2018
	190,180				34.6450	3/3/2020						&zwsp;
	126,413		63,197		42.1900	3/1/2021
	66,757		133,472		44.4250	2/28/2022						&zwsp;
			206,843		58.7300	3/5/2023
Total	844,003		403,512				214,507		18,765,072	212,258	18,568,330

Thomas A. McCarthy	8,805				29.8066	2/24/2015	16,257		1,422,162	26,293	2,300,112	&zwsp;
	5,475				40.5649	2/22/2016
	4,464				46.8833	2/28/2017						&zwsp;
	5,651				47.9250	2/27/2018
	21,582				14.0250	3/4/2019						&zwsp;
	8,138				34.6450	3/3/2020
	5,440		2,719		42.1900	3/1/2021						&zwsp;
	3,655		7,305		44.4250	2/28/2022
			11,332		58.7300	3/5/2023						&zwsp;
Total	63,210		21,356				16,257		1,422,162	26,293	2,300,112

Herbert A. Fritch	157,609	&zwsp; (2)			12.2500	2/13/2019	140,067	&zwsp; (2)	12,253,061	40,389	3,533,230	&zwsp;
	260,161	(2)	86,721	(2)	14.4000	2/11/2020
	89,990	&zwsp; (2)	89,992	&zwsp; (2)	30.1300	3/7/2021						&zwsp;
			41,969		58.7300	3/5/2023
Total	507,760		218,682				140,067		12,253,061	40,389	3,533,230

Nicole S. Jones	5,511		2,755		48.3950	6/6/2021	29,384		2,570,512	33,794	2,956,299	&zwsp;
	10,346		20,685		44.4250	2/28/2022
			34,163		58.7300	3/5/2023						&zwsp;
Total	15,857		57,603				29,384		2,570,512	33,794	2,956,299

Matthew G. Manders	12,933				46.8833	2/28/2017	32,338		2,828,928	34,960	3,058,301	&zwsp;
	13,646				47.9250	2/27/2018
	15,991		7,995		42.1900	3/1/2021						&zwsp;
	9,987		19,966		44.4250	2/28/2022
			38,471		58.7300	3/5/2023						&zwsp;
Total	52,557		66,432				32,338		2,828,928	34,960	3,058,301

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    69

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EXECUTIVE COMPENSATION TABLES   (CONTINUED)

•

•

(1)
The following table shows the vesting date of stock options (Columns (a, b, and c)), restricted stock (Columns (d, e, and f)) and SPSs (Columns (g, h, and i)) that have not vested, held as of December 31, 2013 by the NEOs.

	Number of Stock Options That Have Not Vested (a)	Vesting Date (b)	Vesting Amount (c)	Number of Shares or Units That Have Not Vested(i) (d)	Vesting Date(i) (e)	Vesting Amount (f)	Number of Equity Incentive Plan Award Shares or Units That Have Not Vested(ii) (g)	Vesting Date(ii) (h)	Vesting Amount (i)	&zwsp;
David M. Cordani	63,197	3/1/2014	63,197	214,507	2/28/2014	214,507	212,258	2015	124,142	&zwsp;
	133,472	2/28/2014	66,736					2016	88,116
		2/28/2015	66,736							&zwsp;
	206,843	3/5/2014	68,962
		3/5/2015	68,940							&zwsp;
		3/5/2016	68,941
Total			403,512			214,507			212,258

Thomas A. McCarthy	2,719	3/1/2014	2,719	16,257	2/28/2014	16,257	26,293	2015	12,438	&zwsp;
	7,305	2/28/2014	3,652					2016	13,855
		2/28/2015	3,653							&zwsp;
	11,332	3/5/2014	3,779
		3/5/2015	3,776							&zwsp;
		3/5/2016	3,777
Total			21,356			16,257			26,293

Herbert A. Fritch	86,721	2/11/2014	86,721	140,067	2/11/2014	9,284	40,389	2015	22,510	&zwsp;
	89,992	3/7/2014	44,996		2/28/2014	40,743		2016	17,879
		3/7/2015	44,996		1/31/2016	45,020				&zwsp;
	41,969	3/5/2014	13,993		1/31/2017	45,020
		3/5/2015	13,988							&zwsp;
		3/5/2016	13,988
Total			218,682			140,067			40,389

Nicole S. Jones	2,755	6/6/2014	2,755	29,384	2/28/2014	24,218	33,794	2015	19,240	&zwsp;
	20,685	2/28/2014	10,342		6/6/2014	2,583		2016	14,554
		2/28/2015	10,343		6/6/2015	1,292				&zwsp;
	34,163	3/5/2014	11,390		6/6/2016	1,291
		3/5/2015	11,386							&zwsp;
		3/5/2016	11,387
Total			57,603			29,384			33,794

Matthew G. Manders	7,995	3/1/2014	7,995	32,338	2/28/2014	32,338	34,960	2015	18,571	&zwsp;
	19,966	2/28/2014	9,983					2016	16,389
		2/28/2015	9,983							&zwsp;
	38,471	3/5/2014	12,827
		3/5/2015	12,822							&zwsp;
		3/5/2016	12,822
Total			66,432			32,338			34,960
  (i)
  These columns include unvested restricted stock and SPSs granted for the 2011 – 2013 performance period. The number of SPSs reported in these columns reflects the shares paid in February 2014 for the SPS 2011 – 2013 performance period at their actual payout percentage. As of December 31, 2013, the relevant performance conditions had been satisfied but the awards were not fully vested until payout in February 2014. See the Compensation Discussion and Analysis on pages 51 and 53 for information about the SPS program and the 2011 – 2013 SPS grants.

  (ii)
  These columns include unvested SPSs granted for the 2012 – 2014 and 2013 – 2015 performance periods. The SPS awards are not fully vested until paid in the year following the close of the three-year performance period. The People Resources Committee determines payout, if any, in the year of vesting based on achievement of three-year performance goals. It is not possible to determine whether SPS awards will vest until the end of the three-year performance period. Notwithstanding this, the SPS amounts reported in these columns assumes that each of the performance measures are achieved at target (100%). Because payment will be made in Cigna common stock, the actual value will be based on Cigna's common stock price at the time of payment.
(2)
For Mr. Fritch, all vested options outstanding, 176,713 unvested options, and 9,284 shares of the 140,067 shares reflected in column (f) above represent HealthSpring awards converted into Cigna equity upon the merger consummation. An additional 90,040 shares in column (f) represent the restricted stock granted under the terms of his retention agreement.

70     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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EXECUTIVE COMPENSATION TABLES   (CONTINUED)

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•

OPTION EXERCISES AND STOCK VESTED IN 2013

This table provides information about the number of shares acquired, and value realized by, the NEOs upon exercise of stock options and the vesting of restricted stock and the 2010-2012 SPS awards during 2013. No SPSs awarded for the 2011-2013, 2012-2014 or 2013-2015 performance periods vested in 2013.

		Option Awards		Stock Awards			&zwsp;

	Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized upon Exercise ($) (c)(1)	Number of Shares Acquired on Vesting (#) (d)		Value Realized upon Vesting ($) (e)(1)
	David M. Cordani	59,359	3,251,389	190,477	(2)	11,162,524
&zwsp;	Thomas A. McCarthy	24,075	981,388	23,670	&zwsp; (2)(3)	1,671,182	&zwsp;
	Herbert A. Fritch	—	—	45,300	(2)(3)	2,684,675
&zwsp;	Nicole S. Jones	—	—	21,408	&zwsp; (2)	1,254,573	&zwsp;
	Matthew G. Manders	50,772	1,914,086	56,411	(2)(3)	3,898,119
&zwsp;	Ralph J. Nicoletti	20,317	699,257	21,120	&zwsp; (2)	1,237,695	&zwsp;

(1)
Value realized upon exercise of option awards is calculated by multiplying the number of shares acquired upon exercise by the difference between the market price at the time of the transaction and the option's exercise price. For stock awards, the value realized upon vesting is calculated by multiplying the number of shares acquired upon vesting by the fair market value (FMV) per share of Cigna common stock. The Cigna Long-Term Incentive Plan defines FMV per share as the average of the high and the low trading price per share of Cigna common stock on the applicable vesting date (see notes (2) and (3) below).

(2)
Includes the vesting on February 28, 2013 of 2010-2012 SPS awards as follows: Mr. Cordani — 190,477; Mr. McCarthy — 9,744; Mr. Fritch — 36,016; Ms. Jones — 21,408; Mr. Manders — 24,296; and Mr. Nicoletti — 21,120. The FMV on February 28, 2013 was $58.6030 per share.

(3)
Also includes shares acquired upon the vesting of restricted shares as follows: Mr. McCarthy — 13,926 shares acquired on August 30, 2013 (FMV of $79.0000 per share); Mr. Fritch — 9,284 shares acquired on February 11, 2013 (FMV of $61.8300 per share); and Mr. Manders — 32,115 shares acquired on August 3, 2013 (FMV of $77.0450 per share).

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    71

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•

EXECUTIVE COMPENSATION TABLES   (CONTINUED)

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•

 PENSION BENEFITS FOR 2013

This table shows the present value as of December 31, 2013 of the estimated retirement benefit payable upon retirement at age 65 to each of the NEOs, except for Messrs. Fritch and Nicoletti as neither was eligible to participate in the pension benefits plans. The amounts shown are estimates only. They are not necessarily the actual amounts that will be paid to the NEOs because the actual amounts will not be known until they become payable. There were no pension benefits payments in 2013 to any of the NEOs.

	Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)
	David M. Cordani	Cigna Pension Plan (Part B)	18	252,357
		Cigna Supplemental Pension Plan	18	154,547
		Cigna Supplemental Pension Plan of 2005	18	509,579

&zwsp;	Thomas A. McCarthy	Cigna Pension Plan (Parts A and B)	26	677,570		&zwsp;
&zwsp;		Cigna Supplemental Pension Plan	26	228,804		&zwsp;
&zwsp;		Cigna Supplemental Pension Plan of 2005	26	154,014		&zwsp;

	Nicole S. Jones(1)	Cigna Pension Plan (Part B)	3	42,185
		Cigna Supplemental Pension Plan of 2005	3	47,590

&zwsp;	Matthew G. Manders	Cigna Pension Plan (Part A)	23	647,202	&zwsp; (2)	&zwsp;
&zwsp;		Cigna Supplemental Pension Plan	23	327,929	&zwsp; (2)	&zwsp;
&zwsp;		Cigna Supplemental Pension Plan of 2005	23	1,627,047	&zwsp; (2)	&zwsp;

(1)
Before re-joining Cigna in June 2011, Ms. Jones had previously been employed by the Company for a period of over three years, during which she participated in Part B of the Cigna Pension Plan and the Cigna Supplemental Pension Plan of 2005. She retained those benefits upon her return to the Company.

(2)
The actuarial present values of the prior period benefits that Mr. McCarthy and Mr. Manders accumulated were computed as a single life annuity payable from normal retirement age (age 65) and then discounted to the present value as of December 31, 2013 using the same assumptions as those used for financial reporting purposes. The assumptions are interest discount rates of 4.5% for the Cigna Pension Plan and 4.0% for the Cigna Supplemental Pension Plan and the Cigna Supplemental Pension Plan of 2005, and the RP 2000 mortality table projected with scale AA to the year 2020 for those plans.

Cigna Pension Plan

The Cigna Pension Plan was frozen effective July 1, 2009, and employees hired after that date are not covered by the Plan. From 2000 to July 2009, the Cigna Pension Plan covered all U.S. based full-time employees, including all NEOs serving during that time. Cigna makes all the contributions necessary to fund Plan benefits into a trust fund, and the annual contributions are at least the amount required to meet the minimum funding requirements that apply to the Plan. Benefits are payable only after the termination of an employee's service with Cigna.

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EXECUTIVE COMPENSATION TABLES   (CONTINUED)

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•

The Cigna Pension Plan consists of Parts A and B, as described below. Part A covered certain employees hired before 1989, while Part B covered all other U.S. employees. The Plan's benefit formulas applied equally to NEOs and other employees. Pension Plan benefits are based on an employee's years of credited service and eligible earnings.

•
"Credited service" is generally the period of an employee's service with a Cigna company while the individual participated in the Cigna Pension Plan. An employee received credit for one year of credited service for any calendar year in which the employee was credited with at least 1,000 hours of service. No employee has received credit for any service after 2009.

•
"Eligible earnings" include base salary and annual incentive pay, but not payments under any long-term incentive compensation plans. Earnings after July 1, 2009 are not eligible earnings.

Part A

For credited service before April 1, 2008, Part A provides an annual retirement benefit stated in terms of a single life annuity payable at age 65. That annual benefit equals:

•
the employee's years of credited service (up to a maximum of 30 years);

•
multiplied by 2% of the higher of the employee's average annual eligible earnings over (a) the final 36 months of service, or (b) the three consecutive calendar years with the highest eligible earnings; and

•
minus an offset equal to approximately half of the employee's annual Social Security benefits.

On March 31, 2008, this formula was frozen so that credited service after March 31, 2008 and eligible earnings after July 1, 2009 are not counted.

Part A benefits under the frozen formula are generally payable only in annuity form as early as age 55. An actuarial reduction applies if benefit payments begin before age 65. All Part A participants are 100% vested.

Effective April 1, 2008, Cigna adopted a new cash balance formula under Part A. For credited service on or after April 1, 2008, the plan provides a retirement benefit stated as a lump sum hypothetical account balance. That account balance equals the sum of (1) the employee's accumulated annual benefit credits and (2) quarterly interest credits.

For each year that an employee earns a year of credited service, the employee's account receives annual benefit credits equal to a percentage of eligible earnings: 8% for 2008 eligible earnings after March 31, 2008; 9% for 2009 eligible earnings through July 1, 2009; and 3% once an employee has 30 years of credited service.

On the last day of each calendar quarter until an employee's benefit is paid, the employee's account also receives interest credits, which are based on an annual rate equal to the lesser of 9% or the yield on the five-year U.S. Treasury Constant Maturity Notes for the month of November of the preceding calendar year, plus 25 basis points. However, the annual rate will not be less than 4.5%.

The hypothetical account balance is payable as early as an employee's termination of employment. Payments may be made in annuity form or lump sum, at the employee's election.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    73

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•

EXECUTIVE COMPENSATION TABLES   (CONTINUED)

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•

Part B

Part B provides a retirement benefit stated as a lump sum hypothetical account balance similar to the Part A cash balance benefit described above. However:

•
Annual Part B benefit credits range from 3% to 8.5% of eligible earnings, based on the employee's age and accumulated years of credited service.

•
Effective July 1, 2009, when the Plan was frozen, any Part B participant employed by Cigna on April 1, 2009 became 100% vested.

Cigna Supplemental Pension Plan and Cigna Supplemental Pension Plan of 2005

The Cigna Supplemental Pension Plan was frozen effective December 31, 2004, and replaced with the Cigna Supplemental Pension Plan of 2005, which was frozen effective July 1, 2009.

The Cigna Supplemental Pension Plan provides an additional pension benefit to any employee whose Cigna Pension Plan benefit is limited by one or more federal income tax laws. The additional benefit equals the amount by which those limits reduce the pension benefit an employee would otherwise receive under the tax-qualified Cigna Pension Plan. The same plan provisions, including the definitions of service and earnings, apply equally to all employees with compensation above the qualified plan limits, including the NEOs.

The tax law limits in effect in 2009 were:

•
an annual limit of $195,000 on payments beginning at age 65 (the limit is actuarially reduced for payments beginning at an earlier age);

•
an annual limit of $245,000 on annual compensation that can be included in the Cigna Pension Plan's benefit calculations; and

•
an exclusion from eligible earnings of any compensation deferred under a nonqualified deferred compensation arrangement.

In calculating Supplemental Pension Plan benefits, the above limits are ignored; otherwise, the regular Cigna Pension Plan formulas and other terms and conditions apply. Supplemental Pension Plan benefits are paid in the year after an employee reaches age 55 or separates from service with Cigna, whichever is later. Pre-2005 benefits are ordinarily paid in a lump sum, based on the rules of the Supplemental Pension Plan, but an employee who makes a timely election in compliance with applicable tax law may have all or part of the benefit that was earned and vested before 2005 paid in equivalent monthly installments. Any lump sum more than $100,000 is payable in two installments, with the second installment paid one year after the first. Supplemental Pension Plan benefits earned after 2004 are covered under the Supplemental Pension Plan of 2005, which provides only for payments in a lump sum in the year after an employee separates from service or reaches age 55, whichever is later.

74     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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EXECUTIVE COMPENSATION TABLES   (CONTINUED)

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NONQUALIFIED DEFERRED COMPENSATION FOR 2013

This table provides information about the contributions, earnings and balances of the NEOs under Cigna's Deferred Compensation Plan as of and for the year ended December 31, 2013.

	Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawal/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)(1)	&zwsp;
&zwsp;	David M. Cordani	—	—	106,098	—	272,560	&zwsp;
	Thomas A. McCarthy	—	—	—	—	—
&zwsp;	Herbert A. Fritch	—	—	—	—	—	&zwsp;
	Nicole S. Jones	—	—	—	—	—
&zwsp;	Matthew G. Manders	—	—	—	—	—	&zwsp;
	Ralph J. Nicoletti	—	—	—	—	—

(1)
This column includes compensation earned in prior years and reported in the Summary Compensation Tables of Cigna's previous proxy statements (beginning with the 2007 proxy statement) in the aggregate amount of $95,200 for Mr. Cordani.

Cigna Deferred Compensation Plan

Cigna credits deferred compensation with hypothetical investment earnings during the deferral period as follows:

•
Deferred cash compensation is credited with amounts that equal the gains (or losses) on the actual investment options available under the Cigna 401(k) Plan. The 401(k) investment options include a default fixed income fund with an annual interest rate applicable for 2013 of 3.9%, which is not considered an "above market" interest rate as that term is defined by the SEC. The fixed income fund is the only hypothetical investment option available to non-executive employees.

•
Deferred shares of Cigna common stock are credited with amounts equal to any dividends that are paid on actual shares of Cigna common stock. These hypothetical dividends are treated as deferred cash compensation.

Subject to limitations under Section 16 of the Securities Exchange Act of 1934 and under Cigna's Securities Transactions and Insider Trading Policy, which prohibits trading by Cigna's NEOs during blackout periods, executive officers who participate in the Deferred Compensation Plan can defer up to 100% of their base salary and annual incentive award and change their hypothetical investment allocations on deferrals once per quarter.

Generally, payments of deferrals after 2004 will be made or will begin during one of the following periods: seven months after the NEO's separation from service; July of the year following the year of an executive's separation from service; the 90 day period beginning January 1 of the year following the year of an executive's death; or a date specified by the officer or by Cigna. Deferred compensation balances represent a general unsecured and unfunded obligation of Cigna.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    75

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•

EXECUTIVE COMPENSATION TABLES   (CONTINUED)

•

•

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The Contingent Payments Table on page 78 reflects the estimated amount of incremental compensation that would become payable to each of the NEOs under existing plans and arrangements if the NEO's employment had terminated in certain scenarios on December 31, 2013, given the NEO's compensation and service levels as of such date and, if applicable, based on our closing stock price on that date ($87.48 per share).

All change of control benefits are "double-trigger," which means that they are payable only upon a change of control followed by termination of employment. Additionally, in connection with any actual termination of employment or change of control transaction, we may decide to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of the benefits described below, as the People Resources Committee determines appropriate.

The actual incremental amounts that would be paid upon an NEO's termination of employment or in connection with a change of control can be determined only at the time of any such event. The calculation of the hypothetical amounts paid to each of the NEOs in the circumstances described below relies on assumptions used in making the calculations. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than those reported below. Factors that could affect these amounts include the timing during the year of any such event, our stock price and specific plan terms that govern administration of payments. See also the Compensation Discussion and Analysis — Employment Arrangements and Post-Termination Payments on page 56 for a description of Cigna's policies on severance pay and information on the retention agreement with Mr. Fritch.

In calculating the hypothetical payment amounts, we have assumed (except as noted below) that: (1) change of control and termination occur as of December 31, 2013; (2) payments of benefits are made in a lump sum on December 31, 2013; and (3) the value of options would be equal to the value realized upon exercise of those options that accelerate as a result of the applicable event and that were in-the-money as of December 31, 2013. However, the actual exercise date of options is not known and payment dates would vary because of Internal Revenue Code rules relating to deferred compensation.

The table shown below does not include certain non-forfeitable payments or benefits, such as 401(k), supplemental 401(k), deferred compensation, pension plans and the value of previously vested in-the-money options, assuming exercise; in each case, the NEO would, subject to certain limitations, receive these payments or benefits upon termination, including voluntary termination or termination for cause. See the Pension Benefits for 2013 and Nonqualified Deferred Compensation for 2013 tables on pages 72 and 75, respectively.

In July 2013, Cigna and Mr. Nicoletti executed an agreement and release in connection with his resignation as Executive Vice President and Chief Financial Officer, effective as of July 12, 2013. His employment ended on September 13, 2013. Under this agreement, we agreed to (i) pay Mr. Nicoletti a lump-sum cash payment of $500,000 and (ii) provide him with health benefits from September 14, 2013 through September 30, 2013.

Contingent Payment Descriptions

The aggregate amounts in the Contingent Payments Table appear under the following headings:

•
Severance, which refers to salary continuation upon involuntary termination, or salary continuation upon involuntary termination and change of control for the NEOs.

•
Annual Incentive, which refers to annual cash incentive awards payable to the NEO.

76     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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EXECUTIVE COMPENSATION TABLES   (CONTINUED)

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•

•
Value of Accelerated Long-Term Incentive, which refers to accelerated vesting of in-the-money options and/or restricted stock and SPSs.

•
Outplacement Services; Other Benefits, which includes the cost to the Company for outplacement services and/or Company-paid basic life insurance.

•
Change of Control Cut-Back, which refers to the application of the reduction of the total payment upon change of control, by which either: (1) an executive will receive the full amount of change of control benefits and also pay any resulting excise tax, or (2) an executive's change of control benefits will be reduced enough to avoid the excise tax entirely — whichever alternative provides the executive with the greater amount of after-tax benefits.

Hypothetical payment amounts represent an approximation of the potential payment.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    77

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•

EXECUTIVE COMPENSATION TABLES   (CONTINUED)

•

•

	CONTINGENT PAYMENTS All Actions Assume a 12/31/13 Termination Date
		Involuntary Termination not for Cause ($) (a)	Termination upon a Change of Control ($) (b)	Retirement ($) (c)	Termination upon Death or Disability ($) (d)	&zwsp;
	David M. Cordani
	Severance	1,040,000	10,896,000	—	—
&zwsp;	Annual Incentive	1,800,000	—	1,800,000	—	&zwsp;
	Value of Accelerated Long-Term Incentive	20,176,825	60,852,781	34,732,390	34,732,390
&zwsp;	Outplacement Services and Other Benefits	42,359	27,359	13,500	—	&zwsp;
	Change of Control Cut-Back	—	—	—	—

	Total	23,059,184	71,776,140	36,545,890	34,732,390
	Thomas A. McCarthy
	Severance	600,000	3,600,000	—	—
&zwsp;	Annual Incentive	600,000	—	600,000	—	&zwsp;
	Value of Accelerated Long-Term Incentive	1,915,112	5,700,827	2,678,568	2,678,568
&zwsp;	Outplacement Services and Other Benefits	40,737	25,737	—	—	&zwsp;
	Change of Control Cut-Back	—	—	—	—

	Total	3,155,849	9,326,564	3,278,568	2,678,568
	Herbert A. Fritch
	Severance	1,000,000	7,140,000	—	—
&zwsp;	Annual Incentive	1,000,000	—	1,000,000	—	&zwsp;
	Value of Accelerated Long-Term Incentive	12,492,231	30,197,896	24,385,288	25,853,815
&zwsp;	Outplacement Services and Other Benefits	42,037	27,037	—	—	&zwsp;
	Change of Control Cut-Back	—	—	—	—

	Total	14,534,268	37,364,933	25,385,288	25,853,815
	Nicole S. Jones
	Severance	550,450	3,376,920	—	—
&zwsp;	Annual Incentive	435,750	—	435,750	—	&zwsp;
	Value of Accelerated Long-Term Incentive	3,168,876	9,035,195	5,149,334	5,149,334
&zwsp;	Outplacement Services and Other Benefits	40,998	25,998	—	—	&zwsp;
	Change of Control Cut-Back	—	—	—	—

	Total	4,196,074	12,438,113	5,585,084	5,149,334
	Matthew G. Manders
	Severance	586,500	3,897,000	—	—
&zwsp;	Annual Incentive	575,000	—	575,000	—	&zwsp;
	Value of Accelerated Long-Term Incentive	3,123,911	9,721,668	5,451,682	5,451,682
&zwsp;	Outplacement Services and Other Benefits	41,114	26,114	—	—	&zwsp;
	Change of Control Cut-Back	—	—	—	—

	Total	4,326,525	13,644,782	6,026,682	5,451,682

Involuntary Termination not for Cause (Column (a))

Payments and benefits may be provided to NEOs whose employment is terminated because of job elimination, disability or any other non-cause reason. If a NEO is terminated not for cause, there is no plan or formula that prescribes benefits that would be provided. Some of the benefits, such as severance payments or payments in the amount of the value of unvested restricted stock awards, would be subject to the discretion of the People

78     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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•

EXECUTIVE COMPENSATION TABLES   (CONTINUED)

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•

Resources Committee. The following factors are typically considered in the exercise of such discretion: length of service; target total compensation; and career plans following termination of employment.

From the range of possible decisions the People Resources Committee may make about payments and benefits, we have assumed for purposes of this estimate that a NEO would receive:

•
An amount equal to one year of base salary.

•
A prorated portion of that individual's annual incentive target for the year in which termination occurs. The total amount of the annual incentive payout for 2013 was included in the estimate because it assumes termination at year-end.

•
A lump sum payment equal to the value of unvested restricted stock, calculated by multiplying the number of shares of restricted stock forfeited upon termination, by the closing price on the assumed termination date, which was $87.48 on December 31, 2013.

•
Payout of a prorated portion of previously awarded SPSs based on 100% of the 2011 – 2013 SPS award, 67% of the 2012 – 2014 SPS award and 33% of the 2013 – 2015 SPS award. The value shown for each NEO represents the number of SPSs multiplied by $87.48, the December 31, 2013 closing price of Cigna common stock.

•
Outplacement services and Company-paid basic life insurance, each for a period of one year. For purposes of this estimate, a cost of $40,000 for outplacement services was used.

•
For Mr. Fritch, the restricted stock granted as part of his retention agreement would immediately vest and be delivered as shares in lieu of receiving a lump sum cash payout.

Previous separation agreements with executive officers required the officer to make certain promises, covenants and waivers, including non-competition and non-solicitation obligations and a general release, in exchange for the benefits and payments provided by Cigna.

Termination upon a Change of Control (Column (b))

The payments and benefits discussed are entirely hypothetical and contingent in nature. However, if a change of control were to occur, executive officers who are terminated (other than as the result of conviction of a felony involving fraud or dishonesty directed against Cigna) within two years after a change of control would be entitled to the following payments and benefits:

•
156 weeks of pay, at the base salary rate in effect at termination.

•
Three-times the greater of the executive's last annual incentive payout or the amount of the executive's annual incentive target immediately before the change of control.

•
The number of outstanding SPSs multiplied by the greatest of: 100%; the vesting percentage from the preceding performance period; or the average vesting percentage for the last two performance periods. For purposes of this estimate, a vesting percentage of 160% of target was used. The value shown for each NEO represents the number of SPSs multiplied by $87.48, the closing price of Cigna common stock on December 31, 2013.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    79

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•

EXECUTIVE COMPENSATION TABLES   (CONTINUED)

•

•

•
Unvested stock options and restricted stock awards would vest. Options would expire on the earlier of the original expiration date or three months after the termination date.

•
Six months of outplacement services and life insurance for one year paid by the Company. For purposes of this estimate, a cost of $25,000 for outplacement services was used.

•
For Mr. Fritch, benefits also would include the vesting of any unvested stock options and restricted stock previously granted while employed at HealthSpring and converted to Cigna equity upon the merger. Options would expire on their original expiration date.

If, within two years after a change of control, any of the following changes affect an executive officer, and he or she then resigns following written notification to Cigna, the resignation will be treated as a termination upon a change of control: any reduction in compensation, any material reduction in authority, duties or responsibilities, or a relocation of the executive's office more than 35 miles from its location on the date of the change of control.

Retirement (Column (c))

Upon retirement, the amount of any benefits or payments to an NEO is subject to the discretion of the People Resources Committee and/or the terms of any agreement executed by the Company and the retiring NEO that has been approved by the Committee. From the range of possible decisions the People Resources Committee may make about payments and benefits, we have assumed for purposes of this estimate a NEO would receive:

•
A prorated portion of that individual's annual incentive target. The calculation includes the total annual incentive target for 2013 because the estimate assumes termination at year-end.

•
Payout of a prorated portion of previously awarded SPSs based on 100% of the 2011 – 2013 SPS award, 67% of the 2012 – 2014 SPS award and 33% of the 2013 – 2015 SPS award. The value shown for each NEO represents the number of SPSs held by the NEO multiplied by the closing price of Cigna common stock on December 31, 2013 ($87.48).

•
Vesting of any unvested options would be accelerated and the options would become exercisable at retirement and expire on the original expiration date. The calculation includes the gain on in-the-money exercisable options, assuming option exercises on December 31, 2013.

•
Vesting of any unvested Cigna restricted stock awards upon retirement, subject to the People Resource Committee's approval. For Mr. Fritch, as per the terms of his award agreements, all restricted stock previously granted while employed at HealthSpring and converted to Cigna equity upon the merger would be immediately forfeited.

For the CEO, the calculation includes the incremental cost of providing office space and administrative assistance for one year, which is estimated to be approximately $13,500.

Death or Disability (Column (d))

If a NEO dies while still an active employee, certain benefits are available to that individual's estate or surviving spouse. Restrictions on restricted stock awards would lapse upon death or disability. In addition, vesting of any unvested options would be accelerated and the options would become exercisable and expire on the original expiration date.

80     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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EXECUTIVE COMPENSATION TABLES   (CONTINUED)

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Payment of outstanding SPS awards is subject to the discretion of the People Resources Committee. In accordance with past practice, the estimates assume that the NEO's estate or the surviving spouse would receive payment of a prorated portion of the SPSs based upon the following formula: 100% of the 2011 – 2013 SPS award; 67% of the 2012 – 2014 SPS award; and 33% of the 2013 – 2015 SPS award. The SPS values reflect the Cigna common stock closing price on December 31, 2013 ($87.48); however, the actual value would be determined in the year following the end of each three-year performance period.

For Mr. Fritch, the amount would include 100% of the 2011 – 2013 and 2012 – 2014 SPS awards (as required under his retention agreement), and 33% of the 2013 – 2015 SPS award, with the actual value being determined in the year following the end of each three-year performance period.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    81

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ITEM 3. ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

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Our Board is committed to strong governance and recognizes that Cigna shareholders have an interest in our executive compensation policies and practices. SEC rules require that we provide our shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs. In recognition of the preference of shareholders expressed at our 2011 Annual Meeting, the Board has adopted a policy that provides for annual "say on pay" advisory votes. Consistent with this policy and SEC rules, we are asking you to approve an advisory resolution on the 2013 compensation paid to the NEOs, as described in this proxy statement.

This advisory vote is intended to address our overall compensation policies and practices related to the NEOs, rather than any specific element of compensation. Because your vote is advisory, it will not be binding upon the Board. However, the Board and People Resources Committee value your opinion and will review and consider the voting results when making future executive compensation decisions.

In considering your vote, we encourage you to review the Proxy Summary beginning on page 1, the CD&A beginning on page 37 and the Executive Compensation Tables beginning on page 64. We believe that our executive compensation program design effectively aligns the interests of our executive officers with those of our shareholders by tying a significant portion of their compensation to Cigna's performance and rewarding our executive officers for the creation of long-term value for Cigna's shareholders.

In accordance with the rules under Section 14A of the Securities Exchange Act, as amended, we are asking you to approve the following advisory resolution at the Annual Meeting:

    Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Executive Compensation Tables and accompanying narrative disclosure.

The Board of Directors unanimously recommends that shareholders vote FOR advisory approval of the Company's executive compensation.

82     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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OWNERSHIP OF CIGNA COMMON STOCK

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STOCK HELD BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table provides information as of March 3, 2014 about the amount of Cigna common stock beneficially owned by each director, nominee and executive officer named in the Summary Compensation table (named executive officers) and the amount of Cigna common stock beneficially owned by the directors, nominees and named executive officers as a group. In general, "beneficial ownership" includes those shares a director, nominee or executive officer has the power to vote or transfer (even if another person is the record owner), and stock options that are exercisable as of March 3, 2014 or that become exercisable within 60 days.

	Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class	&zwsp;
&zwsp;	Directors and Nominees(2)			&zwsp;
	Isaiah Harris, Jr.	565	*
&zwsp;	Eric J. Foss	8,264	*	&zwsp;
	Jane E. Henney, M.D.	565	*
&zwsp;	Roman Martinez IV	9,496	*	&zwsp;
	John M. Partridge	19,298	*
&zwsp;	James E. Rogers	—	*	&zwsp;
	Joseph P. Sullivan	10,415	*
&zwsp;	Eric C. Wiseman	4,200	*	&zwsp;
	Donna F. Zarcone	5,971	*
&zwsp;	William D. Zollars	565	*	&zwsp;
	Named Executive Officers as of March 3, 2014
&zwsp;	David M. Cordani	1,359,545	*	&zwsp;
	Thomas A. McCarthy	122,695	*
&zwsp;	Herbert A. Fritch	937,836	*	&zwsp;
	Nicole S. Jones	58,358	*
&zwsp;	Matthew G. Manders	150,206	*	&zwsp;
	All Directors, Nominees and Executive Officers as a group including those named above (20 Persons)	2,975,685	1.1%

(1)
Includes, in addition to wholly-owned shares:

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shares of restricted common stock in the amount of 90,040 for Mr. Fritch; and 5,166 for Ms. Jones;

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shares acquirable within 60 days of March 3, 2014 by exercising vested stock options in the amount of 1,042,898 for Mr. Cordani; 73,360 for Mr. McCarthy; 653,470 for Mr. Fritch; 37,589 for Ms. Jones; 83,362 for Mr. Manders; and an aggregate of 116,997 for other executive officers; and

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holdings in Cigna Stock Funds of 401(k) Plans in the amount of 1,639 for Mr. Cordani; 1,168 for Mr. McCarthy; and 1,313 for Ms. Jones.

Under the Deferral Plan (described on page 29), directors may elect to defer the payment of the common stock portion of their annual retainers beyond the designated payment date. The table above excludes deferred common stock because the holder does not have the power to vote or transfer the shares deferred.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    83

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OWNERSHIP OF CIGNA COMMON STOCK   (CONTINUED)

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(2)
The table below details as of March 3, 2014 (i) the shares of Cigna common stock beneficially owned by Cigna directors and nominees and reflected in this beneficial ownership table, (ii) shares of Cigna common stock for which receipt has been deferred by the director under the Deferral Plan and (iii) certain other securities whose value is directly tied to the value of Cigna stock (Common Stock Equivalents), as described on page 32 of this proxy statement. Under SEC rules, the Common Stock Equivalents are not considered beneficially owned and are therefore not included on the table above. The Total Ownership Value (column (g) below) reflects the value of common stock, deferred common stock and Common Stock Equivalents held by Cigna directors and was calculated based on the closing price of our common stock on March 3, 2014 ($78.61).

				Common Stock Equivalents					&zwsp;
	Name	Common Stock Included in Beneficial Holdings Table above (a)	Deferred Common Stock (b)	Deferred Stock Units (c)	Restricted Share Equivalents (d)	Hypo- thetical Shares of Common Stock (e)	Total Ownership (f)	Total Ownership Value (g)	&zwsp;
	Eric J. Foss	8,264	—	—	—	—	8,264	$649,633
&zwsp;	Isaiah Harris, Jr.	565	—	4,776	13,500	18,450	37,291	$2,931,446	&zwsp;
	Jane E. Henney, M.D.	565	—	—	13,500	19,024	33,089	$2,601,126
&zwsp;	Roman Martinez IV	9,496	17,631	1,194	13,500	14,210	56,031	$4,404,597	&zwsp;
	John M. Partridge	19,298	—	—	—	—	19,298	$1,517,016
&zwsp;	James E. Rogers	—	32,371	—	—	8,453	40,824	$3,209,175	&zwsp;
	Joseph P. Sullivan	10,415	—	2,388	—	—	12,803	$1,006,444
&zwsp;	Eric C. Wiseman	4,200	6,968	99	—	360	11,627	$913,998	&zwsp;
	Donna F. Zarcone	5,971	3,081	2,122	13,500	2,793	27,467	$2,159,181
&zwsp;	William D. Zollars	565	—	—	13,500	9,772	23,837	$1,873,827	&zwsp;

Additional Information about Stock Held by Directors, Director Nominees and Executive Officers

Directors, director nominees and executive officers as a group beneficially own approximately 1.1% of the outstanding common stock. These beneficial ownership percentages do not include any common stock equivalents and are based on 271,490,725 shares of common stock outstanding on March 3, 2014.

On March 3, 2014, the Cigna stock funds of Cigna's two 401(k) plans for employees held a total of 6,402,890 shares, or approximately 2.4% of the outstanding common stock on that date. A Cigna management advisory committee determines how the shares held in the Cigna stock funds will be voted only to the extent the plans' individual participants do not give voting instructions.

The directors, director nominees and named executive officers control the voting and investment of all shares of common stock they own beneficially.

The address for each individual in the table above is c/o Cigna Corporation, 900 Cottage Grove Road, Bloomfield, Connecticut 06002.

84     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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OWNERSHIP OF CIGNA COMMON STOCK   (CONTINUED)

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STOCK HELD BY CERTAIN BENEFICIAL OWNERS

The following table and notes provide information about beneficial owners of more than five percent of Cigna's common stock. The percent of class reported in the table below is based on shares of Cigna common stock outstanding as of March 3, 2014.

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class	&zwsp;
	BlackRock, Inc. 40 East 52nd Street New York, NY 10022	15,414,818	(1)	5.7%
&zwsp;	FMR LLC Edward C. Johnson 3d 245 Summer Street Boston, MA 02210	14,453,252	&zwsp; (2)	5.3%	&zwsp;

(1)
Based on information as of December 31, 2013 contained in an amended Schedule 13G filed with the SEC on January 28, 2014 by BlackRock, Inc. The amended Schedule 13G indicates that BlackRock, Inc. has sole voting power with respect to 12,882,360 shares and sole dispositive power with respect to all of the shares.

(2)
Based on information as of December 31, 2013 contained in a Schedule 13G filed with the SEC on February 14, 2014 by FMR LLC (FMR) and Edward C. Johnson 3d. Fidelity Management & Research Company (Fidelity), a wholly-owned subsidiary of FMR and an investment adviser, is the beneficial owner of 9,070,078 shares as a result of acting as investment adviser to various investment companies (the Fidelity Funds). Edward C. Johnson, 3d, Chairman of FMR, and FMR, through its control of Fidelity and the Fidelity Funds, each has sole dispositive power of the 9,070,078 shares owned by the Fidelity Funds. Neither FMR nor Edward C. Johnson, 3d, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. Fidelity SelectCo, LLC (SelectCo), a wholly-owned subsidiary of FMR and an investment adviser, is the beneficial owner of 1,990,000 shares as a result of acting as investment adviser to various investment companies (the SelectCo Funds). Edward C. Johnson, 3d, Chairman of FMR, and FMR, through its control of SelectCo and the SelectCo Funds, each has sole dispositive power of the 1,990,000 shares owned by the Fidelity Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. FIL Limited (FIL) and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL is the beneficial owner of 2,829,327 shares. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR and FIL, or trusts for their benefit, own shares of FIL voting stock. While the percentage of total voting power represented by these shares may fluctuate as a result of changes in the total number of shares of FIL voting stock outstanding from time to time, it normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals. FMR and FIL are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Exchange Act and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" by the other corporation. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). However, FMR is making this filing on a voluntary basis as if all of the shares are beneficially owned by FMR and FIL on a joint basis. FIL has sole dispositive power over 2,829,327 shares owned by the International Funds. FIL has sole power to vote or direct the voting of 2,820,527 shares and no power to vote or direct the voting of 8,800 shares.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    85

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OWNERSHIP OF CIGNA COMMON STOCK   (CONTINUED)

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Cigna directors and executive officers are required to file reports of their holdings and transactions in Cigna securities with the Securities and Exchange Commission. Based on these reports and representations from our directors and executive officers, the Company believes that all reports due in 2013 were timely filed.

86     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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2015 ANNUAL MEETING AND RELATED MATTERS

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When do you expect to hold the 2015 annual meeting of shareholders?

We expect to hold the 2015 annual meeting on Wednesday, April 22, 2015, at a time and location to be announced later. The Board may change this date in its discretion.

How does a shareholder submit a proposal or nomination of a director candidate for the 2015 annual meeting?

The following summarizes the requirements for shareholder proposals.

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If you intend to submit a proposal to be included in next year's proxy statement pursuant to SEC Rule 14a-8, the Corporate Secretary must receive your proposal on or before November 14, 2014. Submitting a shareholder proposal does not guarantee that Cigna will include the proposal in the proxy statement if the proposal does not satisfy the SEC's rules.

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If you want to present your proposal at the 2015 annual meeting but are not proposing it pursuant to SEC Rule 14a-8, the Corporate Secretary must receive your proposal by the close of business on January 22, 2015 and it must satisfy the requirements set forth in Article II, Section 12 of Cigna's By-Laws.

If you would like to nominate a candidate for director at the 2015 annual meeting, you must notify the Corporate Secretary by the close of business on January 22, 2015. The notice must include certain information, specified in Cigna's By-Laws, about you and your nominee.

Correspondence to the Corporate Secretary may be addressed to: Corporate Secretary, Cigna Corporation, Two Liberty Place, 16th Floor, 1601 Chestnut Street, Philadelphia, PA, 19192-1550.

How can I communicate with the Board of Directors?

Shareholders and interested parties may contact the Board of Directors, the Chairman, the independent directors, or specific individual directors by submitting an e-mail to DirectorAccessMailbox@cigna.com. Shareholders and interested parties also may send written correspondence to Director Access, Attention: Office of the Corporate Secretary, Cigna Corporation, Two Liberty Place, 16th Floor, 1601 Chestnut Street, Philadelphia, PA, 19192-1550.

The Corporate Secretary will compile all communications other than routine commercial solicitations and opinion surveys sent to Board members and periodically submit them to the Board. Communications addressed to individual directors at the director address will be promptly submitted to such individual directors. The Corporate Secretary also will promptly advise the appropriate member of management of any concerns relating to Cigna's products or services, and the Corporate Secretary will notify the Board of the resolution of those concerns.

How do I obtain copies of Cigna's corporate governance and other company documents?

The Board Practices, committee charters and Cigna's Code of Ethics are posted at www.cigna.com/about-us/corporate-governance/. In addition, these documents are available in print to any shareholder who submits a written request to the Corporate Secretary at the address listed above.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    87

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2015 ANNUAL MEETING AND RELATED MATTERS   (CONTINUED)

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The Company's filings with the SEC, including its annual report on Form 10-K, are available through www.cigna.com/about-us/investors/quarterly-reports-and-sec-filings/.

If you are a shareholder and did not receive an individual copy of this year's proxy statement, annual report or notice of Internet availability of proxy materials, we will promptly send a copy to you if you address a written request to Shareholder Services, Cigna Corporation, Two Liberty Place, 5th Floor, 1601 Chestnut Street, Philadelphia, PA 19192-1550. You may also contact Shareholder Services at (215) 761-3516 or shareholderservices@cigna.com.

What is householding and how does it affect me?

If you and other residents at your mailing address own shares of Cigna stock in "street name," your broker or bank should have notified you that your household will receive only one proxy statement and annual report or notice of Internet availability of proxy materials, but each shareholder who resides at your address will receive a separate proxy card or voting instruction form. This practice is known as "householding." Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Householding benefits both you and Cigna because it reduces the volume of duplicate information received at your household and helps Cigna reduce expenses and conserve natural resources.

If you would like to receive your own set of Cigna's proxy statement and annual report or your own notice of Internet availability of proxy materials in the future, or if you share an address with another Cigna shareholder and together both of you would like to receive only a single set of Cigna's proxy materials, please contact Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or (800) 542-1061. The request must be made by each person in the household. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number. The revocation of your consent to householding will be effective 30 days following its receipt.

88     2014 Notice of Annual Meeting of Shareholders and Proxy Statement

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APPENDIX A – SURVEY DATA FOR EVP AND GENERAL COUNSEL

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The survey data below was used as the primary market reference for the target and actual compensation for the Executive Vice President and General Counsel position.

	Salary Survey	Benchmarks	Participants
	Aon Hewitt U.S. TCM Financial Services Executive Total Compensation	Law Corporate	The survey includes Financial Services companies with Corporate Assets of $40-$75 billion, representing primarily the insurance, diversified financial and banking sectors. Participants include, but are not limited to, Aetna, Chubb, Protective Life, United Healthcare, Unum Group and WellPoint.
&zwsp;	Aon Hewitt U.S. TCM General Industry Executive Total Compensation	Law Corporate
			This survey provides total compensation data for General Industry and Retail executives in organizations with corporate revenues between $10 and $20 billion including ADP, Baxter International, Duke Energy, Eaton, Genuine Parts, HJ Heinz, Kellogg, Marriott, Navistar, Starbucks, Texas Instruments, Waste Management and Yum!Brands.	&zwsp;
	Mercer US Global Premium Executive Remuneration Suite — Fortune 500 Organizations	Top Legal Executive/General Counsel
Fortune 500 participants with Annual Net Revenues between $15 and $30 billion include Aetna, AFLAC, Capital One, Hartford, Nike, PNC Financial, Progressive, Rite Aid, Staples, Time Warner, Travelers, and US Bancorp.
&zwsp;	Pearl Meyer & Partners Executive and Senior Management Total Compensation Survey	Top Legal Counsel
			Participants with Global Corporate Revenues greater than $10 billion include, but are not limited to, Accenture, Aetna, AT&T, BAE Systems, Cisco Systems, Comcast, CVS/Caremark, EMC Corporation, Hewlett Packard, IBM, Marriott, Publix Markets, SAIC, Staples, TJX Companies, Tyson Foods, Viacom and Xerox.	&zwsp;
	Towers Watson CDB General Industry Executive	Top Legal Executive
The CDB Executive Database includes over 800 participants across all industries. Participants with Global Corporate Revenues between $10 and $20 billion include, but are not limited to, Aon, Aramark, Colgate-Palmolive, Coventry, CSX, General Mills, HealthNet, Kellogg, Lincoln National, Marriott, Time Warner Cable, UNUM, Union Pacific, US Airways, US Steel and Whirlpool.

2014 Notice of Annual Meeting of Shareholders and Proxy Statement    A-1

DRIVING DIRECTIONS
FOR THE 2014 ANNUAL MEETING

Windsor Marriott Hotel
28 Day Hill Road
Windsor, CT 06095

Driving Directions

  From Bradley International Airport:

  Take Rt. 20 to I-91 South. Exit Day Hill Road (#38B). Hotel is on right.

  From the South and Downtown:

  Take I-91 North. Exit Route 75/Poquonock (#38). Turn right at the end of the exit ramp onto Rt. 75 North. Go through three quick traffic lights, and then bear right at Day Hill Road Exit. Hotel is on right.

Admission Ticket IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 22, 2014. Vote by Internet • Go to www.envisionreports.com/ci • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. • Follow the instructions provided by the recorded message X Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board recommends a vote FOR all nominees named in Proposal 1 and FOR Proposals 2 and 3. 1. Election of Directors for terms expiring in 2017: For Against Abstain For Against Abstain For Against Abstain 01 - Eric J. Foss 02 - Roman Martinez IV 03 - William D. Zollars For Against Abstain For Against Abstain 2. Ratification of appointment of PricewaterhouseCoopers LLP 3. Advisory approval of Cigna’s executive compensation. as Cigna’s independent registered public accounting firm for 2014. Note: Such other business as may properly come before the meeting or any postponements or adjournments thereof. B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below The shares represented by this proxy will be voted as directed by the undersigned. Where no direction is given when a duly executed proxy is returned, such shares will be voted “For” all the nominees named in Proposal 1 and “For” Proposals 2 and 3 and will grant authority to the proxy holder to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF CIGNA CORPORATION. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 01RQIE

Admission Ticket Cigna Corporation 2014 Annual Meeting of Shareholders Wednesday, April 23, 2014 10:00 a.m. Windsor Marriott Hotel Ballroom 4 28 Day Hill Road Windsor, Connecticut 06095 Please bring a valid photo ID to be admitted to the meeting. In addition, if you own shares in street name, bring your most recent brokerage statement or a letter from your broker or other nominee with you to the meeting so that we can verify your ownership of common stock. Please note: no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy/Voting Instruction Card Cigna Corporation Annual Meeting of Shareholders April 23, 2014, 10:00 a.m. This proxy/voting instruction card is solicited by the Board of Directors The undersigned hereby constitutes and appoints John M. Limongelli and Shermona S. Mapp, or either of them, as proxies with full power of substitution. Each of them is hereby authorized to represent the undersigned and vote all shares of the Corporation held of record by the undersigned on February 24, 2014, and all of the shares as to which the undersigned then had the right to give voting instruction to the record holder (trustee) under the Cigna 401(k) Plan and the Cigna Health Management 401(k) Plan, at the Annual Meeting of Shareholders, to be held at the Windsor Marriott Hotel, Ballroom 4, 28 Day Hill Road, Windsor, Connecticut 06095, on Wednesday, April 23, 2014, at 10:00 a.m., or at any postponements or adjournments thereof, on the matters set forth in the Proxy Statement dated March 14, 2014. This proxy/voting instruction card is solicited on behalf of the Board of Directors of Cigna Corporation pursuant to a separate Notice of Annual Meeting and Proxy Statement dated March 14, 2014, receipt of which is hereby acknowledged. You are encouraged to specify your choices by marking the appropriate selections (either on this card or electronically), but you need not specify any choices if you wish to vote in accordance with the Board of Directors’ recommendations, so long as you submit your proxy. If you use this card to vote, you must sign it on the reverse side for your vote to be counted. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.